Spartan®
Michigan Municipal Income
Fund

and

Fidelity ®
Michigan Municipal Money
Market Fund

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Spartan Michigan Municipal Income Fund
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Michigan Municipal Money Market Fund
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months and one year.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

U.S. Treasuries proved to be one of the best-performing investments of 2002, gaining nearly 12% for the year according to the Lehman Brothers® Treasury Index. In fact, all categories of investment-grade bonds finished the year in the plus column. Stocks, on the other hand, declined for the third consecutive year, but a strong fourth quarter left many equity investors hopeful of better things to come in 2003.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Spartan Michigan Municipal Income Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan® MI Municipal Income	9.78%	31.63%	80.28%
LB Michigan Municipal Bond	10.26%	34.89%	n/a*
Michigan Municipal Debt Funds Average	8.56%	27.04%	79.03%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® Michigan Municipal Bond Index - a market value-weighted index of Michigan investment-grade municipal bonds with maturities of one year or more. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. The past one year Michigan municipal debt funds average represents a peer group of less than 50 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan MI Municipal Income	9.78%	5.65%	6.07%
LB Michigan Municipal Bond	10.26%	6.17%	n/a*
Michigan Municipal Debt Funds Average	8.56%	4.90%	5.99%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

Spartan Michigan Municipal Income Fund
Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Spartan® Michigan Municipal Income Fund on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Municipal Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended December 31,
	2002	2001	2000	1999	1998
Dividend returns	4.81%	4.86%	5.58%	4.62%	4.91%
Capital returns	4.97%	-0.09%	5.61%	-7.25%	0.80%
Total returns	9.78%	4.77%	11.19%	-2.63%	5.71%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended December 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.49¢	26.46¢	53.03¢
Annualized dividend rate	4.43%	4.39%	4.50%
30-day annualized yield	3.57%	-	-
30-day annualized tax-equivalent yield	5.73%	-	-

Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $11.93 over the past one month, $11.95 over the past six months and $11.80 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 37.67% combined effective federal and state income tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.

Annual Report

Spartan Michigan Municipal Income Fund

Fund Talk: The Manager's Overview

Market Recap

The municipal bond market - as measured by the Lehman Brothers® Municipal Bond Index - significantly outperformed the U.S. equity markets in 2002. This marks the third consecutive year munis have outperformed stocks, the first time that's happened in the 20-plus year history of the Lehman Brothers index. For the overall 12-month period that ended December 31, 2002, the muni index, which measures the performance of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds, gained 9.64%. Over the same period, the Standard & Poor's 500SM Index - a popular measure of the U.S. stock markets - declined 22.10%. Munis received a boost when the Federal Reserve Board cut interest rates 11 times in 2001, held rates steady through the first 10 months of 2002, and then initiated another reduction in early November. Muni bonds further benefited from strong demand as investors shunned stocks in response to poor corporate earnings, accounting scandals, apprehension about a possible war with Iraq and fears of a double-dip recession. They did run into some trouble late in the year when the stock market surged in October and November. While this left the Lehman Brothers index with a 0.00% return for the overall fourth quarter of 2002, the index was up more than 2.00% for the month of December.

(Portfolio Manager photograph)
An interview with Doug McGinley, Portfolio Manager of Spartan Michigan Municipal Income Fund

Q. How did the fund perform, Doug?

A. For the 12-month period ending December 31, 2002, the fund returned 9.78%. To get a sense of how the fund did relative to its competitors, the Michigan municipal debt funds average returned 8.56%, according to Lipper Inc. Additionally, the Lehman Brothers Michigan Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 10.26%.

Q. What helped the fund outpace its Lipper peer average?

A. The fund's outperformance stemmed from a combination of factors, including our focus on high-quality securities, prudent sector selection and advantageous yield-curve positioning. Throughout 2002, our emphasis on high-quality securities helped boost performance. Investors generally shied away from lower-quality bonds in response to heightened concerns about credit risk amid weak economic conditions. These factors put below-investment-grade bond prices under pretty severe pressure. In terms of sector selection, the fund's performance benefited from our focus on select health care and essential services bonds, such as those issued by water and sewer utilities. Michigan's health care sector saw its share of problems - there were some facilities and systems that outright stumbled during the period. Fortunately, the fund's health care holdings were concentrated in bonds issued by health care entities with much stronger financial trends due to prudent cost management and higher payments from insurers and the state and federal government. Our relatively large weighting in essential services bonds also helped. Because their revenues are, by definition, essential, they were not all that sensitive to the economic slowdown. Finally, our decisions involving yield-curve exposure - meaning how we mixed short-, intermediate and long-term bonds, also generally benefited the fund's performance.

Annual Report

Spartan Michigan Municipal Income Fund
Fund Talk: The Manager's Overview - continued

Q. Although the Michigan municipal market turned in relatively strong gains for 2002, it was quite volatile. What was your approach to that volatility?

A. Rates and bond yields spiked higher at various points when evidence pointed to a strong recovery, and then dropped on other occasions when it seemed that the economy was veering toward recession. This interest rate volatility made it very difficult for investors who positioned their portfolios based on a view of where rates were headed. Since the direction of rates is very hard to predict on a consistent basis over long periods of time, our approach is to manage the fund so that its interest rate sensitivity is in line with the Michigan municipal market overall. We'd rather concentrate our efforts on adding value in other ways without taking on the additional risk that comes with potentially incorrect interest rate calls.

Q. Were there any disappointments?

A. Probably the biggest disappointment, although it only detracted from performance in a modest way, had to do with the fund's relatively light stake in par bonds, which sell at face value. At times, par bonds were in very strong demand from individual investors and, as a result, outperformed premium and discount bonds - which sell above and below face value, respectively. Even though they outperformed during the period, we tended to be very selective regarding par bonds, because they can be subject to unfavorable tax treatment in certain interest rate environments.

Q. What's your outlook for the Michigan municipal bond market?

A. The supply of Michigan municipals - which I expect to be relatively robust in 2003 - will likely put some pressure on existing bond prices. The bigger uncertainty is demand. If stocks rally, some investors may sell munis. Interest rates, of course, will be the main factor driving the market. I think it's important for shareholders to realize that with interest rates currently at such low levels, it will be difficult for nearly every type of bond - not just munis - to replicate the kinds of returns they've enjoyed over the past two years driven by declining interest rates. Since I don't forecast the direction of rates, I will continue to structure the portfolio so that it is positioned to weather any type of environment, buying bonds that our credit research indicates are undervalued with the intention of holding them until they reach their fair value.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income exempt from federal income tax and Michigan personal income tax

Fund number: 081

Trading symbol: FMHTX

Start date: November 12, 1985

Size: as of December 31, 2002, more than $572 million

Manager: Doug McGinley, since June 2002; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1994

3

Doug McGinley on Michigan's fiscal situation:

"Michigan's recently elected governor and legislature face one of the state's worst fiscal problems in decades, brought on by a couple of years of weaker-than-expected revenue collections - an outgrowth of the weak economy - and larger-than-expected increases in expenses, namely health care and homeland security. Prior administrations cut taxes without meaningful cuts in spending, nearly emptied rainy day funds and tapped other one-time funding sources. Even with a modest economic recovery forecast for 2003, current lawmakers will have to choose among some very unattractive options in order to balance future budgets. Those options include layoffs of state employees, tax increases, new fees and program cuts. For Michigan's 2002-03 fiscal year - which ends in September 2003 - the state's budget deficit is expected to be about $200 million. But for fiscal year 2003-04, that deficit is expected to mushroom to about $2 billion. The resolution of current and future budget shortfalls will have a direct bearing on the credit quality of the state and the many municipal entities to which it provides funding. It's an issue I'll be watching closely in 2003."

Annual Report

Spartan Michigan Municipal Income Fund

Investment Changes

Top Five Sectors as of December 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	36.3	29.3
Health Care	13.4	14.8
Water & Sewer	12.8	14.1
Escrowed/Pre-Refunded	12.2	14.2
Electric Utilities	7.6	7.9
Average Years to Maturity as of December 31, 2002
		6 months ago
Years	13.3	13.5
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of December 31, 2002
6 months ago
Years	7.0	7.0

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of December 31, 2002	As of June 30, 2002
AAA 79.1%	AAA 77.7%
AA, A 17.1%	AA, A 19.0%
BBB 1.0%	BBB 0.9%
BB & Below -	BB & Below -
Not Rated 0.7%	Not Rated 0.7%
Short-term Investments and Net Other Assets 2.1%	Short-term Investments and Net Other Assets 1.7%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ® ratings.

Annual Report

Spartan Michigan Municipal Income Fund

Investments December 31, 2002

Showing Percentage of Net Assets

Municipal Bonds - 97.9%
	Principal Amount	Value (Note 1)
Michigan - 96.3%
Anchor Bay School District 2000 School Bldg. & Site:
Series II, 5.7% 5/1/25 (FGIC Insured) (Pre-Refunded to 5/1/10 @ 100) (d)	$ 1,250,000	$ 1,456,850
Series III, 5.25% 5/1/31	9,300,000	9,578,070
Ann Arbor Econ. Dev. Corp. Ltd. Oblig. Rev. (Glacier Hills, Inc. Proj.) 8.375% 1/15/19 (Escrowed to Maturity) (d)	3,260,000	4,405,727
Bay City Gen. Oblig. 0% 6/1/15 (AMBAC Insured)	1,725,000	1,002,053
Birmingham County School District Series II, 5.25% 11/1/19	1,200,000	1,270,176
Brighton Area School District Livingston County Series II, 0% 5/1/15 (AMBAC Insured)	10,000,000	5,830,200
Caladonia Cmnty. Schools 5.5% 5/1/26 (FGIC Insured)	3,000,000	3,145,110
Carman-Ainsworth Cmnty. School District:
5.5% 5/1/14 (FGIC Insured)	1,755,000	1,971,813
5.5% 5/1/15 (FGIC Insured)	1,850,000	2,073,943
5.5% 5/1/16 (FGIC Insured)	1,000,000	1,108,680
5.5% 5/1/17 (FGIC Insured)	2,060,000	2,275,455
Clintondale Cmnty. Schools 5.5% 5/1/15	2,205,000	2,394,255
Comstock Pub. Schools 0% 5/1/05 (FSA Insured)	1,300,000	1,241,929
Constantine Pub. Schools:
5.5% 5/1/18	1,220,000	1,331,593
5.5% 5/1/19	1,245,000	1,344,376
5.5% 5/1/20	1,245,000	1,335,163
Crawford Ausable School District (School Bldg. & Site Proj.) Series 2001, 5.625% 5/1/18	1,100,000	1,202,806
Davison Cmnty. School District 5.375% 5/1/16 (FGIC Insured)	1,000,000	1,058,030
Detroit Convention Facilities Rev. (Cobo Hall Expansion Proj.) 5.25% 9/30/12	12,700,000	13,052,933
Detroit Gen. Oblig.:
(Distributable State Aid Proj.):
5.2% 5/1/07 (AMBAC Insured)	4,000,000	4,478,000
5.25% 5/1/09 (AMBAC Insured)	4,500,000	5,078,610
5.5% 4/1/17 (MBIA Insured)	2,615,000	2,875,899
5.5% 4/1/19 (MBIA Insured)	1,500,000	1,628,070
Detroit Swr. Disp. Rev.:
Series 1997 A, 6% 7/1/06 (MBIA Insured)	2,100,000	2,375,436
Series 2001 D1, 5.5%, tender 7/1/08 (b)	10,000,000	11,265,000
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Michigan - continued
Detroit Swr. Disp. Rev.: - continued
Series A:
0% 7/1/14 (FGIC Insured)	$ 6,730,000	$ 4,124,682
5.125% 7/1/31 (FGIC Insured)	8,020,000	8,195,478
5.75% 7/1/26 (FGIC Insured) (Pre-Refunded to 1/1/10 @ 101) (d)	10,000,000	11,699,400
Series B, 6.25% 7/1/07 (MBIA Insured)	2,130,000	2,469,203
Detroit Wtr. Supply Sys. Rev.:
Series 2001 A, 5.25% 7/1/33 (FGIC Insured)	10,050,000	10,356,626
Series A:
5% 7/1/30 (FGIC Insured)	5,500,000	5,553,735
5.5% 7/1/15 (FGIC Insured)	3,675,000	4,045,514
5.875% 7/1/22 (FGIC Insured) (Pre-Refunded to 1/1/10 @ 101) (d)	5,000,000	5,888,600
5.875% 7/1/29 (FGIC Insured) (Pre-Refunded to 1/1/10 @ 101) (d)	3,000,000	3,533,160
Series B, 5.5% 7/1/33 (FGIC Insured)	10,000,000	10,580,600
6.2% 7/1/04 (FGIC Insured)	1,105,000	1,128,603
6.5% 7/1/15 (FGIC Insured)	6,000,000	7,475,640
Dundee Cmnty. School District Series 2000, 5.375% 5/1/27	1,145,000	1,188,728
East China School District 5.5% 5/1/17	1,775,000	1,939,915
East Grand Rapids Pub. School District 5.5% 5/1/17	1,690,000	1,839,464
Eastern Michigan Univ. Revs. Series 2000 B:
5.5% 6/1/20 (FGIC Insured)	2,230,000	2,386,479
5.625% 6/1/30 (FGIC Insured)	1,250,000	1,322,363
Ecorse Pub. School District 5.5% 5/1/27 (FGIC Insured)	430,000	449,247
Gibraltar School District:
5.5% 5/1/18	1,200,000	1,299,756
5.5% 5/1/21	1,200,000	1,270,320
Grand Blanc Cmnty. Schools 5.5% 5/1/13 (FGIC Insured)	1,000,000	1,128,270
Grand Rapids Downtown Dev. Auth. Tax Increment Rev. 0% 6/1/11 (MBIA Insured)	3,160,000	2,274,599
Grand Rapids Wtr. Supply Sys. 5.75% 1/1/11 (FGIC Insured)	2,000,000	2,305,640
Greater Detroit Resource Recovery Auth. Rev.:
Series A, 6.25% 12/13/05 (AMBAC Insured)	4,000,000	4,515,360
Series B, 6.25% 12/13/05 (AMBAC Insured)	2,000,000	2,257,680
Hamilton Cmnty. Schools District 5% 5/1/24 (FGIC Insured)	1,500,000	1,532,445
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Michigan - continued
Hastings School District 5.625% 5/1/18 (FGIC Insured) (Pre-Refunded to 5/1/05 @ 101) (d)	$ 485,000	$ 535,818
Holt Pub. Schools Series 2000 A, 5.5% 5/1/23 (FGIC Insured) (Pre-Refunded to 5/1/10 @ 100) (d)	2,375,000	2,737,188
Howell Pub. Schools 0% 5/1/10 (AMBAC Insured)	1,130,000	861,399
Huron School District 5.625% 5/1/16 (FSA Insured)	1,050,000	1,158,192
Huron Valley School District:
0% 5/1/10 (FGIC Insured)	2,500,000	1,905,750
0% 5/1/11 (FGIC Insured)	5,830,000	4,210,192
0% 5/1/12 (FGIC Insured)	1,420,000	974,589
0% 5/1/20 (FGIC Insured) (Pre-Refunded to 5/1/06 @ 36.7422) (d)	9,000,000	3,076,200
Imlay City Cmnty. School District (School Bldg. and Site Proj.) 0% 5/1/06 (FGIC Insured)	1,375,000	1,272,810
Jonesville Cmnty. Schools 5.75% 5/1/17 (FGIC Insured)	1,150,000	1,272,740
Kent Hosp. Fin. Auth. Hosp. Facilities Rev.:
(Butterworth Hosp. Proj.) Series A, 7.25% 1/15/13	3,685,000	4,512,946
(Spectrum Health Proj.) Series A:
5.375% 1/15/11	2,420,000	2,591,868
5.375% 1/15/12	2,505,000	2,666,247
L'Anse Creuse Pub. Schools:
5.375% 5/1/18	1,000,000	1,084,510
5.375% 5/1/20	1,000,000	1,071,780
Lake Orion Cmnty. School District:
Series A, 5.85% 5/1/16 (FGIC Insured)	3,840,000	4,512,845
5.25% 5/1/27 (Liquidity Facility Sumitomo Bank Lease Fin., Inc. (SBLF))	1,150,000	1,184,385
Lakeshore Pub. Schools (Berrien County Proj.) 6.8% 5/1/06 (MBIA Insured)	1,000,000	1,155,820
Lansing Bldg. Auth. Rev. 0% 6/1/12 (AMBAC Insured)	3,000,000	2,052,090
Lansing Cmnty. College 5.5% 5/1/14 (FGIC Insured)	3,400,000	3,820,036
Livonia Muni. Bldg. Auth. 5% 5/1/17 (FGIC Insured)	1,100,000	1,152,107
Livonia Pub. School District 5.875% 5/1/25 (FGIC Insured)	7,000,000	7,686,000
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Michigan - continued
Marquette City Hosp. Fin. Auth. Rev. (Marquette Gen. Hosp. Proj.) Series D, 5.875% 4/1/11 (FSA Insured)	$ 2,750,000	$ 3,060,008
Michigan Bldg. Auth. Rev. (Facilities Prog.):
Series 2001 I, 5.5% 10/15/07	3,850,000	4,376,719
Series I, 5.5% 10/15/09	5,000,000	5,734,900
Michigan Comprehensive Trans. Rev. Series B:
5.25% 5/15/15 (FSA Insured)	2,610,000	2,865,623
5.25% 5/15/16 (FSA Insured)	3,850,000	4,211,323
Michigan Higher Ed. Student Ln. Auth. Rev. Series XII W, 4.875% 9/1/10 (AMBAC Insured) (c)	3,000,000	3,151,800
Michigan Hosp. Fin. Auth. Hosp. Rev.:
(Ascension Health Cr. Proj.) Series A:
5.75% 11/15/18 (MBIA Insured)	5,000,000	5,432,600
6% 11/15/19 (MBIA Insured)	17,000,000	18,509,250
(Crittenton Hosp. Proj.) Series A:
5.25% 3/1/14	6,520,000	6,591,198
5.5% 3/1/13	455,000	485,990
5.5% 3/1/14	1,300,000	1,372,332
5.5% 3/1/15	1,985,000	2,071,050
(Daughters of Charity Health Sys. Proj.) 5.5% 11/1/05 (Escrowed to Maturity) (d)	1,485,000	1,580,990
(Genesys Reg'l. Med. Hosp. Proj.) Series A, 5.3% 10/1/11 (Escrowed to Maturity) (d)	1,000,000	1,121,880
(McLaren Oblig. Group Proj.) Series A, 5.375% 10/15/13	9,250,000	9,419,645
(Mercy Health Svcs. Proj.):
Series 1996 R, 5.375% 8/15/26 (AMBAC Insured) (Escrowed to Maturity) (d)	2,500,000	2,644,475
Series Q:
5.25% 8/15/10 (AMBAC Insured) (Escrowed to Maturity) (d)	2,195,000	2,414,851
5.375% 8/15/26 (AMBAC Insured) (Escrowed to Maturity) (d)	2,450,000	2,591,586
6% 8/15/08 (AMBAC Insured) (Escrowed to Maturity) (d)	1,130,000	1,273,860
6% 8/15/10 (AMBAC Insured) (Escrowed to Maturity) (d)	1,265,000	1,411,639
Series R, 5.375% 8/15/16 (AMBAC Insured) (Escrowed to Maturity) (d)	2,500,000	2,718,625
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Michigan - continued
Michigan Hosp. Fin. Auth. Hosp. Rev.: - continued
(MidMichigan Health Obligated Group Prog.) Series 2002 A, 5.5% 4/15/18 (AMBAC Insured)	$ 2,000,000	$ 2,155,520
(Presbyterian Villages Proj.):
6.4% 1/1/15	1,000,000	970,630
6.5% 1/1/25	2,975,000	2,856,625
(Saint John Hosp. & Med. Ctr. Proj.) Series A:
6% 5/15/08 (AMBAC Insured) (Escrowed to Maturity) (d)	1,615,000	1,894,993
6% 5/15/09 (AMBAC Insured) (Escrowed to Maturity) (d)	1,710,000	2,018,980
(Sisters of Mercy Health Corp. Proj.) Series P, 5.375% 8/15/14 (MBIA Insured) (Escrowed to Maturity) (d)	570,000	636,109
(Sparrow Hosp. Obligated Group Proj.) 5.5% 11/15/21	1,435,000	1,434,555
(Sparrow Oblig. Group Proj.) 5.625% 11/15/31	4,500,000	4,493,475
(Trinity Health Sys. Proj.) Series 2000 A, 6% 12/1/27	1,535,000	1,623,309
Michigan Hsg. Dev. Auth. Rental Hsg. Rev. Series B, 5.8% 4/1/19	4,150,000	4,248,936
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev.:
Series A, 5.15% 12/1/26 (AMBAC Insured) (c)	590,000	591,404
Series C:
5.95% 12/1/14	2,500,000	2,619,775
6% 12/1/16	2,500,000	2,602,975
Michigan Muni. Bond Auth. Rev.:
(Clean Wtr. Revolving Fund Prog.) 5.625% 10/1/13 (Pre-Refunded to 10/1/09 @ 101) (d)	2,000,000	2,336,980
(Local Govt. Ln. Prog.):
Series A:
0% 12/1/05 (FGIC Insured)	1,855,000	1,744,349
0% 12/1/06 (FGIC Insured)	5,000,000	4,539,700
0% 12/1/07 (FGIC Insured)	5,340,000	4,650,553
4.75% 12/1/09 (FGIC Insured)	6,000,000	6,041,460
Series CA:
0% 6/15/07 (FSA Insured)	5,165,000	4,570,302
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Michigan - continued
Michigan Muni. Bond Auth. Rev.: - continued
0% 6/15/13 (FSA Insured)	$ 3,850,000	$ 2,494,723
7.5% 11/1/09 (AMBAC Insured)	55,000	55,246
(Pooled Ln. Prog.) Series B, 5.625% 10/1/19 (Pre-Refunded to 4/1/06 @ 102) (d)	2,500,000	2,847,275
5% 10/1/23	5,000,000	5,103,450
Michigan Pub. Pwr. Agcy. Rev. (Belle River Proj.) Series A:
5.25% 1/1/09 (MBIA Insured)	2,000,000	2,244,720
5.25% 1/1/18	10,000,000	10,200,000
Michigan South Central Pwr. Agcy. Supply Sys. Rev. 5.9% 11/1/06 (MBIA Insured)	4,510,000	5,139,280
Michigan Strategic Fund Exempt Facilities Rev. (Waste Mgmt., Inc. Proj.) 4.2%, tender 8/1/04 (b)(c)	3,000,000	3,028,260
Michigan Strategic Fund Ltd. Oblig. Rev. (Detroit Edison Co. Proj.):
Series A, 5.55% 9/1/29 (MBIA Insured) (c)	1,000,000	1,052,730
Series AA, 6.4% 9/1/25 (MBIA Insured)	5,000,000	5,632,450
Series BB:
7% 7/15/08 (MBIA Insured)	2,000,000	2,406,520
7% 5/1/21 (AMBAC Insured)	8,500,000	11,058,160
Michigan Strategic Fund Solid Waste Disp. Rev. (Waste Mgmt., Inc. Proj.) 4.2%, tender 12/1/05 (b)(c)	2,000,000	1,997,760
Michigan Trunk Line Fund:
Series A:
0% 10/1/11 (AMBAC Insured)	3,630,000	2,579,188
5.5% 11/1/16	7,000,000	8,081,080
5.25% 10/1/16 (FSA Insured)	3,000,000	3,290,940
Mona Shores School District School Bldg. & Site 6.75% 5/1/10 (FGIC Insured)	2,220,000	2,700,230
Montague Pub. School District 5.5% 5/1/19	1,090,000	1,173,777
Mount Clemens Cmnty. School District 0% 5/1/17 (MBIA Insured) (Pre-Refunded to 5/1/07 @ 50.5287) (d)	5,000,000	2,263,600
Muskegon County Wastewtr. Mgmt. Sys. #1:
5% 7/1/06 (FSA Insured) (c)	1,000,000	1,081,920
5% 7/1/08 (FSA Insured) (c)	1,090,000	1,186,062
Muskegon Heights Wtr. Sys. Rev. Series 2000 A:
5.625% 11/1/20 (MBIA Insured)	2,000,000	2,174,540
5.625% 11/1/30 (MBIA Insured)	1,500,000	1,590,960
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Michigan - continued
Okemos Pub. School District:
0% 5/1/12 (MBIA Insured)	$ 2,500,000	$ 1,715,825
0% 5/1/13 (MBIA Insured)	1,700,000	1,107,159
Ovid-Elsie Area Schools Counties of Clinton, Shawassee, Saginaw and Gratiot 5% 5/1/18	1,515,000	1,586,084
Paw Paw Pub. School District 5.25% 5/1/25	4,100,000	4,227,756
Pinckney Cmnty. Schools Livingston & Washtenaw Counties:
5.5% 5/1/10 (FGIC Insured)	2,175,000	2,398,351
5.5% 5/1/11 (FGIC Insured)	2,350,000	2,588,314
5.5% 5/1/14 (FGIC Insured)	3,075,000	3,347,722
Plainwell Cmnty. School District:
5.5% 5/1/14	1,000,000	1,121,240
5.5% 5/1/16	1,000,000	1,103,260
Port Huron Area School District County of Saint Clair:
0% 5/1/08 (Liquidity Facility Michigan School Bond Ln. Fund)	1,975,000	1,673,516
5.25% 5/1/16	1,175,000	1,275,839
5.25% 5/1/17	2,125,000	2,287,818
5.25% 5/1/18	2,175,000	2,327,228
Reese Pub. Schools School District (School Bldg. & Site Proj.) 5.5% 5/1/30 (MBIA Insured)	2,140,000	2,243,512
River Rouge School District:
5% 5/1/19 (FGIC Insured)	7,690,000	8,044,586
5.25% 5/1/15 (FGIC Insured)	2,345,000	2,584,049
Rockford Pub. Schools Series 1997, 6% 5/1/07 (FGIC Insured)	1,000,000	1,152,250
Romulus Cmnty. Schools Series I, 0% 5/1/06 (FSA Insured)	3,610,000	3,341,705
Royal Oak City School District (School Bldg. & Site Proj.) 0% 5/1/05 (AMBAC Insured)	3,000,000	2,865,990
Royal Oak Hosp. Fin. Auth. Hosp. Rev. (William Beaumont Hosp. Proj.):
Series M, 5.25% 11/15/31 (MBIA Insured)	2,000,000	2,054,080
5.5% 1/1/14	4,000,000	4,174,120
South Lyon Cmnty. Schools (School Bldg. and Site Prog.):
5.25% 5/1/15 (FGIC Insured) (a)	1,000,000	1,097,670
5.25% 5/1/16 (FGIC Insured) (a)	2,275,000	2,477,907
South Redford School District 6.65% 5/1/06 (FGIC Insured)	1,150,000	1,323,673
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Michigan - continued
Southfield Library Bldg. Auth. 5.5% 5/1/21 (MBIA Insured)	$ 1,425,000	$ 1,515,716
Standish Sterling Cmnty. Schools 5.15% 5/1/28 (FGIC Insured)	4,900,000	5,033,427
Stockbridge Cmnty. Schools 5.625% 5/1/26	1,400,000	1,473,136
Sturgis Pub. School District 5.625% 5/1/30	3,000,000	3,156,720
Tecumseh Pub. Schools 5.5% 5/1/30 (FGIC Insured)	1,250,000	1,310,463
Waverly Cmnty. School District:
5.75% 5/1/14 (FGIC Insured)	1,000,000	1,130,460
5.75% 5/1/16 (FGIC Insured)	1,000,000	1,116,850
Wayne Charter County Arpt. Rev. (Detroit Metro. Wayne County Arpt. Proj.):
Series A, 5.25% 12/1/12 (MBIA Insured) (c)	2,500,000	2,684,875
Series C, 5.25% 12/1/13 (MBIA Insured)	2,000,000	2,078,840
Wayne County Bldg. Auth. Series 1996 A, 6.5% 6/1/06 (MBIA Insured)	2,130,000	2,449,053
West Ottawa Pub. School District:
(School Bldg. & Site Proj.) 0% 5/1/06 (MBIA Insured) (Pre-Refunded to 5/1/05 @ 95.9187) (d)	4,110,000	3,778,282
0% 5/1/15 (MBIA Insured) (Pre-Refunded to 5/1/05 @ 49.088) (d)	10,000,000	4,704,700
5.25% 5/1/10 (FGIC Insured)	2,875,000	3,110,894
Western Townships Utils. Auth. County of Wayne Swr. Disp. Sys. Series 2001, 5.25% 1/1/09 (MBIA Insured)	1,200,000	1,346,832
Whitehall District Schools 5.5% 5/1/15	1,000,000	1,110,810
Wyandotte Elec. Rev.:
5.375% 10/1/14 (MBIA Insured)	3,485,000	3,800,323
5.375% 10/1/15 (MBIA Insured)	1,670,000	1,813,887
		551,225,963
Puerto Rico - 1.6%
Puerto Rico Commonwealth Gen. Oblig. Series B, 5.5% 7/1/12 (FGIC Insured) (a)	5,000,000	5,648,400
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Puerto Rico - continued
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev. Series 1996 Y, 5% 7/1/36 (MBIA Insured)	$ 2,500,000	$ 2,591,425
Puerto Rico Commonwealth Urban Renewal & Hsg. Corp. 7.875% 10/1/04	990,000	996,960
		9,236,785
TOTAL INVESTMENT PORTFOLIO - 97.9% (Cost $521,299,460)	560,462,748
NET OTHER ASSETS - 2.1%	11,779,026
NET ASSETS - 100%	$ 572,241,774
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	36.3%
Health Care	13.4
Water & Sewer	12.8
Escrowed/Pre-Refunded	12.2
Electric Utilities	7.6
Special Tax	5.6
Others* (individually less than 5%)	12.1
100.0%
*Includes net other assets
Purchases and sales of securities, other than short-term securities, aggregated $135,755,114 and $91,514,334, respectively.
Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $9,213,000 of which $7,257,000 and $1,956,000 will expire on December 31, 2006 and 2007, respectively.

During the fiscal year ended December 31, 2002, 100.00% of the fund's income dividends was free from federal income tax, and 2.76% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Michigan Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (cost $521,299,460) - See accompanying schedule		$ 560,462,748
Cash		15,681,160
Receivable for fund shares sold		429,992
Interest receivable		6,686,166
Other receivables		7,171
Total assets		583,267,237

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 9,051,366
Payable for fund shares redeemed	1,051,754
Distributions payable	666,064
Accrued management fee	179,370
Other payables and accrued expenses	76,909
Total liabilities		11,025,463

Net Assets		$ 572,241,774
Net Assets consist of:
Paid in capital		$ 542,484,634
Undistributed net investment income		175,019
Accumulated undistributed net realized gain (loss) on investments		(9,581,167)
Net unrealized appreciation (depreciation) on investments		39,163,288
Net Assets, for 47,510,454 shares outstanding		$ 572,241,774
Net Asset Value, offering price and redemption price per share ($572,241,774 ÷ 47,510,454 shares)		$ 12.04

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Michigan Municipal Income Fund
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2002

Investment Income
Interest		$ 26,971,305
Expenses
Management fee	$ 2,055,318
Transfer agent fees	416,948
Accounting fees and expenses	161,493
Non-interested trustees' compensation	1,890
Custodian fees and expenses	8,757
Registration fees	24,640
Audit	31,491
Legal	3,486
Miscellaneous	14,639
Total expenses before reductions	2,718,662
Expense reductions	(140,723)	2,577,939
Net investment income (loss)		24,393,366
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		4,397,145
Change in net unrealized appreciation (depreciation) on investment securities		21,665,043
Net gain (loss)		26,062,188
Net increase (decrease) in net assets resulting from operations		$ 50,455,554

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 24,393,366	$ 23,300,272
Net realized gain (loss)	4,397,145	1,451,833
Change in net unrealized appreciation (depreciation)	21,665,043	(3,035,663)
Net increase (decrease) in net assets resulting from operations	50,455,554	21,716,442
Distributions to shareholders from net investment income	(24,298,896)	(23,239,140)
Share transactions Net proceeds from sales of shares	118,270,456	112,592,537
Reinvestment of distributions	16,612,108	15,681,311
Cost of shares redeemed	(94,336,208)	(80,141,616)
Net increase (decrease) in net assets resulting from share transactions	40,546,356	48,132,232
Redemption fees	5,187	13,905
Total increase (decrease) in net assets	66,708,201	46,623,439

Net Assets
Beginning of period	505,533,573	458,910,134
End of period (including undistributed net investment income of $175,019 and undistributed net investment income of $81,198, respectively)	$ 572,241,774	$ 505,533,573
Other Information Shares
Sold	10,028,699	9,680,685
Issued in reinvestment of distributions	1,405,928	1,351,320
Redeemed	(8,004,894)	(6,915,155)
Net increase (decrease)	3,429,733	4,116,850

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 11.47	$ 11.48	$ 10.87	$ 11.72	$ 11.63
Income from Investment Operations
Net investment income (loss)	.532 B	.552 B, D	.570 B	.551	.557
Net realized and unrealized gain (loss)	.568	(.010) D	.610	(.850)	.093
Total from investment operations	1.100	.542	1.180	(.299)	.650
Distributions from net investment income	(.530)	(.552)	(.570)	(.551)	(.557)
Distributions in excess of net investment income	-	-	-	-	(.003)
Total distributions	(.530)	(.552)	(.570)	(.551)	(.560)
Redemption fees added to paid in capital	- B	- B	-	-	-
Net asset value, end of period	$ 12.04	$ 11.47	$ 11.48	$ 10.87	$ 11.72
Total Return A	9.78%	4.77%	11.19%	(2.63)%	5.71%
Ratios to Average Net Assets C
Expenses before expense reductions	.50%	.50%	.51%	.52%	.56%
Expenses net of voluntary waivers, if any	.50%	.50%	.51%	.52%	.55%
Expenses net of all reductions	.48%	.44%	.45%	.52%	.55%
Net investment income (loss)	4.51%	4.76% D	5.17%	4.86%	4.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 572,242	$ 505,534	$ 458,910	$ 425,130	$ 479,935
Portfolio turnover rate	17%	19%	18%	19%	24%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Michigan Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.

Cumulative Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® MI Municipal Money Market	1.03%	13.55%	30.32%
All Tax-Free Money Market Funds Average	0.95%	13.14%	29.62%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can also compare the fund's performance to the performance of mutual funds tracked by iMoneyNet, Inc and grouped by similar objectives.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity MI Municipal Money Market	1.03%	2.57%	2.68%
All Tax-Free Money Market Funds Average	0.95%	2.50%	2.62%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Fidelity Michigan Municipal Money Market Fund
Performance - continued

Yields

	12/30/02	9/30/02	7/1/02	4/1/02	12/31/01
Fidelity Michigan Municipal Money Market Fund	1.03%	1.18%	0.90%	1.12%	1.31%
All Tax-Free Money Market Funds Average	0.91%	1.09%	0.91%	1.04%	1.23%
Fidelity Michigan Municipal Money Market Fund Tax-Equivalent	1.67%	1.89%	1.45%	1.80%	2.10%
Portion of fund's income subject to state taxes	0.04%	0.06%	0.02%	1.53%	1.78%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all tax-free money market funds average as tracked by iMoneyNet, Inc. or you can look at the fund's tax-equivalent yield, which is based on a combined effective federal and state income tax rate of 37.67%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price.

3

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Annual Report

Fidelity Michigan Municipal Money Market Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Michael Marchese, Portfolio Manager of Fidelity Michigan Municipal Money Market Fund

Q. Mike, what was the investment environment like during the 12 months that ended December 31, 2002?

A. After having pursued a very aggressive program in 2001 of cutting short-term interest rates in order to stimulate economic growth, the Federal Reserve Board kept rates unchanged during the first 10 months of the period. During that time frame, the economic backdrop was mixed. Consumers kept spending steadily, but businesses were unwilling to expand. With the threat of war with Iraq and stock market volatility inhibiting a quick recovery, the Fed felt compelled to cut the rate banks charge each other for overnight loans - known as the fed funds target rate - by 0.50 percentage points in November. By doing so, the Fed lowered the rate to 1.25%, its lowest level in 40 years.

Q. How was Michigan's fiscal health during 2002?

A. As with most states, Michigan experienced increasing budgetary pressures. Economic softness translated into weak revenues at the same time that expenses increased for the state's health care and correctional systems. Despite more than a decade of economic diversification, Michigan continued to rely heavily on the health of the automobile industry. This dependency actually helped Michigan weather this period of economic weakness, because low interest rates helped keep automobile sales strong. In addition, Michigan's state government was able to rely on strong cash reserves built up in prior years to help meet its current budget shortfalls.

Q. What was your strategy with the fund?

A. I took a cautious approach. Given the economy's effect on many issuers in our market, our research team remained particularly diligent with respect to the initial credit analysis of each obligation and the surveillance of each credit. In addition, we kept the fund's average maturity relatively short, because longer-term securities offered very little yield advantage over shorter-term alternatives. Within this context, we looked for investments that offered the best relative value, while taking advantage of periodic cash-flow technicals - meaning factors of supply and demand that influenced yields - to maximize fund performance.

Q. How did the fund perform?

A. The fund's seven-day yield on December 31, 2002, was 1.06%, compared to 1.31% 12 months ago. The more recent seven-day yield was the equivalent of a 1.72% taxable rate of return for Michigan investors in the 37.67% combined federal and state income tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through December 31, 2002, the fund's 12-month total return was 1.03%, compared to 0.95% for the all tax-free money market funds average, according to iMoneyNet, Inc.

Annual Report

Fidelity Michigan Municipal Money Market Fund
Fund Talk: The Manager's Overview - continued

Q. What's your outlook, Mike?

A. The November rate cut - combined with probable congressional action to cut taxes and increase spending - should help encourage economic growth. Even if this growth materializes, I believe that interest rates will likely remain low for an extended period of time, given the Fed's accommodative stance. Two important issues will be whether or not we see military action in Iraq or additional domestic terrorist attacks, either of which could further shake consumer confidence. Given this underlying uncertainty, I expect municipal yields to remain low, and I anticipate continuing to pursue a conservative approach. Furthermore, cash flows into our market from investors seeking the relative security provided by money market funds could at times cause short-term muni rates to decline, while the significant glut of expected new supply could cause rates to rise. I intend to take advantage of the opportunities that these technical factors should provide.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks as high a level of current income, exempt from federal income tax and Michigan personal income tax, as is consistent with preservation of capital

Fund number: 420

Trading symbol: FMIXX

Start date: January 12, 1990

Size: as of December 31, 2002, more than $568 million

Manager: Michael Marchese, since 2001; manager, several other Fidelity and Spartan municipal money market funds; joined Fidelity in 1990

3

Annual Report

Fidelity Michigan Municipal Money Market Fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 12/31/02	% of fund's investments 6/30/02	% of fund's investments 12/31/01
0 - 30	84.5	89.2	86.3
31 - 90	3.7	2.5	2.0
91 - 180	2.3	5.0	8.1
181 - 397	9.5	3.3	3.6
Weighted Average Maturity
	12/31/02	6/30/02	12/31/01
Fidelity Michigan Municipal Money Market Fund	34 Days	23 Days	26 Days
All Tax-Free Money Market Funds Average*	40 Days	42 Days	40 Days
Asset Allocation (% of fund's net assets)
As of December 31, 2002	As of June 30, 2002
Variable Rate Demand Notes (VRDNs) 80.5%	Variable Rate Demand Notes (VRDNs) 80.9%
Commercial Paper (including CP Mode) 3.5%	Commercial Paper (including CP Mode) 7.1%
Tender Bonds 3.4%	Tender Bonds 2.1%
Municipal Notes 3.1%	Municipal Notes 2.6%
Other Investments 8.5%	Other Investments 5.6%
Net Other Assets 1.0%	Net Other Assets 1.7%

* Source: iMoneyNet, Inc.

Annual Report

Fidelity Michigan Municipal Money Market Fund

Investments December 31, 2002

Showing Percentage of Net Assets

Municipal Securities - 99.0%
	Principal Amount	Value (Note 1)
Michigan - 95.6%
Clinton Econ. Dev. Corp. Rev. (Clinton Area Care Ctr. Proj.) 1.62%, LOC Northern Trust Co., Chicago, VRDN (a)	$ 5,560,000	$ 5,560,000
Dearborn School District Bonds 3.25% 5/1/03	2,480,000	2,491,649
Detroit City School District Participating VRDN:
ROC II R 1033, 1.61% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(e)	3,720,000	3,720,000
Series Floaters 01 710, 1.6% (Liquidity Facility Morgan Stanley) (a)(e)	5,600,000	5,600,000
Detroit Econ. Dev. Corp. Resource Recovery Rev. Participating VRDN Series Merlots 01 A90, 1.7% (Liquidity Facility Wachovia Bank NA) (a)(d)(e)	2,500,000	2,500,000
Detroit Swr. Disp. Rev. Participating VRDN:
Series 2002 G, 1.26% (Liquidity Facility Bank of America NA) (a)(e)	4,260,000	4,260,000
Series Merlots 00 I, 1.65% (Liquidity Facility Wachovia Bank NA) (a)(e)	9,300,000	9,300,000
Series Merlots 01 A103, 1.65% (Liquidity Facility Wachovia Bank NA) (a)(e)	10,035,000	10,035,000
Series Merlots 01 A112, 1.65% (Liquidity Facility Wachovia Bank NA) (a)(e)	5,175,000	5,175,000
Series ROC II R116, 1.61% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(e)	5,965,000	5,965,000
Detroit Wtr. Supply Sys. Rev. Participating VRDN:
Series Merlots 00 D, 1.65% (Liquidity Facility Wachovia Bank NA) (a)(e)	4,500,000	4,500,000
Series Putters 200, 1.62% (Liquidity Facility JPMorgan Chase Bank) (a)(e)	5,370,000	5,370,000
Series SG 64, 1.58% (Liquidity Facility Societe Generale) (a)(e)	3,500,000	3,500,000
Series SGB 6, 1.61% (Liquidity Facility Societe Generale) (a)(e)	7,570,000	7,570,000
Detroit Wtr. Sys. Rev. Participating VRDN Series EGL 99 2202, 1.61% (Liquidity Facility Citibank NA, New York) (a)(e)	8,200,000	8,200,000
East Detroit Mich Pub. Schools RAN 2.2% 5/30/03, LOC Comerica Bank, Detroit	1,600,000	1,601,280
East Lansing School District Participating VRDN Series SGA 114, 1.62% (Liquidity Facility Societe Generale) (a)(e)	6,000,000	6,000,000
Eastern Michigan Univ. Revs. 1.85% (FGIC Insured), VRDN (a)	2,200,000	2,200,000
Genesee County Economic Dev. Corp. (Creative Foam Corp. Proj.) Series 1994, 1.8%, LOC Bank One NA, Michigan, VRDN (a)(d)	1,800,000	1,800,000
Georgetown Charter Township Indl. Dev. Rev. (J&F Steel Corp. Proj.) Series 1989, 1.6%, LOC Societe Generale, VRDN (a)(d)	1,000,000	1,000,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Michigan - continued
Hartland Consolidated School District Participating VRDN Series MSTC 01 127 Class A, 1.63% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(e)	$ 6,655,000	$ 6,655,000
Holland Elec. Rev. Bonds Series A, 2% 7/1/03	2,430,000	2,435,382
Jackson Pub. Schools RAN Series B, 1.75% 5/22/03, LOC Comerica Bank, Detroit	2,500,000	2,501,427
Lake Orion Cmnty. School District Participating VRDN Series II R127, 1.61% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(e)	2,540,000	2,540,000
Macomb County Cmnty. College District Bonds 3% 5/1/03	4,000,000	4,016,370
Michigan Bldg. Auth. Rev.:
Bonds:
(Facilities Prog.):
Series I, 4.5% 10/15/03	4,355,000	4,446,836
Series III, 2% 10/15/03	3,960,000	3,981,572
(State Police Communications Sys. Phase II Proj.) 2.25% 10/1/03	2,190,000	2,206,536
Series I, 6.25% 10/1/03 (AMBAC Insured)	4,000,000	4,145,937
Participating VRDN:
Series AAB 02 35, 1.67% (Liquidity Facility ABN-AMRO Bank NV) (a)(e)	5,600,000	5,600,000
Series EGL 01 2202, 1.61% (Liquidity Facility Citibank NA, New York) (a)(e)	3,000,000	3,000,000
Series MS 00 481X, 1.6% (Liquidity Facility Morgan Stanley) (a)(e)	9,670,000	9,670,000
Series PA 889R, 1.58% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	7,795,000	7,795,000
Series III, 1.15% 1/23/03, LOC Bank of New York NA, CP	4,360,000	4,360,000
Michigan Gen. Oblig.:
Bonds Series 2001 C, 1.8% tender 2/4/03, CP mode	15,300,000	15,299,999
Participating VRDN:
Series Putters 125, 1.62% (Liquidity Facility J.P. Morgan Chase & Co.) (a)(e)	9,225,000	9,225,000
Series ROC II R78, 1.61% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(e)	7,325,000	7,325,000
Michigan Higher Ed. Student Ln. Auth. Rev.:
Participating VRDN Series PA 1064, 1.63% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	7,420,000	7,420,000
1.65% (AMBAC Insured), VRDN (a)(d)	7,600,000	7,600,000
Michigan Hosp. Fin. Auth. Hosp. Rev.:
Participating VRDN Series 1997 X, 1.65% (Liquidity Facility Wachovia Bank NA) (a)(e)	3,700,000	3,700,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Michigan - continued
Michigan Hosp. Fin. Auth. Hosp. Rev.: - continued
(Health Equip. Ln. Prog.) Series B, 1.26%, LOC Standard Fed. Bank, VRDN (a)	$ 4,000,000	$ 4,000,000
(United Memorial Hosp. Assoc. Proj.) Series 1999, 1.67%, LOC Huntington Nat'l. Bank, Columbus, VRDN (a)(d)	3,580,000	3,580,000
Michigan Hosp. Fin. Auth. Rev. Series 2002 B, 1.26%, LOC Standard Fed. Bank, VRDN (a)	5,500,000	5,500,000
Michigan Hsg. Dev. Auth. Multi-family Hsg. Rev.:
(Hunt Club Apts. Proj.) 1.7%, LOC Comerica Bank, Detroit, VRDN (a)(d)	6,000,000	6,000,000
(Lexington Place Apts. Proj.) Series 1999 A, 1.65%, LOC Bank of America NA, VRDN (a)(d)	7,520,000	7,520,000
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev.:
Bonds Series 2002 D, 1.4%, tender 12/1/03 (a)(d)	4,500,000	4,500,000
Participating VRDN:
Series PA 635R, 1.63% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	1,800,000	1,800,000
Series PT 01 556, 1.63% (Liquidity Facility Landesbank Hessen-Thuringen) (a)(d)(e)	3,630,000	3,630,000
Series 2002 A, 1.7% (MBIA Insured), VRDN (a)(d)	9,400,000	9,400,000
Michigan Muni. Bond Auth. Rev.:
Participating VRDN:
Series EGL 00 2201, 1.61% (Liquidity Facility Citibank NA, New York) (a)(e)	9,500,000	9,500,000
Series MS 718, 1.6% (Liquidity Facility Morgan Stanley) (a)(e)	13,020,000	13,020,000
Series MSTC 02 204, 1.63% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(e)	10,395,000	10,395,000
Series Putters 287, 1.59% (Liquidity Facility JPMorgan Chase Bank) (a)(e)	2,995,000	2,995,000
RAN:
Series C2, 2.25% 8/22/03, LOC JPMorgan Chase Bank	8,500,000	8,537,350
3% 7/2/03, LOC JPMorgan Chase Bank	5,000,000	5,034,331
Michigan Pub. Pwr. Agcy. Rev. Participating VRDN Series PA 1102, 1.58% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	4,995,000	4,995,000
Michigan Strategic Fund Indl. Dev. Rev.:
(Althaus Family Investors II Proj.) Series 1997, 1.77%, LOC Huntington Nat'l. Bank, Columbus, VRDN (a)	2,100,000	2,100,000
(C-Tec, Inc. Proj.) 1.65%, LOC Suntrust Bank, VRDN (a)(d)	1,500,000	1,500,000
Michigan Strategic Fund Ltd. Oblig. Rev.:
Participating VRDN Series MS 00 382, 1.6% (Liquidity Facility Morgan Stanley) (a)(e)	2,000,000	2,000,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Michigan - continued
Michigan Strategic Fund Ltd. Oblig. Rev.: - continued
(B&C Leasing Proj.) 1.7%, LOC Bank of America NA, VRDN (a)	$ 1,150,000	$ 1,150,000
(BC&C Proj.) 1.7%, LOC Comerica Bank, Detroit, VRDN (a)(d)	1,680,000	1,680,000
(Bico Michigan, Inc. Proj.) Series 1999, 1.8%, LOC Bank One NA, VRDN (a)(d)	3,600,000	3,600,000
(Bosal Ind. Proj.) Series 1998, 1.65%, LOC Bank of New York NA, VRDN (a)(d)	7,500,000	7,500,000
(CJS Properties LLC Proj.) 1.8%, LOC Bank One NA, Michigan, VRDN (a)(d)	2,100,000	2,100,000
(Conti Properties LLC Proj.) Series 1997, 1.7%, LOC Comerica Bank, Detroit, VRDN (a)(d)	2,920,000	2,920,000
(Creative Foam Corp. Proj.) 1.8%, LOC Bank One NA, Michigan, VRDN (a)(d)	1,400,000	1,400,000
(Cyberplast Inds. Ltd. Proj.) 1.7%, LOC Wells Fargo Bank NA, Minnesota, VRDN (a)(d)	3,405,000	3,405,000
(Dawnbreakers LLC Proj.) Series 1998, 1.75%, LOC Bank One NA, Michigan, VRDN (a)(d)	4,370,000	4,370,000
(Doss Ind. Dev. Co. Proj.) 1.8%, LOC Bank One NA, Michigan, VRDN (a)(d)	2,900,000	2,900,000
(Dow Chemical Co. Proj.) Series 1992, 2%, VRDN (a)(d)	1,400,000	1,400,000
(Fintex LLC Proj.) Series 2000, 1.7%, LOC Comerica Bank, Detroit, VRDN (a)(d)	3,750,000	3,750,000
(Future Fence Co. Proj.) 1.7%, LOC Comerica Bank, Detroit, VRDN (a)(d)	2,600,000	2,600,000
(Grandview Plaza Riverview Assoc. One LP Proj.) 1.75%, LOC Nat'l. City Bank, VRDN (a)(d)	2,230,000	2,230,000
(HP Pelzer Automotive Sys. Sterling Heights Proj.) 1.65%, LOC Bank One NA, Michigan, VRDN (a)(d)	1,250,000	1,250,000
(Ideal Steel & Bldg.Supply Proj.) 1.65%, LOC Bank One NA, Michigan, VRDN (a)(d)	3,500,000	3,500,000
(John H. Dekker & Sons Proj.) Series 1998, 1.7%, LOC Standard Fed. Bank, VRDN (a)(d)	1,285,000	1,285,000
(K&M Engineering, Inc. Proj.) 1.7%, LOC Comerica Bank, Detroit, VRDN (a)(d)	2,000,000	2,000,000
(Majestic Ind., Inc. Proj.) 1.7%, LOC Comerica Bank, Detroit, VRDN (a)(d)	2,890,000	2,890,000
(Mans Proj.) Series 1998, 1.7%, LOC Comerica Bank, Detroit, VRDN (a)(d)	2,570,000	2,570,000
(Mid-American Products, Inc. Proj.) Series 1998 1.83%, LOC Standard Fed. Bank, VRDN (a)(d)	2,775,000	2,775,000
(PBL Enterprises, Inc. Proj.) Series 1997, 1.7%, LOC Comerica Bank, Detroit, VRDN (a)(d)	2,470,000	2,470,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Michigan - continued
Michigan Strategic Fund Ltd. Oblig. Rev.: - continued
(Pioneer Laboratories, Inc. Proj.) 1.65%, LOC Bank One NA, Chicago, VRDN (a)(d)	$ 1,500,000	$ 1,500,000
(Prime Acquisition LLC Proj.) 1.7%, LOC Comerica Bank, Detroit, VRDN (a)(d)	4,055,000	4,055,000
(Republic Svcs., Inc. Proj.) 1.65%, LOC Bank of America NA, VRDN (a)(d)	11,485,000	11,485,000
(Rochester Gear, Inc. Proj.) Series 1995, 1.65%, LOC Comerica Bank, Detroit, VRDN (a)(d)	3,950,000	3,950,000
(S&S LLC Proj.) Series 2000, 1.43%, LOC Standard Fed. Bank, VRDN (a)(d)	3,725,000	3,725,000
(TEI Invts. LLC Proj.) Series 1997, 1.7%, LOC Comerica Bank, Detroit, VRDN (a)(d)	700,000	700,000
(Temperance Enterprise Proj.) Series 1996, 1.75%, LOC Nat'l. City Bank, VRDN (a)(d)	2,800,000	2,800,000
(Templeton Properties LLC Proj.) Series 2000, 1.8%, LOC Bank One NA, Michigan, VRDN (a)(d)	2,000,000	2,000,000
(The Monarch Press, Inc. Proj.) Series 2000, 1.7%, LOC Comerica Bank, Detroit, VRDN (a)(d)	1,940,000	1,940,000
(The Spiratex Co. Proj.) Series 1994, 1.8%, LOC Bank One NA, Michigan, VRDN (a)(d)	1,400,000	1,400,000
(Trilan LLC Proj.) 1.8%, LOC Bank One NA, Michigan, VRDN (a)(d)	4,000,000	4,000,000
(True Industries-Roseville Proj.) Series 2000, 1.8%, LOC Bank One NA, Michigan, VRDN (a)(d)	2,800,000	2,800,000
(Unified-Boring Co., Inc. Proj.) Series 1992, 1.8%, LOC Bank One NA, Michigan, VRDN (a)(d)	1,200,000	1,200,000
(Vent-Rite Valve Corp. Proj.) 1.7%, LOC Fleet Nat'l. Bank, VRDN (a)(d)	1,125,000	1,125,000
(W.H. Porter, Inc. Proj.) Series 2001, 1.7%, LOC Comerica Bank, Detroit, VRDN (a)(d)	3,550,000	3,550,000
(Wayland Enterprises Proj.) Series 1999, 1.8%, LOC Bank One NA, Michigan, VRDN (a)(d)	3,000,000	3,000,000
(Whitehall Products LLC Proj.) Series 2000, 1.68%, LOC Lasalle Bank NA, VRDN (a)(d)	2,810,000	2,810,000
(Windcrest Properties LLC Proj.) 1.65%, LOC Bank One NA, Michigan, VRDN (a)(d)	4,600,000	4,600,000
(YMCA Metro. Detroit Proj.) Series 2001, 1.65%, LOC Bank One NA, Michigan, VRDN (a)	10,500,000	10,500,000
Series 1999, 1.8%, LOC Standard Fed. Bank, VRDN (a)(d)	1,805,000	1,805,000
Michigan Strategic Fund Poll. Cont. Rev.:
(Consumers Pwr. Co. Proj.) Series 1988 A, 1.75% (AMBAC Insured), VRDN (a)	1,400,000	1,400,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Michigan - continued
Michigan Strategic Fund Poll. Cont. Rev.: - continued
(Gen. Motors Corp. Proj.):
Series 1988 A, 2.25%, VRDN (a)	$ 2,600,000	$ 2,600,000
1.7%, VRDN (a)	2,700,000	2,700,000
Michigan Strategic Fund Solid Waste Disp. Rev. (Great Lakes Recovery Proj.) 1.65%, LOC Bank One NA, Michigan, VRDN (a)(d)	1,400,000	1,400,000
Michigan Trunk Line Fund Bonds 3% 10/1/03	9,140,000	9,246,127
Midland County Econ. Dev. Rev. (Dow Chemical Co. Proj.) Series 1993 A, 2.15%, VRDN (a)(d)	8,800,000	8,800,000
Oakland County Econ. Dev. Corp. Ltd. Oblig. Rev. (Osmic, Inc. Proj.) Series 2001 A, 1.7%, LOC Bank One NA, Michigan, VRDN (a)(d)	6,300,000	6,300,000
Rockford Pub. Schools Participating VRDN Series MS 01 589, 1.6% (Liquidity Facility Morgan Stanley) (a)(e)	2,135,000	2,135,000
Saint Clair County Econ. Dev. Corp. Poll. Cont. Rev. Bonds Series MS 00 282, 1.65%, tender 8/7/03 (Liquidity Facility Morgan Stanley) (a)(e)(f)	8,895,000	8,895,000
Sanilac County Econ. Dev. Corp. (Marlette Cmnty. Hosp. Proj.) Series 2001, 1.62%, LOC Bank One NA, Michigan, VRDN (a)	12,865,000	12,865,000
Sterling Heights Econ. Dev. Corp. Ltd. Oblig. Rev. (Cherrywood Ctr. Assoc. Proj.) 1.7%, LOC Comerica Bank, Detroit, VRDN (a)(d)	3,200,000	3,200,000
Univ. of Michigan Univ. Revs. (Med. Svc. Plan Proj.) Series 1995 A, 1.7%, VRDN (a)	2,600,000	2,600,000
Walled Lake Consolidated School District Bonds 6% 5/1/03 (MBIA Insured)	2,475,000	2,510,609
Waverly Cmnty. School District Participating VRDN Series PA 761R, 1.58% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	5,395,000	5,395,000
Wayne-Westland Cmnty. Schools Participating VRDN:
Series MS 98 56, 1.6% (Liquidity Facility Morgan Stanley) (a)(e)	7,465,000	7,465,000
Series MS 98 67, 1.6% (Liquidity Facility Morgan Stanley) (a)(e)	11,895,000	11,895,000
Western Townships Utils. Auth. County of Wayne Swr. Disp. Sys. Bonds Series Merlots A96, 1.75%, tender 2/26/03 (Liquidity Facility Wachovia Bank NA) (a)(e)(f)	5,700,000	5,700,000
Zeeland Hosp. Fin. Auth. Rev. (Zeeland Cmnty. Hosp. Proj.) Series 1999, 1.67%, LOC Huntington Nat'l. Bank, Columbus, VRDN (a)	3,795,000	3,795,000
		543,870,405
Municipal Securities - continued
	Principal Amount	Value (Note 1)
New York - 1.0%
Bank of New York Muni. Ctfs. trust various states Participating VRDN Series BNY 02 3, 1.7% (Liquidity Facility Bank of New York NA) (a)(e)	$ 5,500,000	$ 5,500,000
	Shares
Other - 2.4%
Fidelity Municipal Cash Central Fund, 1.67% (b)(c)	13,775,400	13,775,400
TOTAL INVESTMENT PORTFOLIO - 99.0%		563,145,805
NET OTHER ASSETS - 1.0%		5,615,912
NET ASSETS - 100%		$ 568,761,717
Total Cost for Income Tax Purposes $ 563,145,805
Security Type Abbreviations
CP - COMMERCIAL PAPER
RAN - REVENUE ANTICIPATION NOTE
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Provides evidence of ownership in one or more underlying municipal bonds.
(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
Saint Clair County Econ. Dev. Corp. Poll. Cont. Rev. Bonds Series MS 00 282, 1.65%, tender 8/7/03 (Liquidity Facility Morgan Stanley)	12/28/00 - 3/4/02	$ 8,895,000
Western Townships Utils. Auth. County of Wayne Swr. Disp. Sys. Bonds Series Merlots A96, 1.75%, tender 2/26/03 (Liquidity Facility Wachovia Bank NA)	11/2/01	$ 5,700,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $14,595,000 or 2.6% of net assets.

Income Tax Information

During the fiscal year ended December 31, 2002, 100.00% of the fund's income dividends was free from federal income tax, and 38.77% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Michigan Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value - See accompanying schedule		$ 563,145,805
Cash		538,678
Receivable for fund shares sold		6,313,640
Interest receivable		1,897,478
Other receivables		29,280
Total assets		571,924,881

Liabilities
Payable for fund shares redeemed	$ 2,882,266
Distributions payable	3,014
Accrued management fee	178,844
Other payables and accrued expenses	99,040
Total liabilities		3,163,164

Net Assets		$ 568,761,717
Net Assets consist of:
Paid in capital		$ 568,617,320
Accumulated net realized gain (loss) on investments		144,397
Net Assets, for 568,412,505 shares outstanding		$ 568,761,717
Net Asset Value, offering price and redemption price per share ($568,761,717 ÷ 568,412,505 shares)		$ 1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Michigan Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2002

Investment Income
Interest		$ 8,371,840
Expenses
Management fee	$ 2,065,479
Transfer agent fees	779,955
Accounting fees and expenses	94,363
Non-interested trustees' compensation	1,941
Custodian fees and expenses	9,264
Registration fees	31,756
Audit	24,961
Legal	9,262
Miscellaneous	2,053
Total expenses before reductions	3,019,034
Expense reductions	(202,300)	2,816,734
Net investment income		5,555,106
Net Realized Gain (Loss) on investment securities		144,397
Net increase in net assets resulting from operations		$ 5,699,503

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 5,555,106	$ 11,980,136
Net realized gain (loss)	144,397	237,720
Net increase (decrease) in net assets resulting from operations	5,699,503	12,217,856
Distributions to shareholders from net investment income	(5,555,106)	(11,980,136)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	1,087,578,173	1,116,312,165
Reinvestment of distributions	5,440,926	11,661,229
Cost of shares redeemed	(1,066,418,797)	(1,093,416,730)
Net increase (decrease) in net assets and shares resulting from share transactions	26,600,302	34,556,664
Total increase (decrease) in net assets	26,744,699	34,794,384

Net Assets
Beginning of period	542,017,018	507,222,634
End of period	$ 568,761,717	$ 542,017,018

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.010	.023	.036	.028	.030
Distributions from net investment income	(.010)	(.023)	(.036)	(.028)	(.030)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A	1.03%	2.35%	3.69%	2.82%	3.00%
Ratios to Average Net Assets B
Expenses before expense reductions	.56%	.56%	.57%	.58%	.60%
Expenses net of voluntary waivers, if any	.56%	.56%	.57%	.58%	.60%
Expenses net of all reductions	.52%	.52%	.57%	.58%	.59%
Net investment income	1.02%	2.32%	3.63%	2.80%	2.97%
Supplemental Data
Net assets, end of period (000 omitted)	$ 568,762	$ 542,017	$ 507,223	$ 444,679	$ 357,354

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Spartan Michigan Municipal Income Fund (the income fund) is a fund of Fidelity Municipal Trust. Fidelity Michigan Municipal Money Market Fund (the money market fund) is a fund of Fidelity Municipal Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of Michigan. The following summarizes the significant accounting policies of the income fund and the money market fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities owned by the money market fund are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year each fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes. These differences are primarily due to futures transactions, prior period premium and discount on debt securities, market discount, capital loss carryforwards, and losses deferred due to futures transactions. There were no significant book-to-tax differences during the period for the money market fund.

The tax-basis components of distributable earnings and the federal tax cost for the income fund as of period end were as follows:

Unrealized appreciation	$ 39,129,675
Unrealized depreciation	(195,993)
Net unrealized appreciation (depreciation)	38,933,682
Undistributed ordinary income	2,007
Capital loss carryforward	(9,213,224)
Total Distributable earnings	$ 29,722,465
Cost for federal income tax purposes	$ 521,529,066

The tax character of distributions paid during the current and prior year for the income fund was as follows:

Ordinary Income	$ 24,298,896	$ 23,239,140

Short-Term Trading (Redemption) Fees. Shares held in the income fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and

Annual Report

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each fund's annual management fee rate expressed as a percentage of each fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Spartan Michigan Municipal Income Fund	.25%	.13%	.38%
Fidelity Michigan Municipal Money Market Fund	.25%	.13%	.38%

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and shareholder servicing agent for the funds. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the funds' transfer and shareholder servicing agent and accounting functions. The funds pay account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Spartan Michigan Municipal Income Fund	.08%	|
Fidelity Michigan Municipal Money Market	.14%

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements.

Distributions from the Central Funds are noted in the table below:

Income Distributions
Fidelity Michigan Municipal Money Market Fund	$ 282,068

Money Market Insurance Termination. From January 1, 1999 through December 31, 2001, FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company, provided participating funds with limited coverage for certain loss events. Effective January 1, 2002 the insurance coverage was suspended due to significant increases in the cost of reinsurance. Because of the continued high cost of reinsurance, in November 2002, the Board of Trustees approved the termination of FIDFUNDS. As a result, the participating funds are entitled to receive their pro rata share of FIDFUNDS retained earnings. The payment is accounted for as a realized gain in the Statement of Operations.

Annual Report

5. Expense Reductions.

Through arrangements with certain funds custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce fund expenses.

These expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction
Spartan Michigan Municipal Income Fund	$ 8,757	$ 131,966
Fidelity Michigan Municipal Money Market Fund	9,264	193,036

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and the Shareholders of Spartan Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Michigan Municipal Income Fund (a fund of Fidelity Municipal Trust) and Fidelity Michigan Municipal Money Market Fund (a fund of Fidelity Municipal Trust II) at December 31, 2002 and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Municipal Trust's and Fidelity Municipal Trust II's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-221-5207.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1984 or 1991

Trustee of Municipal Trust (1984) and Municipal Trust II (1991). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Michigan Municipal Money Market (2001) and Spartan Michigan Municipal Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990 or 1991

Trustee of Municipal Trust (1990) and Municipal Trust II (1991). Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987 or 1991

Trustee of Municipal Trust (1987) and Municipal Trust II (1991). Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001 or 2002

Trustee of Municipal Trust II (2001) and Municipal Trust (2002).
Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (49)

Year of Election or Appointment: 1997 or 2000

Vice President of Michigan Municipal Money Market (2000) and Spartan Michigan Municipal Income (1997). He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (42)

Year of Election or Appointment: 2002

Vice President of Spartan Michigan Municipal Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (54)

Year of Election or Appointment: 2002

Vice President of Michigan Municipal Money Market. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Michigan Municipal Money Market and Spartan Michigan Municipal Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Michigan Municipal Money Market and Spartan Michigan Municipal Income. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Michigan Municipal Money Market and Spartan Michigan Municipal Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of Michigan Municipal Money Market and Spartan Michigan Municipal Income. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

Name, Age; Principal Occupation
John H. Costello (56)

Year of Election or Appointment: 1986 or 1990

Assistant Treasurer of Michigan Municipal Money Market (1990) and Spartan Michigan Municipal Income (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Michigan Municipal Money Market and Spartan Michigan Municipal Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of Michigan Municipal Money Market and Spartan Michigan Municipal Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 1996

Assistant Treasurer of Michigan Municipal Money Market and Spartan Michigan Municipal Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

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Spartan®

Minnesota Municipal Income

Fund

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

U.S. Treasuries proved to be one of the best-performing investments of 2002, gaining nearly 12% for the year according to the Lehman Brothers® Treasury Index. In fact, all categories of investment-grade bonds finished the year in the plus column. Stocks, on the other hand, declined for the third consecutive year, but a strong fourth quarter left many equity investors hopeful of better things to come in 2003.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan ® MN Municipal Income	8.57%	29.37%	79.13%
LB Minnesota Enhanced Municipal Bond	8.87%	32.29%	n/a*
Minnesota Municipal Debt Funds Average	7.91%	25.43%	75.08%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® Minnesota Enhanced Municipal Bond Index - a market value-weighted index of Minnesota investment-grade municipal bonds with maturities of one year or more. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. The past one year Minnesota municipal debt funds average represents a peer group of less than 50 mutual funds.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan MN Municipal Income	8.57%	5.29%	6.00%
LB Minnesota Enhanced Municipal Bond	8.87%	5.76%	n/a*
Minnesota Municipal Debt Funds Average	7.91%	4.63%	5.75%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Lipper calculates average annual total returns by annualizing each fund's total return, then taking the arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Spartan® Minnesota Municipal Income Fund on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Municipal Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended December 31,
	2002	2001	2000	1999	1998
Dividend returns	4.73%	4.73%	5.26%	4.41%	4.80%
Capital returns	3.84%	-0.09%	5.36%	-6.84%	0.71%
Total returns	8.57%	4.64%	10.62%	-2.43%	5.51%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended December 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.08¢	25.27¢	50.97¢
Annualized dividend rate	4.17%	4.34%	4.46%
30-day annualized yield	3.30%	-	-
30-day annualized tax-equivalent yield	5.51%	-	-

Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $11.52 over the past one month, $11.54 over the past six months and $11.43 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 40.10% combined effective federal and state income tax bracket, but does not reflect the payment of the alternative minimum tax, if applicable.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The municipal bond market - as measured by the Lehman Brothers® Municipal Bond Index - significantly outperformed the U.S. equity markets in 2002. This marks the third consecutive year munis have outperformed stocks, the first time that's happened in the 20-plus year history of the Lehman Brothers index. For the overall 12-month period that ended December 31, 2002, the muni index, which measures the performance of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds, gained 9.64%. Over the same period, the Standard & Poor's 500SM Index - a popular measure of the U.S. stock markets - declined 22.10%. Munis received a boost when the Federal Reserve Board cut interest rates 11 times in 2001, held rates steady through the first 10 months of 2002, and then initiated another reduction in early November. Muni bonds further benefited from strong demand as investors shunned stocks in response to poor corporate earnings, accounting scandals, apprehension about a possible war with Iraq and fears of a double-dip recession. They did run into some trouble late in the year when the stock market surged in October and November. While this left the Lehman Brothers index with a 0.00% return for the overall fourth quarter of 2002, the index was up more than 2.00% for the month of December.

(Portfolio Manager photograph)
An interview with Christine Thompson, Portfolio Manager of Spartan Minnesota Municipal Income Fund

Q. How did the fund perform, Christine?

A. For the 12-month period ending December 31, 2002, the fund returned 8.57%. To get a sense of how the fund did relative to its competitors, the Minnesota municipal debt funds average returned 7.91%, according to Lipper Inc. Additionally, the Lehman Brothers Minnesota Enhanced Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 8.87%.

Q. What helped the fund outpace its Lipper peer average during 2002?

A. It was a year in which defensive strategies worked well, and the fund benefited from its defensive positioning in terms of credit quality as well as sector and security selection. The fund's overall credit quality remained high throughout the year, ending 2002 with more than 95% of net assets in investment-grade bonds rated BBB or higher. Lower-quality bonds came under heavy pressure as investors avoided them in response to weak economic conditions.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How did sector selection aid performance?

A. Throughout the year I maintained an overweighted position - relative to the Minnesota municipal bond market as a whole - in bonds whose revenues were less affected by the economic slowdown, unlike those backed by income taxes. For instance, I kept a fairly large weighting in bonds issued by providers of essential services, such as water, electric and sewer. Overweighting less-economically sensitive higher education bonds also aided performance, as did avoiding bonds in sectors that came under the most pressure during the year - including those related to air travel and projects backed by corporations. Another area I underweighted was housing bonds, which were relatively poor performers in response to heightened levels of prepayment activity as interest rates declined. Investors dislike prepayment - which generally occurs when mortgage holders refinance or pay off their mortgages before maturity - because it potentially forces them to reinvest the proceeds at lower prevailing interest rates.

Q. Were there any disappointments?

A. I'd point to the fund's underweighting in par bonds, which was the biggest disappointment - although a relatively minor one - during the year. At times, par bonds - partly because they are easiest to understand - were in extremely strong demand by individual investors, causing them to periodically outpace premium and discount bonds, which sell above and below face value, respectively. However, par bonds can suffer negative tax treatment in certain interest rate environments. Rather than chase their performance, I chose to emphasize premium and discount bonds, which typically aren't as negatively impacted by unfavorable tax consequences.

Q. What changes have you made to the portfolio since your last report to shareholders six months ago?

A. Most of the changes I made were in response to the heightened level of volatility that marked the past six months, as expectations about the economy, inflation and the direction of interest rates fluctuated. I tried to take advantage of that volatility to buy bonds whose prices had come under pressure when their maturity, structure or sector temporarily fell out of favor, and sell bonds that I felt had reached full value. One of the most obvious examples of that value-driven process was the reduction in health care bonds, which had performed well for some time and seemed to me to have reached their fair value.

Q. What's your outlook for the municipal bond market in 2003?

A. Municipal bond performance will be driven by developments on the global political front, the health of the economy, the strength of the stock market and, most importantly, expectations about inflation and interest rates. In my view, these uncertainties and others underscore the futility of timing the market. But I think it's important for shareholders to realize that with interest rates currently at such low levels, it will be difficult for munis to post the kinds of returns they enjoyed in 2002. I'd add that municipals were quite cheap compared to U.S. Treasury bonds at the end of 2002, which may mean they could be poised for a period of outperformance relative to taxable bond alternatives if the interest rate environment remains favorable, or that they may hold their value better if the economy firms and the threat of higher interest rates returns.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income exempt from federal and Minnesota personal income taxes

Fund number: 082

Trading symbol: FIMIX

Start date: November 21, 1985

Size: as of December 31, 2002, more than $344 million

Manager: Christine Thompson, since 1998; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1985

3

Christine Thompson on the fiscal situation of Minnesota municipal issuers:

"The fiscal condition of muni bond issuers is something we spend a lot of time researching and is one of the key factors we consider when selecting investments. We're approaching 2003 and the next couple of years with a degree of caution. Minnesota's state and local governments are facing a variety of fiscal problems. The state currently is trying to make up a $4.6 billion budget shortfall. Interestingly, Governor Pawlenty has pledged no new state tax increases. Furthermore, tax cuts proposed by President George Bush or the U.S. Congress may cost the states money in lost revenue. Although not as easy to quantify and less serious so far, many Minnesota local governments are struggling with their own budgetary challenges as they attempt to make up for increased expenditures and dwindling tax and fee revenues. These problems won't be repaired overnight. Many of the ´easy' fixes - such as tapping rainy-day funds, asset sales and transfers between funds - already have been exhausted. Drawing on the resources of Fidelity's municipal credit research team, I'll continue to make determinations about a given issuer's fiscal condition and how it relates to the price, yield and prospects for the bonds it issues."

Annual Report

Investment Changes

Top Five Sectors as of December 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	42.3	33.5
Electric Utilities	11.9	14.3
Health Care	10.7	14.4
Education	6.5	12.7
Water & Sewer	6.3	4.2
Average Years to Maturity as of December 31, 2002
		6 months ago
Years	13.7	14.0
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of December 31, 2002
6 months ago
Years	6.5	6.3

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of December 31, 2002	As of June 30, 2002
AAA 55.4%	AAA 50.7%
AA, A 37.3%	AA, A 43.7%
BBB 3.1%	BBB 3.2%
Short-term Investments and Net Other Assets 4.2%	Short-term Investments and Net Other Assets 2.4%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ® ratings.

Annual Report

Investments December 31, 2002

Showing Percentage of Net Assets

Municipal Bonds - 95.8%
	Principal Amount	Value (Note 1)
Minnesota - 92.2%
Albany Independent School District #745 Series A, 6% 2/1/16	$ 1,000,000	$ 1,047,990
Anoka-Hennepin Independent School District #11 Series A, 5.75% 2/1/20	3,950,000	4,359,260
Brainerd Independent School District #181 Series A:
5.375% 2/1/17 (FGIC Insured)	4,705,000	5,181,617
5.375% 2/1/19 (FGIC Insured)	2,700,000	2,931,120
Brooklyn Ctr. Independent School District #286 5.1% 2/1/31 (FGIC Insured)	6,000,000	6,123,360
Centennial Independent School District #12:
Series 1996 A, 5.625% 2/1/16	1,000,000	1,103,980
Series A, 5% 2/1/19 (FSA Insured)	580,000	606,819
Cloquet Poll. Cont. Rev. (Potlach Corp. Proj.) 5.9% 10/1/26	3,995,000	3,446,367
Dakota County Hsg. & Redev. Auth. and The Hsg. & Redev. in and for the City of South Saint Paul Rev. (Single Family-GNMA Prog.) Series A, 8.1% 9/1/12	15,000	14,999
Hastings Independent School District #200 Series A, 5% 2/1/22	4,750,000	4,854,833
Hopkins Independent School District #270:
5% 2/1/16 (FGIC Insured)	1,350,000	1,442,691
5.125% 2/1/17 (FGIC Insured)	1,015,000	1,090,252
Jackson County Central Independent School District #2895 5% 2/1/21 (FSA Insured)	1,220,000	1,259,772
Lake Superior Independent School District #381 Series A:
5% 4/1/15 (FSA Insured)	1,970,000	2,133,293
5% 4/1/16 (FSA Insured)	2,065,000	2,212,813
5% 4/1/17 (FSA Insured)	2,165,000	2,301,352
5% 4/1/18 (FSA Insured)	1,260,000	1,330,762
Lakeville Independent School District #194 0% 2/1/05	2,810,000	2,702,714
Maple Grove Gen. Oblig. Impt. Series A, 5.2% 2/1/17	1,120,000	1,165,158
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev. (Healthspan Corp. Proj.) Series A, 4.75% 11/15/18 (AMBAC Insured)	4,500,000	4,542,840
Minneapolis & Saint Paul Metro. Arpts. Commission Series 13, 5.25% 1/1/11 (a)	2,840,000	3,098,468
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Minnesota - continued
Minneapolis & Saint Paul Metro. Arpts. Commission Arpt. Rev.:
Series 1999 A, 5.125% 1/1/31 (FGIC Insured)	$ 3,375,000	$ 3,413,779
Series 2000 A, 5.75% 1/1/32 (FGIC Insured)	1,000,000	1,090,980
Series 2001 C, 5.25% 1/1/32 (FGIC Insured)	1,000,000	1,022,970
Series A, 5% 1/1/19 (AMBAC Insured)	4,000,000	4,094,440
Series B:
5.25% 1/1/11 (AMBAC Insured) (a)	3,475,000	3,705,115
5.4% 1/1/09 (FGIC Insured) (a)	1,375,000	1,509,365
5.625% 1/1/13 (FGIC Insured) (a)	1,000,000	1,084,040
Minneapolis Art Ctr. Facilities Rev. (Walker Art Ctr. Proj.) 5.125% 7/1/21	1,250,000	1,293,213
Minneapolis Cmnty. Dev. Agcy. Tax Increment Rev.:
0% 9/1/07 (MBIA Insured)	2,860,000	2,517,429
0% 9/1/08 (MBIA Insured)	4,600,000	3,862,206
Minneapolis Gen. Oblig.:
(Sports Arena Proj.) 5.125% 10/1/20	2,565,000	2,668,446
Series B, 5.1% 9/1/08	2,000,000	2,123,080
Minneapolis Health Care Sys. Rev. (Allina Health Sys. Proj.) Series 2002 A, 6% 11/15/18	2,655,000	2,799,883
Minneapolis Rev. (Univ. of Minnesota Gateway Proj.) Series 1997 A, 5.25% 12/1/24	1,900,000	1,943,662
Minneapolis Spl. School District #1 Ctfs. of Prtn.:
Series B, 5% 2/1/13	2,575,000	2,700,094
5.75% 2/1/20 (Pre-Refunded to 2/1/08 @ 100) (b)	3,210,000	3,700,456
Minnesota Agric. & Economic Dev. Board Rev. (Health Care Sys. Proj.) Series A, 6.375% 11/15/29	3,000,000	3,152,880
Minnesota Gen. Oblig.:
(Duluth Arpt. Proj.) Series B, 6.25% 8/1/14 (a)	1,000,000	1,096,150
5% 8/1/16	3,000,000	3,215,490
5.2% 5/1/07	3,750,000	4,116,938
5.5% 6/1/17	1,750,000	1,905,138
Minnesota Higher Ed. Facilities Auth. Rev.:
(Carleton College Proj.):
Series 3L 1, 5.75% 11/1/12	2,000,000	2,196,360
Series 4N, 5% 11/1/18	2,000,000	2,060,380
(Hamline Univ. Proj.):
Series 4I, 6% 10/1/12	2,000,000	2,133,100
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Minnesota - continued
Minnesota Higher Ed. Facilities Auth. Rev.: - continued
(Hamline Univ. Proj.):
Series 5B, 5.95% 10/1/19	$ 600,000	$ 641,004
(MacAlester College Proj.) Series 4C:
5.2% 3/1/08	1,070,000	1,127,844
5.5% 3/1/12	815,000	869,442
(Saint Johns Univ. Proj.) Series 4L, 5.4% 10/1/22	3,500,000	3,584,875
(Saint Thomas Univ. Proj.):
Series 3R 1, 5.6% 10/1/15	1,000,000	1,027,560
Series 3R 2:
5.45% 9/1/07	650,000	670,046
5.6% 9/1/14	4,275,000	4,390,297
Series 4M, 5.35% 4/1/17	1,500,000	1,561,965
Minnesota Hsg. Fin. Agcy. (Single Family Mtg. Prog.):
Series B, 5.8% 7/1/25 (a)	6,645,000	6,784,545
Series H, 6.5% 1/1/26 (a)	1,410,000	1,439,624
Minnesota Pub. Facilities Auth. Drinking Wtr. Rev. Series B:
5% 3/1/07	2,500,000	2,771,075
5% 3/1/08	2,500,000	2,780,575
Minnesota Pub. Facilities Auth. Wtr. Poll. Cont. Rev.:
Series A:
4% 3/1/06	2,000,000	2,130,440
5% 3/1/06	1,150,000	1,260,044
5% 3/1/16	1,000,000	1,033,130
6% 3/1/07	2,500,000	2,869,700
Series B:
5.125% 3/1/13	1,000,000	1,078,190
5.125% 3/1/15	5,000,000	5,322,850
5% 3/1/06	2,500,000	2,739,225
Minnesota Retirement Sys. Bldg. Rev.:
5.55% 6/1/14	590,000	655,319
5.6% 6/1/15	590,000	658,015
5.65% 6/1/16	625,000	690,125
5.7% 6/1/17	900,000	1,008,279
5.75% 6/1/18	975,000	1,083,459
5.75% 6/1/19	1,050,000	1,166,802
5.875% 6/1/22	1,425,000	1,585,170
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Minnesota - continued
Mounds View Independent School District #621 Series 2000 A, 5.375% 2/1/24	$ 3,000,000	$ 3,118,560
Northern Muni. Pwr. Agcy. Elec. Sys. Rev.:
Series B:
4.75% 1/1/20 (AMBAC Insured)	3,500,000	3,530,835
5.5% 1/1/18 (AMBAC Insured)	4,500,000	4,590,000
5.25% 1/1/13 (FSA Insured)	1,500,000	1,648,575
5.375% 1/1/14 (FSA Insured)	8,500,000	9,359,855
Osseo Independent School District #279:
(School Bldg. Proj.):
Series 2000 A, 5.25% 2/1/21	2,625,000	2,745,041
Series A:
5.75% 2/1/11	2,420,000	2,791,906
5.75% 2/1/12	3,100,000	3,529,815
Series A, 5.25% 2/1/14 (FSA Insured)	2,705,000	2,993,515
Series B, 5% 2/1/13	2,000,000	2,161,760
Prior Lake Ind. School District #719 Series 2000, 5.5% 2/1/15 (FSA Insured)	1,500,000	1,655,850
Robbinsdale Independent School District #281:
5% 2/1/09	2,035,000	2,267,478
5% 2/1/16 (FSA Insured)	2,410,000	2,575,471
5% 2/1/16 (FSA Insured)	1,015,000	1,079,148
5% 2/1/17 (FSA Insured)	2,535,000	2,689,305
5% 2/1/18 (FSA Insured)	2,520,000	2,657,794
Rochester Health Care Facilities Rev.:
(Mayo Foundation Proj.) Series A, 5.5% 11/15/27	4,750,000	4,885,470
(Mayo Foundation/Mayo Med. Ctr. Proj.) Series I:
5.875% 11/15/08	1,000,000	1,142,770
5.9% 11/15/09	1,000,000	1,147,260
Roseville Independent School District #623 (School District Cr. Enhancement Prog.) Series A:
5% 2/1/14 (FSA Insured)	1,460,000	1,575,749
5% 2/1/15 (FSA Insured)	1,015,000	1,087,461
Saint Cloud Health Care Rev. (Saint Cloud Hosp. Group Oblig. Proj.) Series A:
5.75% 5/1/26 (FSA Insured)	4,500,000	4,894,605
5.875% 5/1/30 (FSA Insured)	4,000,000	4,381,720
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Minnesota - continued
Saint Cloud Hosp. Facilities Rev. (Saint Cloud Hosp. Proj.):
Series A, 5.5% 7/1/05 (AMBAC Insured)	$ 995,000	$ 1,084,112
Series B, 5% 7/1/20 (AMBAC Insured)	1,000,000	1,026,800
Saint Cloud Independent School District #742 Series A, 6.1% 2/1/10 (FGIC Insured)	1,000,000	1,003,490
Saint Louis Park Health Care Facilities Rev.:
(Healthsystem Obligated Proj.) Series A, 5.2% 7/1/23 (AMBAC Insured)	2,750,000	2,787,043
Series B, 5.1% 7/1/13 (AMBAC Insured)	3,600,000	3,692,124
Saint Louis Park Independent School District #283:
5.65% 2/1/16	2,630,000	2,919,747
5.75% 2/1/20	3,765,000	4,116,350
Saint Michael Independent School District #885 5% 2/1/27 (FSA Insured)	7,000,000	7,118,720
Saint Paul Hsg. & Redev. Auth. Health Care Facilities Rev. (Regions Hosp. Proj.) 5.3% 5/15/28	2,000,000	1,870,440
Saint Paul Independent School District #625:
Series 2000 A, 5.5% 2/1/21	1,060,000	1,122,879
Series A, 5% 2/1/17 (FSA Insured)	220,000	233,677
Series B:
5% 2/1/18 (FSA Insured)	395,000	412,953
5.8% 2/1/12	1,200,000	1,287,156
Series C:
6.125% 2/1/04	1,300,000	1,367,106
6.125% 2/1/05	1,350,000	1,473,836
Saint Paul Port Auth. Energy Park Tax Increment Rev. 5% 2/1/08 (FSA Insured)	2,500,000	2,757,575
Seaway Port Auth. Duluth Indl. Dev. Dock & Wharf Rev. (Cargill, Inc. Proj.) Series B, 6.8% 5/1/12 (c)	2,750,000	2,840,750
South Washington County Independent School District #833 Series A:
5.4% 2/1/15	3,925,000	4,275,620
5.5% 2/1/19 (MBIA Insured)	1,000,000	1,071,830
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev.:
Series A, 5% 1/1/12 (Pre-Refunded to 1/1/03 @ 102) (b)	6,500,000	6,630,000
0% 1/1/18 (AMBAC Insured)	4,000,000	1,991,840
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Minnesota - continued
Stillwater Independent School District #834 5% 2/1/05	$ 2,935,000	$ 3,144,764
Suburban Hennepin Reg'l. Park District 5% 2/1/12	1,000,000	1,078,970
Washington County Gen. Oblig. 5.5% 2/1/21	1,450,000	1,536,014
Wayzata Ind. School District #284 Series 2002 A:
4% 2/1/06	3,755,000	3,990,138
4.5% 2/1/07	3,830,000	4,158,461
4.5% 2/1/08	1,920,000	2,085,024
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series A:
5.375% 1/1/08 (AMBAC Insured)	3,900,000	4,280,016
5.4% 1/1/09 (AMBAC Insured)	4,325,000	4,731,118
5.5% 1/1/11 (AMBAC Insured)	1,000,000	1,086,490
5.5% 1/1/12 (AMBAC Insured)	1,000,000	1,088,890
6.25% 1/1/05 (AMBAC Insured)	3,000,000	3,274,710
6.375% 1/1/16 (Escrowed to Maturity) (b)	1,665,000	1,945,519
Western Minnesota Muni. Pwr. Agcy. Transmission Rev.:
Series 2001 A, 5.5% 1/1/08 (AMBAC Insured)	1,125,000	1,267,943
Series A, 5.5% 1/1/09 (AMBAC Insured)	1,000,000	1,137,150
		317,684,852
Puerto Rico - 3.6%
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev.:
Series 1996 Y, 5% 7/1/36 (FSA Insured)	1,500,000	1,554,855
Series Y, 5.5% 7/1/36 (FSA Insured)	2,680,000	2,945,374
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev. Series D, 5.25% 7/1/38	2,500,000	2,553,075
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Puerto Rico - continued
Puerto Rico Commonwealth Infrastructure Fing. Auth. Series A, 5.5% 10/1/32 (Escrowed to Maturity) (b)	$ 2,000,000	$ 2,172,400
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Series HH, 5.25% 7/1/29 (FSA Insured)	3,000,000	3,142,710
		12,368,414
TOTAL INVESTMENT PORTFOLIO - 95.8% (Cost $311,374,061)	330,053,266
NET OTHER ASSETS - 4.2%	14,382,186
NET ASSETS - 100%	$ 344,435,452
Legend
(a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(b) Security collateralized by an amount sufficient to pay interest and principal.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Seaway Port Auth. Duluth Indl. Dev. Dock & Wharf Rev. (Cargill, Inc. Proj.) Series B, 6.8% 5/1/12	5/20/92	$ 2,750,000
Other Information
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	42.3%
Electric Utilities	11.9
Health Care	10.7
Education	6.5
Water & Sewer	6.3
Others* (individually less than 5%)	22.3
100.0%
*Includes net other assets
Purchases and sales of securities, other than short-term securities, aggregated $91,301,823 and $82,807,353.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,840,750 or 0.8% of net assets.

Income Tax Information
The fund hereby designates approximately $14,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002
Assets
Investment in securities, at value (cost $311,374,061) - See accompanying schedule		$ 330,053,266
Cash		9,114,295
Receivable for fund shares sold		231,760
Interest receivable		5,888,348
Redemption fees receivable		447
Other receivables		12,016
Total assets		345,300,132

Liabilities
Payable for fund shares redeemed	$ 415,992
Distributions payable	282,694
Accrued management fee	108,728
Other payables and accrued expenses	57,266
Total liabilities		864,680

Net Assets		$ 344,435,452
Net Assets consist of:
Paid in capital		$ 325,468,612
Undistributed net investment income		166,360
Accumulated undistributed net realized gain (loss) on investments		121,275
Net unrealized appreciation (depreciation) on investments		18,679,205
Net Assets, for 29,644,407 shares outstanding		$ 344,435,452
Net Asset Value, offering price and redemption price per share ($344,435,452 ÷ 29,644,407 shares)		$ 11.62

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2002

Investment Income
Interest		$ 16,598,370
Expenses
Management fee	$ 1,276,153
Transfer agent fees	260,354
Accounting fees and expenses	105,423
Non-interested trustees' compensation	1,187
Custodian fees and expenses	5,486
Registration fees	22,804
Audit	30,939
Legal	6,666
Miscellaneous	11,383
Total expenses before reductions	1,720,395
Expense reductions	(82,267)	1,638,128
Net investment income (loss)		14,960,242
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		2,905,165
Change in net unrealized appreciation (depreciation) on investment securities		9,513,499
Net gain (loss)		12,418,664
Net increase (decrease) in net assets resulting from operations		$ 27,378,906

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,960,242	$ 14,467,892
Net realized gain (loss)	2,905,165	488,114
Change in net unrealized appreciation (depreciation)	9,513,499	(1,076,815)
Net increase (decrease) in net assets resulting from operations	27,378,906	13,879,191
Distributions to shareholders from net investment income	(14,977,464)	(14,287,837)
Share transactions Net proceeds from sales of shares	62,455,371	59,258,851
Reinvestment of distributions	11,411,568	10,786,628
Cost of shares redeemed	(58,208,874)	(46,940,643)
Net increase (decrease) in net assets resulting from share transactions	15,658,065	23,104,836
Redemption fees	4,741	9,460
Total increase (decrease) in net assets	28,064,248	22,705,650

Net Assets
Beginning of period	316,371,204	293,665,554
End of period (including undistributed net investment income of $166,360 and undistributed net investment income of $183,824, respectively)	$ 344,435,452	$ 316,371,204
Other Information Shares
Sold	5,472,689	5,247,046
Issued in reinvestment of distributions	997,558	955,743
Redeemed	(5,094,816)	(4,160,022)
Net increase (decrease)	1,375,431	2,042,767

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 11.19	$ 11.20	$ 10.63	$ 11.41	$ 11.33
Income from Investment Operations
Net investment income (loss)	.509 B	.529 B, D	.529 B	.511	.531
Net realized and unrealized gain (loss)	.431	(.016)D	.568	(.780)	.080
Total from investment operations	.940	.513	1.097	(.269)	.611
Distributions from net investment income	(.510)	(.523)	(.527)	(.511)	(.531)
Redemption fees added to paid in capital	-B	-B	-	-	-
Net asset value, end of period	$ 11.62	$ 11.19	$ 11.20	$ 10.63	$ 11.41
Total ReturnA	8.57%	4.64%	10.62%	(2.43)%	5.51%
Ratios to Average Net AssetsC
Expenses before expense reductions	.51%	.51%	.52%	.53%	.59%
Expenses net of voluntary waivers, if any	.51%	.51%	.52%	.53%	.55%
Expenses net of all reductions	.49%	.46%	.46%	.51%	.55%
Net investment income (loss)	4.45%	4.69%D	4.90%	4.62%	4.68%
Supplemental Data
Net assets, end of period (000 omitted)	$ 344,435	$ 316,371	$ 293,666	$ 285,029	$ 312,036
Portfolio turnover rate	25%	7%	18%	21%	17%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Spartan Minnesota Municipal Income Fund (the fund) is a fund of Fidelity Municipal Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The fund may be affected by economic and political developments in the state of Minnesota. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to market discount and losses deferred due to futures transactions.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 19,641,503
Unrealized depreciation	(655,798)
Net unrealized appreciation (depreciation)	18,985,705
Total Distributable earnings	$ 18,985,705
Cost for federal income tax purposes	$ 311,067,561

The tax character of distributions paid during the current and prior year was as follows:

Ordinary Income	$ 14,977,464	$ 14,287,837

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the fund's average net assets and a group fee rate that averaged ..13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .38% of the fund's average net assets.

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and shareholder servicing agent for the fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to an annual rate of .08% of average net assets.

5. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $5,486 and $76,781, respectively.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Municipal Trust and the Shareholders of Spartan Minnesota Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Minnesota Municipal Income Fund (a fund of Fidelity Municipal Trust) at December 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Spartan Minnesota Municipal Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Spartan Minnesota Municipal Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Name, Age; Principal Occupation
William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (49)

Year of Election or Appointment: 1997

Vice President of Spartan Minnesota Municipal Income. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (42)

Year of Election or Appointment: 2002

Vice President of Spartan Minnesota Municipal Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Name, Age; Principal Occupation
Christine J. Thompson (44)

Year of Election or Appointment: 1998

Vice President of Spartan Minnesota Municipal Income. Ms. Thompson is also Vice President of other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Thompson managed a variety of Fidelity funds.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Spartan Minnesota Municipal Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Spartan Minnesota Municipal Income. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Spartan Minnesota Municipal Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of Spartan Minnesota Municipal Income. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

Name, Age; Principal Occupation
John H. Costello (56)
Year of Election or Appointment: 1986 Assistant Treasurer of Spartan Minnesota Municipal Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Spartan Minnesota Municipal Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of Spartan Minnesota Municipal Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 1996

Assistant Treasurer of Spartan Minnesota Municipal Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

During fiscal year ended December 31, 2002, 100% of the fund's income dividends was free from federal income tax, and 6.88% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2B
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Investments Money
Management Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Citibank, N.A.

New York, NY

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

Fidelity's Municipal Bond Funds

Spartan® Arizona Municipal Income

Spartan California Municipal Income

Spartan Connecticut Municipal Income

Spartan Florida Municipal Income

Spartan Intermediate Municipal Income

Spartan Maryland Municipal Income

Spartan Massachusetts Municipal Income

Spartan Michigan Municipal Income

Spartan Minnesota Municipal Income

Spartan Municipal Income

Spartan New Jersey Municipal Income

Spartan New York Municipal Income

Spartan Ohio Municipal Income

Spartan Pennsylvania Municipal Income

Spartan Short-Intermediate
Municipal Income

Spartan Tax-Free Bond

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

MNF-ANN-0203 338234
1.539899.105

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Spartan®

Municipal Income

Fund

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The managers' review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

U.S. Treasuries proved to be one of the best-performing investments of 2002, gaining nearly 12% for the year according to the Lehman Brothers® Treasury Index. In fact, all categories of investment-grade bonds finished the year in the plus column. Stocks, on the other hand, declined for the third consecutive year, but a strong fourth quarter left many equity investors hopeful of better things to come in 2003.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan® Municipal Income	10.48%	34.71%	87.81%
LB 3 Plus Year Municipal Bond	10.16%	35.13%	n/a*
General Municipal Debt Funds Average	8.36%	25.38%	75.91%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® 3 Plus Year Municipal Bond Index - a market value-weighted index for investment-grade municipal bonds with maturities of three years or more. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan Municipal Income	10.48%	6.14%	6.51%
LB 3 Plus Year Municipal Bond	10.16%	6.21%	n/a*
General Municipal Debt Funds Average	8.36%	4.62%	5.80%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

Performance - continued

$10,000 Over 10 Years

Let's say, hypothetically, that $10,000 was invested in Spartan Municipal Income Fund on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Municipal Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended December 31,
	2002	2001	2000	1999	1998
Dividend returns	4.90%	4.88%	5.64%	4.57%	4.88%
Capital returns	5.58%	0.12%	6.66%	-7.05%	1.16%
Total returns	10.48%	5.00%	12.30%	-2.48%	6.04%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended December 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	5.07¢	30.18¢	60.01¢
Annualized dividend rate	4.53%	4.52%	4.60%
30-day annualized yield	3.70%	-	-
30-day annualized tax-equivalent yield	5.69%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $13.19 over the past one month, $13.24 over the past six months and $13.05 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 35.00% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

The municipal bond market - as measured by the Lehman Brothers® Municipal Bond Index - significantly outperformed the U.S. equity markets in 2002. This marks the third consecutive year munis have outperformed stocks, the first time that's happened in the 20-plus year history of the Lehman Brothers index. For the overall 12-month period that ended December 31, 2002, the muni index, which measures the performance of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds, gained 9.64%. Over the same period, the Standard & Poor's 500SM Index - a popular measure of the U.S. stock markets - declined 22.10%. Munis received a boost when the Federal Reserve Board cut interest rates 11 times in 2001, held rates steady through the first 10 months of 2002, and then initiated another reduction in early November. Muni bonds further benefited from strong demand as investors shunned stocks in response to poor corporate earnings, accounting scandals, apprehension about a possible war with Iraq and fears of a double-dip recession. They did run into some trouble late in the year when the stock market surged in October and November. While this left the Lehman Brothers index with a 0.00% return for the overall fourth quarter of 2002, the index was up more than 2.00% for the month of December.

(Portfolio Manager photograph)
An interview with Christine Thompson, Portfolio Manager of Spartan Municipal Income Fund

Q. How did the fund perform, Christine?

A. For the 12-month period ending December 31, 2002, the fund returned 10.48%. To get a sense of how the fund did relative to its competitors, the general municipal debt funds average returned 8.36%, according to Lipper Inc. Additionally, the Lehman Brothers 3 Plus Year Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 10.16%.

Q. What helped the fund outpace its benchmarks during 2002?

A. It was a year in which defensive strategies worked well, and the fund benefited from its defensive positioning in terms of credit quality, as well as sector and security selection. The fund's overall credit quality remained high throughout the year, ending 2002 with nearly all of its assets in investment-grade bonds rated BBB or higher. Lower-quality bonds came under heavy pressure as investors avoided them in response to weak economic conditions.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How did sector selection aid performance?

A. Throughout the year I maintained an overweighted position - relative to the municipal bond market as a whole - in bonds whose revenues, unlike those backed by income taxes, were less affected by the economic slowdown. For instance, I kept a fairly large weighting in bonds issued by providers of essential services, such as water, electric and sewer. The fund's overweighting in less economically sensitive health care and higher education bonds also aided performance. Avoiding bonds in sectors that came under the most pressure during the year - including those related to air travel and projects backed by corporations - also helped.

Q. What else worked in the fund's favor?

A. The fund's underweighted position - compared to the municipal market overall - in bonds issued in California and New York helped performance. The performance of muni bonds in both states tended to lag others, especially in the second half of 2002. Their muni markets were hit by two concerns: First, their respective economies lagged the nation. Second, they had to contend with an influx of new muni bond supply as their state legislatures and local government entities struggled to make up for revenue shortfalls by issuing new debt. New issuance in California rose about 50% in 2002, compared to 2001, and New York new issuance rose roughly 120%. I chose to concentrate on states such as Texas and Illinois, where bonds were more attractively valued and new issuance supply was lower. Finally, I'd say that the way I allocated bonds along the maturity spectrum - or yield curve - also helped.

Q. Were there any disappointments?

A. I'd point to the fund's underweighting in par bonds, which was a relatively minor disappointment during the year. At times, par bonds were in extremely strong demand by individual investors, causing them to periodically outpace premium and discount bonds, which sell above and below face value, respectively. Par bonds can suffer negative tax treatment in certain interest rate environments, so rather than chase their performance, I chose to emphasize premium and discount bonds, which typically aren't as negatively impacted by unfavorable tax consequences.

Q. What's your outlook for the municipal bond market in 2003?

A. Municipal bond performance will be driven by developments on the global political front, the health of the economy, the strength of the stock market and, most importantly, expectations about inflation and interest rates. In my view, these uncertainties and others underscore the futility of timing the market. But I think it's important for shareholders to realize that with interest rates currently at such low levels, it will be difficult for munis to post the kinds of returns they enjoyed in 2002. I'd add that municipals were quite cheap compared to U.S. Treasury bonds at the end of 2002, which may mean they're poised for a period of outperformance relative to taxable bond alternatives if the interest rate environment remains favorable, or that they may hold their value better if the economy firms and the threat of higher interest rates returns.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

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Fund Facts

Goal: seeks a high a level of income free from federal income tax

Fund number: 037

Trading symbol: FHIGX

Start date: December 1, 1977

Size: as of December 31, 2002, more than $4.8 billion

Manager: Christine Thompson, since June 2002; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1985

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Christine Thompson on the fiscal situation of municipal issuers:

"The fiscal condition of muni bond issuers is something we spend a lot of time researching and is one of the key factors we consider when selecting investments. We're approaching 2003 and the next couple of years with a fair degree of caution. Many states and local governments are facing a variety of fiscal problems - some minor, some dramatic. According to the National Governors Association, state budget shortfalls are expected to be $50 billion this year, and as much as $60 billion next year. Although not as easy to quantify, many local governments are struggling with their own - but so far less-serious - budgetary challenges as they attempt to make up for increased expenditures and dwindling tax and fee revenue. These problems won't be repaired overnight. Many of the ´easy' fixes - such as tapping rainy day funds, asset sales and transfers between funds and, for states, selling bonds backed by their share of the settlement with tobacco companies - already have been exhausted. Drawing on the resources of Fidelity's municipal credit research team, I'll continue to make determinations about a given issuer's fiscal condition and how it relates to the price, yield and prospects for the bonds it issues."

Annual Report

Investment Changes

Top Five States as of December 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Illinois	14.9	13.7
Texas	14.6	11.7
New York	10.9	12.8
Massachusetts	7.6	8.5
Washington	6.8	6.6
Top Five Sectors as of December 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	28.2	29.2
Electric Utilities	18.3	16.8
Health Care	12.1	12.0
Water & Sewer	12.0	9.9
Escrowed/Pre-Refunded	8.8	9.1
Average Years to Maturity as of December 31, 2002
		6 months ago
Years	15.0	14.5
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of December 31, 2002
6 months ago
Years	7.3	7.3

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of December 31, 2002	As of June 30, 2002
AAA 67.6%	AAA 65.6%
AA, A 26.2%	AA, A 27.1%
BBB 6.4%	BBB 7.0%
Not Rated 0.7%	Not Rated 0.5%
Short-term Investments and Net Other Assets* (0.9)%	Short-term Investments and Net Other Assets* (0.2)%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ® ratings.
* Short-term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments December 31, 2002

Showing Percentage of Net Assets

Municipal Bonds - 100.9%
	Principal Amount (000s)	Value (Note 1) (000s)
Alabama - 0.8%
Birmingham Gen. Oblig. Series 2002 A, 5.25% 4/1/09 (FSA Insured)	$ 3,445	$ 3,885
Cullman Med. Park South Med. Clinic Board Rev. (Cullman Reg'l. Med. Ctr. Proj.) Series A, 6.5% 2/15/23	4,000	4,024
Jefferson County Swr. Rev.:
Series A:
5% 2/1/41 (FGIC Insured)	6,750	6,718
5.375% 2/1/36 (FGIC Insured) (Pre-Refunded to 2/1/09 @ 101) (g)	5,500	6,309
Series B, 5.125% 2/1/42 (FGIC Insured)	17,800	17,918
		38,854
Alaska - 1.2%
Alaska Student Ln. Corp. Student Ln. Rev. Series A:
5.15% 7/1/05 (AMBAC Insured) (f)	1,500	1,592
5.65% 7/1/04 (AMBAC Insured) (f)	1,300	1,365
North Slope Borough Gen. Oblig.:
Series 1996 B, 0% 6/30/07 (MBIA Insured)	11,600	10,244
Series 2000 B, 0% 6/30/09 (MBIA Insured)	10,000	7,983
Series B, 0% 6/30/05 (FSA Insured)	4,500	4,278
Valdez Marine Term. Rev.:
(BP Pipelines, Inc. Proj.) Series B, 5.5% 10/1/28	28,205	28,588
(Phillips Petroleum Co. Proj.) Series 1994 C, 2.9%, tender 1/1/03 (c)	1,700	1,700
		55,750
Arizona - 1.8%
Arizona Student Ln. Aquisition Auth. Student Ln. Rev. Sr. Series A1, 5.9% 5/1/24 (f)	2,000	2,096
Chandler Gen. Oblig. 0% 7/1/08 (FGIC Insured)	1,700	1,441
Maricopa County Cmnty. College District Series B, 5.25% 7/1/10	17,000	18,299
Maricopa County Hosp. Rev. (Sun Health Corp. Proj.):
5.4% 4/1/05	2,935	3,070
5.65% 4/1/06	3,625	3,859
Maricopa County Indl. Dev. Auth. Hosp. Facilities Rev. (Samaritan Health Svcs. Proj.) Series A, 7% 12/1/16 (MBIA Insured) (Escrowed to Maturity) (g)	2,000	2,585
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Arizona - continued
Maricopa County Poll. Cont. Rev. (Arizona Pub. Svc. Co. Palo Verde Proj.) Series 1994 E, 3.75%, tender 4/8/03, LOC Bank of America NA (c)	$ 19,000	$ 19,075
Scottsdale Indl. Dev. Auth. Hosp. Rev. (Scottsdale Health Care Proj.) 5.8% 12/1/31	3,250	3,286
Tucson Gen. Oblig. Series 2002, 5% 7/1/10	2,645	2,934
Tucson Street & Hwy. User Rev.:
4.5% 7/1/06 (AMBAC Insured) (b)	6,000	6,431
4.5% 7/1/07 (AMBAC Insured) (b)	6,205	6,696
4.5% 7/1/08 (AMBAC Insured) (b)	2,960	3,192
4.5% 7/1/09 (AMBAC Insured) (b)	5,295	5,702
4.5% 7/1/10 (AMBAC Insured) (b)	1,930	2,067
4.5% 7/1/11 (AMBAC Insured) (b)	2,015	2,147
Yavapai County Indl. Dev. Auth. Solid Waste Disp. Rev. (Waste Mgmt., Inc. Proj.) 4.625%, tender 6/1/05 (c)(f)	5,500	5,536
		88,416
Arkansas - 0.3%
Arkansas Gen. Oblig. (College Savings Prog.) Series C, 0% 6/1/05	2,130	2,032
Little Rock School District Series 2001 C, 5.25% 2/1/33 (FSA Insured)	6,500	6,672
North Little Rock Elec. Rev. Series A, 6.5% 7/1/10 (MBIA Insured)	3,840	4,583
		13,287
California - 3.4%
ABC Unified School District 0% 8/1/28 (FGIC Insured)	3,925	1,025
Cabrillo Unified School District Series A, 0% 8/1/20 (AMBAC Insured)	4,275	1,795
California Dept. Wtr. Resources Pwr. Supply Rev. Series A:
5.25% 5/1/09 (MBIA Insured)	7,900	8,955
5.25% 5/1/10 (MBIA Insured)	20,000	22,561
5.875% 5/1/16	7,500	8,348
6% 5/1/15	9,300	10,477
California Edl. Facilities Auth. Rev. (Loyola Marymount Univ. Proj.):
0% 10/1/16 (MBIA Insured)	2,140	1,143
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
California Edl. Facilities Auth. Rev. (Loyola Marymount Univ. Proj.): - continued
0% 10/1/17 (MBIA Insured)	$ 2,050	$ 1,031
0% 10/1/18 (MBIA Insured)	1,675	792
California Gen. Oblig.:
Series 1999, 5.75% 12/1/12 (FGIC Insured)	5,000	5,734
5.5% 3/1/12	2,000	2,201
5.75% 12/1/24	4,000	4,218
California Hsg. Fin. Agcy. Home Mtg. Rev.:
Series 1983 A, 0% 2/1/15	187	65
Series A, 5.3% 8/1/14 (MBIA Insured)	95	95
Series B, 5.2% 8/1/26 (MBIA Insured) (f)	1,290	1,305
Series G:
5.9% 2/1/09 (MBIA Insured) (f)	1,000	1,062
5.9% 8/1/09 (MBIA Insured) (f)	2,000	2,124
California Pub. Works Board Lease Rev. (Various California State Univ. Projs.) Series A, 5.25% 12/1/13	5,000	5,228
California Univ. Rev. & Colleges Series 1999 AY, 5.875% 11/1/30 (FGIC Insured)	9,775	10,816
Compton Cmnty. Redev. Agcy. (Tax Allocation-Compton Redev. Proj.) Series A, 6.5% 8/1/13 (FSA Insured)	4,000	4,540
Encinitas Union School District 0% 8/1/20 (MBIA Insured)	3,500	1,470
Foothill/Eastern Trans. Corridor Agcy. Toll Road Rev.:
Series A, 0% 1/1/08 (Escrowed to Maturity) (a)(g)	8,000	8,435
5.75% 1/15/40	2,000	2,027
Long Beach Hbr. Rev. 5.125% 5/15/18 (f)	5,000	5,086
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev. Series 2001 A, 5.125% 7/1/41	5,000	5,061
Los Angeles Hbr. Dept. Rev. Series A:
5.5% 8/1/08 (AMBAC Insured) (f)	5,000	5,658
5.5% 8/1/09 (AMBAC Insured) (f)	5,275	5,999
Manhattan Beach Unified School District 0% 9/1/26 (FGIC Insured)	6,385	1,853
Modesto Irrigation District Elec. Rev. Series A, 9.625% 1/1/11 (Escrowed to Maturity) (g)	4,110	5,303
Monrovia Unified School District Series B, 0% 8/1/29 (FGIC Insured)	4,525	1,119
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Placer County Wtr. Agcy. Rev. (Middle Fork Proj.) Series A:
3.75% 7/1/12	$ 7,820	$ 7,529
3.75% 1/1/13	1,500	1,390
Sacramento Cogeneration Auth. Cogeneration Proj. Rev. (Procter & Gamble Proj.) 6.375% 7/1/10	700	765
Sacramento Pwr. Auth. Cogeneration Proj. Rev.:
6.5% 7/1/07	1,000	1,134
6.5% 7/1/09	2,200	2,472
San Bruno Park School District Election of 1998 Series C, 0% 8/1/26 (FSA Insured)	3,745	1,091
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Second Series Issue 10A, 5.55% 5/1/14 (MBIA Insured) (f)	5,875	6,360
Second Series 27A, 5.5% 5/1/09 (MBIA Insured) (f)	4,330	4,890
Santa Maria Redev. Agcy. Lease Rev. 5% 6/1/13 (AMBAC Insured) (b)	1,000	1,092
		162,249
Colorado - 1.8%
Adams County School District #12 Thornton 6.2% 12/15/10 (FGIC Insured)	1,500	1,571
Arapahoe County Cap. Impt. Trust Fund Hwy. Rev. Series E 470, 0% 8/31/15 (Pre-Refunded to 8/31/05 @ 48.6181) (g)	5,000	2,316
Arapahoe County Cherry Creek School District #5 5.5% 12/15/19	3,500	3,793
Colorado Health Facilities Auth. Rev.:
Series 2001:
6.5% 11/15/31	4,000	4,277
6.625% 11/15/26	2,700	2,911
6.25% 2/1/04	900	939
6.625% 2/1/13	26,700	27,286
6.625% 2/1/22	10,900	11,138
Colorado Springs Arpt. Rev. Series C:
0% 1/1/06 (MBIA Insured)	250	233
0% 1/1/09 (MBIA Insured)	1,655	1,343
0% 1/1/10 (MBIA Insured)	1,500	1,150
Denver City & County Arpt. Rev.:
Series A, 0% 11/15/05 (MBIA Insured) (f)	4,480	4,191
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Colorado - continued
Denver City & County Arpt. Rev.: - continued
Series D, 0% 11/15/05 (MBIA Insured) (f)	$ 3,000	$ 2,806
Denver City & County Ctfs. of Prtn. Series 2000 B, 5.5% 12/1/25 (AMBAC Insured)	2,000	2,119
E-470 Pub. Hwy. Auth. Rev. Series 2000 A, 5.75% 9/1/29 (MBIA Insured)	10,000	11,048
El Paso County School District #20 Series A, 0% 6/15/08 (AMBAC Insured)	2,600	2,191
Highlands Ranch Metro. District #2:
6.5% 6/15/10 (FSA Insured)	1,000	1,213
6.5% 6/15/12 (FSA Insured)	1,000	1,238
Thornton County Gen. Oblig. 0% 12/1/08 (FGIC Insured)	5,000	4,130
		85,893
Connecticut - 0.1%
Connecticut Gen. Oblig. Series D, 5.375% 11/15/18	4,000	4,368
Connecticut Health & Edl. Facilities Auth. Rev. (Quinnipiac College Proj.) Series D, 6% 7/1/13	550	558
Eastern Connecticut Resources Recovery Auth. Solid Waste Rev. (Wheelabrator Lisbon Proj.) Series A, 5% 1/1/04 (f)	900	920
		5,846
District Of Columbia - 1.5%
District of Columbia Gen. Oblig.:
Series 1998 A, 5.25% 6/1/27 (MBIA Insured)	20,000	20,554
Series 2001 E:
5% 6/1/04 (FGIC Insured)	65	67
5% 6/1/04 (FGIC Insured) (Escrowed to Maturity) (g)	900	931
5% 6/1/04 (FGIC Insured) (Pre-Refunded to 6/1/03 @ 102) (g)	35	36
Series A, 5.875% 6/1/05 (MBIA Insured)	855	939
District of Columbia Rev.:
(American Assoc. of Advancement in Science Proj.) 5.125% 1/1/27 (AMBAC Insured)	9,250	9,382
(George Washington Univ. Proj.) Series A, 5.75% 9/15/20 (MBIA Insured)	12,600	13,979
(Georgetown Univ. Proj.) Series A:
5.95% 4/1/14 (MBIA Insured)	2,000	2,298
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
District Of Columbia - continued
District of Columbia Rev.: - continued
6% 4/1/18 (MBIA Insured)	$ 13,835	$ 15,782
(Nat'l. Academy of Sciences Proj.) Series A, 5% 1/1/28 (AMBAC Insured)	10,000	10,079
		74,047
Florida - 2.3%
Boynton Beach Util. Sys. Rev. 5.5% 11/1/19 (FGIC Insured)	3,300	3,732
Dade County Aviation Rev. (Miami Int'l. Arpt. Proj.) Series B, 6% 10/1/24 (MBIA Insured) (f)	3,750	4,005
Florida Board of Ed. Pub. Ed. Series D, 5% 6/1/08	4,750	5,300
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt Proj.):
3.35%, tender 9/1/05 (c)	17,300	17,506
5.25% 11/15/12	3,935	4,087
5.25% 11/15/13	3,140	3,242
Jacksonville Elec. Auth. Rev.:
(Saint Johns River Proj.) Series 13 Issue 2, 5.375% 10/1/16	4,535	4,840
(Third Installment Proj.) Series 73, 6.8% 7/1/12 (Escrowed to Maturity) (g)	2,910	3,454
Jacksonville Health Facilities Auth. Indl. Dev. Rev. (Cypress Village/Nat'l. Benevolent Assoc. Proj.) 7% 12/1/22	2,000	1,889
Jacksonville Port Auth. Rev.:
5.5% 11/1/06 (MBIA Insured) (f)	5,365	6,006
5.75% 11/1/09 (MBIA Insured) (f)	1,000	1,115
Miami-Dade County Edl. Facilities Auth. Rev. Series A, 5.75% 4/1/29 (AMBAC Insured)	5,000	5,516
Orlando Utils. Commission Wtr. & Elec. Rev. Series B, 5.25% 10/1/23	5,000	5,058
Palm Beach County School Board Ctfs. of Prtn. Series A:
5.5% 8/1/21 (AMBAC Insured)	6,135	6,665
5.5% 8/1/22 (AMBAC Insured)	8,210	8,845
Pasco County Solid Waste Disp. & Resource Recovery Sys. Rev.:
6% 4/1/08 (AMBAC Insured) (f)	5,000	5,726
6% 4/1/09 (AMBAC Insured) (f)	8,090	9,341
Pinellas County Resource Recovery Rev. 5.25% 10/1/05 (MBIA Insured) (f)	4,010	4,368
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Florida - continued
Saint Petersburg Util. Tax Rev. Series 2002, 5% 6/1/10 (AMBAC Insured)	$ 2,690	$ 2,994
South Broward Hosp. District Rev. 5.625% 5/1/32	2,630	2,661
Tampa Util. Tax & Spl. Rev. 6% 10/1/09 (AMBAC Insured)	1,500	1,769
Tampa Wtr. & Swr. Rev.:
6% 10/1/15 (FSA Insured)	1,090	1,319
6% 10/1/17 (FSA Insured)	1,000	1,207
		110,645
Georgia - 1.2%
Atlanta & Fulton County Resource Auth. Rev. (Downtown Area Pub. Impt. Proj.) Series A, 5.375% 12/1/21 (MBIA Insured)	6,000	6,312
College Park Bus. & Indl. Dev. Auth. Civic Ctr. Proj. Rev. Series 2000, 5.75% 9/1/20 (AMBAC Insured)	5,200	5,854
Columbus Wtr. & Swr. Rev.:
5.25% 5/1/08 (FSA Insured) (b)	1,480	1,618
5.25% 5/1/09 (FSA Insured) (b)	1,560	1,710
5.25% 5/1/12 (FSA Insured) (b)	2,690	2,937
5.25% 5/1/13 (FSA Insured) (b)	2,720	2,966
Fulton County Wtr. & Swr. Rev. 6.375% 1/1/14 (FGIC Insured)	140	169
Gainesville & Hall County Hosp. Auth. Rev. Anticipation Ctfs. (Northeast Georgia Health Sys., Inc. Proj.) 5.5% 5/15/31	4,500	4,412
Georgia Gen. Oblig. Series D, 5.8% 11/1/13	15,350	17,687
Georgia Muni. Elec. Auth. Pwr. Rev. Series B, 6.2% 1/1/10 (AMBAC Insured)	5,000	5,888
Henry County Wtr. & Swr. Auth. Rev. 5% 2/1/12 (MBIA Insured) (b)	1,330	1,416
Private Colleges & Universities Auth. Rev. (Emory Univ. Proj.) Series A, 5.5% 11/1/24	5,000	5,332
		56,301
Hawaii - 1.6%
Hawaii Arpts. Sys. Rev.:
Series 2000 A, 5.75% 7/1/21 (FGIC Insured)	2,640	2,858
Series 2001, 5.5% 7/1/07 (FGIC Insured) (f)	4,560	5,050
Hawaii Gen. Oblig.:
Series 1998 CR, 5.75% 4/1/09 (MBIA Insured)	7,200	8,336
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Hawaii - continued
Hawaii Gen. Oblig.: - continued
Series 2001 CV, 5.5% 8/1/09 (FGIC Insured)	$ 13,745	$ 15,727
Series 2001 CW, 5.5% 8/1/09 (FGIC Insured)	6,990	7,998
Series CN, 5.25% 3/1/12 (FGIC Insured)	17,300	18,710
Series CS, 5% 4/1/08 (MBIA Insured)	5,000	5,557
Series CU, 5.75% 10/1/12 (MBIA Insured)	2,130	2,436
Honolulu City & County Gen. Oblig. Series A, 7.35% 7/1/06 (FGIC Insured)	6,590	7,740
		74,412
Idaho - 0.2%
Boise City Urban Renewal Agcy. Lease Rev. 5.9% 8/15/29 (AMBAC Insured)	6,950	7,720
Idaho Falls Gen. Oblig.:
0% 4/1/06 (FGIC Insured)	2,000	1,859
0% 4/1/07 (FGIC Insured)	2,500	2,236
		11,815
Illinois - 14.9%
Chicago Board of Ed.:
(Chicago School Reform Proj.):
5.75% 12/1/20 (AMBAC Insured)	4,880	5,412
5.75% 12/1/27 (AMBAC Insured)	50,050	54,416
Series A, 5.5% 12/1/28 (MBIA Insured)	4,760	5,025
5.5% 12/1/31 (FGIC Insured)	8,360	8,781
Chicago Gen. Oblig.:
(City Colleges Proj.):
0% 1/1/14 (FGIC Insured)	17,000	10,484
0% 1/1/15 (FGIC Insured)	20,000	11,666
0% 1/1/26 (FGIC Insured)	16,000	4,702
0% 1/1/28 (FGIC Insured)	23,555	6,207
0% 1/1/30 (FGIC Insured)	15,335	3,612
(Neighborhoods Alive 21 Prog.):
Series 2000 A, 6% 1/1/28 (FGIC Insured)	8,400	9,483
Series A, 5.75% 1/1/40 (FGIC Insured)	18,500	20,275
Series 1993, 5.25% 1/1/18 (FGIC Insured)	7,200	7,432
Series 2000 C, 5.5% 1/1/40 (FGIC Insured)	14,750	15,518
Series 2000 D, 5.5% 1/1/35 (FGIC Insured)	15,000	15,752
Series A:
5% 1/1/42 (AMBAC Insured)	14,555	14,591
5.375% 1/1/13 (AMBAC Insured)	3,765	4,261
5.375% 1/1/14 (AMBAC Insured)	2,230	2,493
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Illinois - continued
Chicago Gen. Oblig.: - continued
5.5% 1/1/38 (MBIA Insured)	$ 15,000	$ 15,830
Series A2:
5.75% 1/1/09 (AMBAC Insured)	4,000	4,591
6.25% 1/1/15 (AMBAC Insured)	4,885	5,943
Series C, 5.7% 1/1/30 (FGIC Insured)	15,415	16,620
Chicago Metro. Wtr. Reclamation District Greater Chicago Series A, 5.25% 12/1/09 (Escrowed to Maturity) (g)	5,000	5,703
Chicago Midway Arpt. Rev.:
Series A, 5.5% 1/1/29 (MBIA Insured)	24,775	25,593
Series B:
5.25% 1/1/13 (MBIA Insured) (f)	2,910	3,039
5.25% 1/1/14 (MBIA Insured) (f)	3,060	3,196
6% 1/1/05 (MBIA Insured) (f)	1,360	1,457
6% 1/1/08 (MBIA Insured) (f)	2,170	2,402
6% 1/1/10 (MBIA Insured) (f)	2,435	2,714
6.125% 1/1/11 (MBIA Insured) (f)	2,580	2,910
Chicago Motor Fuel Tax Rev. Series A, 5.375% 1/1/14 (AMBAC Insured)	4,600	5,249
Chicago O'Hare Int'l. Arpt. Rev.:
Series 1999, 5.5% 1/1/11 (AMBAC Insured) (f)	10,000	10,970
Series A:
5.5% 1/1/16 (AMBAC Insured) (f)	12,000	12,602
5.6% 1/1/10 (AMBAC Insured)	4,500	4,948
6.25% 1/1/09 (AMBAC Insured) (f)	6,730	7,652
6.375% 1/1/12 (MBIA Insured)	4,500	4,958
6.375% 1/1/15 (MBIA Insured)	14,900	16,415
Series B, 5.75% 1/1/30 (AMBAC Insured)	13,420	14,631
Chicago Residential Mtg. Rev. Series B, 0% 10/1/09 (MBIA Insured)	690	431
Chicago Sales Tax Rev. Series 1999, 5.75% 1/1/34 (FGIC Insured) (Pre-Refunded to 1/1/09 @ 101) (g)	5,000	5,829
Chicago Wastewtr. Transmission Rev. 5.375% 1/1/13 (FGIC Insured)	5,800	6,592
Chicago Wtr. Rev.:
0% 11/1/16 (AMBAC Insured)	7,555	3,966
5% 11/1/26 (AMBAC Insured)	5,315	5,372
Cicero Gen. Oblig. 5.25% 12/1/26 (MBIA Insured)	3,000	3,130
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Illinois - continued
City of Chicago Spl. Trans. Rev. Series 2001, 5.25% 1/1/31 (AMBAC Insured)	$ 11,670	$ 12,035
Cook County Gen. Oblig.:
0% 11/1/08 (AMBAC Insured) (Escrowed to Maturity) (g)	8,280	6,915
0% 11/1/09 (AMBAC Insured) (Escrowed to Maturity) (g)	4,000	3,172
DeKalb Single Family Mtg. Rev. Series A, 7.45% 12/1/09 (f)	130	130
Du Page Wtr. Commission Series 2001, 5.25% 3/1/09	10,500	11,824
Evanston Gen. Oblig. Series C:
5.25% 1/1/16	1,000	1,079
5.25% 1/1/22	2,000	2,080
Illinois Dev. Fin. Auth. Poll. Cont. Rev. (Commonwealth Edison Co. Proj.) Series D, 6.75% 3/1/15 (AMBAC Insured)	7,000	7,804
Illinois Dev. Fin. Auth. Rev. (Revolving Fund-Master Trust Prog.):
5.5% 9/1/18	5,365	5,938
5.5% 9/1/19	4,405	4,835
Illinois Gen. Oblig. First Series:
5.5% 8/1/10 (MBIA Insured)	12,645	14,433
5.5% 8/1/16 (MBIA Insured)	13,000	14,445
5.5% 8/1/17 (MBIA Insured)	7,500	8,277
5.5% 8/1/18 (MBIA Insured)	5,000	5,485
5.75% 12/1/18 (MBIA Insured)	1,200	1,346
Illinois Health Facilities Auth. Rev.:
(Condell Med. Ctr. Proj.):
6.5% 5/15/30	9,000	9,432
7% 5/15/22	5,000	5,425
(Lake Forest Hosp. Proj.) Series A, 6.25% 7/1/22	4,200	4,407
(Lutheran Gen. Health Care Sys. Proj.) Series C:
6% 4/1/18	3,000	3,246
7% 4/1/14	1,500	1,790
(OSF Health Care Sys. Proj.) 6% 11/15/13	7,000	7,141
(Riverside Health Sys. Proj.) 6.85% 11/15/29	5,025	5,416
(Swedish American Hosp. Proj.):
5.375% 11/15/13 (AMBAC Insured)	3,000	3,139
6.875% 11/15/30	6,985	7,514
6.75% 2/15/15	1,000	1,108
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Illinois - continued
Illinois Reg'l. Trans. Auth.:
Series A, 8% 6/1/17 (AMBAC Insured)	$ 4,500	$ 6,133
Series C, 7.75% 6/1/13 (FGIC Insured)	2,045	2,750
Illinois Sales Tax Rev.:
First Series 2001, 5.5% 6/15/12	4,500	5,101
6% 6/15/20	4,600	5,219
Kane & Du Page Counties Cmnty. Unit School District #303 Saint Charles Series A:
5.5% 1/1/15 (FSA Insured)	5,210	5,826
5.5% 1/1/16 (FSA Insured)	5,680	6,302
5.5% 1/1/17 (FSA Insured)	3,230	3,560
Kane County School District #129 Aurora West Side Series A:
5.75% 2/1/17 (FGIC Insured)	2,455	2,770
5.75% 2/1/20 (FGIC Insured)	7,360	8,215
Lake County Cmnty. Consolidated School District #50 Woodland Series 2000 A, 6% 12/1/20 (FGIC Insured)	6,000	6,793
Lake County Forest Preservation District:
0% 12/1/07	10,440	9,061
0% 12/1/08	12,505	10,334
McHenry County Conservation District Series A, 5.625% 2/1/21 (FGIC Insured)	5,730	6,195
Metro. Pier & Exposition Auth. Dedicated State Tax Rev.:
(McCormick Place Expansion Proj.):
Series 2002 A:
0% 12/15/32 (MBIA Insured)	15,000	3,006
5.75% 6/15/41 (MBIA Insured)	8,000	8,785
Series 2002 B:
0% 6/15/17 (MBIA Insured) (a)	1,300	843
0% 6/15/20 (MBIA Insured) (a)	2,000	1,272
Series A:
0% 6/15/08 (MBIA Insured)	3,820	3,225
0% 6/15/08 (MBIA Insured) (Escrowed to Maturity) (g)	3,335	2,848
0% 6/15/11 (FGIC Insured)	6,000	4,367
0% 6/15/15 (FGIC Insured)	15,000	8,604
5.25% 12/15/10 (AMBAC Insured)	12,950	13,974
6.65% 6/15/12 (FGIC Insured)	250	259
Series 2002 A:
0% 6/15/09 (FGIC Insured)	460	368
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Illinois - continued
Metro. Pier & Exposition Auth. Dedicated State Tax Rev.: - continued
0% 6/15/09 (FGIC Insured) (Escrowed to Maturity) (g)	$ 18,150	$ 14,681
Series 2002:
0% 6/15/10 (FGIC Insured) (Escrowed to Maturity) (g)	16,640	12,760
0% 6/15/13 (FGIC Insured)	5,430	3,486
0% 6/15/13 (FGIC Insured) (Escrowed to Maturity) (g)	4,155	2,714
Series A, 0% 6/15/09 (FGIC Insured) (Escrowed to Maturity) (g)	2,325	1,881
0% 6/15/10 (FGIC Insured)	360	272
Moline Gen. Oblig. Series A, 5.5% 2/1/17 (FGIC Insured)	1,000	1,103
Univ. of Illinois Auxiliary Facilities Sys. Rev.:
Series A, 0% 4/1/21 (MBIA Insured)	4,965	1,948
0% 4/1/17 (MBIA Insured)	16,270	8,273
0% 4/1/20 (MBIA Insured)	8,000	3,365
		717,562
Indiana - 0.7%
Indiana Dev. Fin. Auth. Rev. 5.95% 8/1/30 (f)	7,350	6,772
Indiana Health Facilities Fing. Auth. Hosp. Rev.:
(Columbus Reg'l. Hosp. Proj.) 7% 8/15/15 (FSA Insured)	2,500	3,191
5.5% 2/15/30 (MBIA Insured)	5,295	5,539
Indianapolis Arpt. Auth. Rev. Series A, 5.6% 7/1/15 (FGIC Insured)	1,000	1,090
Indianapolis Econ. Dev. Rev. (Nat'l. Benevolent Assoc. Proj.) 7.625% 10/1/22	3,000	3,070
Petersburg Poll. Cont. Rev.:
(Indianapolis Pwr. & Lt. Co. Proj.) 5.9% 12/1/24 (f)	10,000	9,629
5.95% 12/1/29 (f)	2,000	1,910
		31,201
Iowa - 0.6%
Iowa Fin. Auth. Hosp. Facilities Rev.:
5.875% 2/15/30 (AMBAC Insured)	15,000	16,400
6.625% 2/15/12	1,000	1,138
6.75% 2/15/13	1,000	1,129
6.75% 2/15/14	1,280	1,440
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Iowa - continued
Iowa Fin. Auth. Hosp. Facilities Rev.: - continued
6.75% 2/15/15	$ 1,000	$ 1,110
6.75% 2/15/17	1,000	1,099
Tobacco Settlement Auth. Tobacco Settlement Rev. 5.3% 6/1/25	10,000	8,752
		31,068
Kansas - 0.6%
Burlington Envir. Impt. Rev. (Kansas City Pwr. & Lt. Co. Proj.) 4.75%, tender 10/1/07 (c)	7,800	7,906
Johnson County Unified School District #512 (Shawnee Mission Proj.) 8% 10/1/05	1,250	1,459
Kansas City Util. Sys. Rev.:
0% 3/1/09 (AMBAC Insured) (Escrowed to Maturity) (g)	3,975	3,246
0% 9/1/10 (AMBAC Insured)	2,865	2,167
0% 9/1/10 (AMBAC Insured) (Escrowed to Maturity) (g)	3,825	2,911
Kansas Dev. Fin. Auth. Health Facilities Rev. (Sisters of Charity Proj.) Series J, 6.25% 12/1/28	4,500	4,886
Wichita Hosp. Rev. Series III A, 6.465% 10/20/17 (MBIA Insured)	6,000	6,140
		28,715
Kentucky - 2.3%
Jefferson County Cap. Projs. Corp. Rev. (Lease Prog.) Series A, 0% 8/15/11	5,250	3,749
Jefferson County Hosp. Rev. (Alliant Health Sys. Proj.) 6.367% 10/9/08 (MBIA Insured)	1,800	1,843
Kenton County Arpt. Board Arpt. Rev. (Cincinnati/Northern Kentucky Int'l. Arpt. Proj.) 5.65% 3/1/04 (MBIA Insured) (f)	1,480	1,552
Kentucky Property & Bldgs. Commission Revs.:
(#74 Proj.) 5.375% 2/1/10 (FSA Insured)	3,725	4,217
Series 2001 D:
5.5% 8/1/07 (FSA Insured)	4,145	4,693
5.5% 8/1/09 (FSA Insured)	1,050	1,203
Louisville & Jefferson County Metro. Swr. District Swr. & Drain Sys. Rev. Series A, 5.75% 5/15/33 (FGIC Insured)	65,000	71,424
Louisville & Jefferson County Reg'l. Arpt. Auth. Arpt. Sys. Rev. Series 2001 A:
5.25% 7/1/09 (FSA Insured) (f)	1,545	1,694
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Kentucky - continued
Louisville & Jefferson County Reg'l. Arpt. Auth. Arpt. Sys. Rev. Series 2001 A: - continued
5.5% 7/1/10 (FSA Insured) (f)	$ 3,800	$ 4,205
Owensboro Elec. Lt. & Pwr. Rev. Series B:
0% 1/1/07 (AMBAC Insured)	10,000	9,039
0% 1/1/08 (AMBAC Insured)	600	519
0% 1/1/09 (AMBAC Insured)	2,000	1,646
0% 1/1/10 (AMBAC Insured)	7,440	5,793
		111,577
Louisiana - 0.7%
Louisiana Gas & Fuel Tax Rev. Series A, 5.375% 6/1/20 (AMBAC Insured)	3,000	3,217
Monroe-West Monroe Pub. Trust Fing. Auth. Mtg. Rev. Series C, 0% 8/20/14	9,000	5,041
New Orleans Gen. Oblig.:
0% 9/1/08 (AMBAC Insured)	10,000	8,326
0% 9/1/09 (AMBAC Insured)	16,500	13,027
0% 9/1/11 (AMBAC Insured)	3,665	2,597
0% 9/1/14 (AMBAC Insured)	4,000	2,418
		34,626
Maryland - 0.5%
Howard County Mtg. Rev. (Heartlands Elderly Apts. Proj.) 8.875% 12/1/10 (MBIA Insured)	250	250
Maryland Cmnty. Dev. Administration Dept. of Hsg. & Cmnty. Dev. (Residential Proj.) Series B, 5.05% 9/1/19 (f)	1,440	1,442
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Good Samaritan Hosp. Proj.):
5.75% 7/1/13 (AMBAC Insured) (Escrowed to Maturity) (g)	995	1,154
5.75% 7/1/13 (Escrowed to Maturity) (g)	1,605	1,862
(Johns Hopkins Univ. Proj.) 5% 7/1/32	8,000	8,105
(Univ. of Maryland Med. Sys. Proj.) 6.75% 7/1/30	10,415	11,491
Prince Georges County Solid Waste Mgmt. Sys. Rev. 5.25% 6/15/13 (FSA Insured)	1,500	1,550
		25,854
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Massachusetts - 7.6%
Massachusetts Bay Trans. Auth.:
Series 2000 A, 5.25% 7/1/30	$ 7,105	$ 7,313
Series A:
5.375% 3/1/19	15,000	15,746
5.75% 3/1/26 (FGIC Insured)	17,795	19,513
Series B:
5.25% 3/1/26 (FSA Insured)	14,850	15,404
6.2% 3/1/16	3,800	4,578
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2000 A, 5.5% 7/1/30	17,500	18,398
Massachusetts Ed. Ln. Auth. Ed. Ln. Rev.:
Series A Issue E, 4.9% 7/1/13 (AMBAC Insured) (f)	5,460	5,569
Series B Issue E:
5.75% 7/1/05 (AMBAC Insured) (f)	1,675	1,782
5.85% 7/1/06 (AMBAC Insured) (f)	1,990	2,110
5.95% 7/1/07 (AMBAC Insured) (f)	2,150	2,266
6.05% 7/1/08 (AMBAC Insured) (f)	2,220	2,336
6.15% 7/1/10 (AMBAC Insured) (f)	890	932
6.25% 7/1/11 (AMBAC Insured) (f)	525	550
6.3% 7/1/12 (AMBAC Insured) (f)	545	570
Massachusetts Fed. Hwy. Series 2000 A:
5.75% 6/15/11	10,000	11,498
5.75% 6/15/12	5,000	5,704
5.75% 6/15/13	5,000	5,701
Massachusetts Gen. Oblig.:
(Consolidated Ln. Prog.) Series B, 4.875% 10/1/13	2,500	2,576
Series 2001 A, 5.5% 1/1/10	7,500	8,508
Series A:
7.5% 6/1/04	785	808
7.5% 6/1/04 (Escrowed to Maturity) (g)	1,475	1,572
Massachusetts Health & Edl. Facilities Auth. Rev.:
(Blood Research Institute Proj.) Series A, 6.5% 2/1/22	4,335	4,427
(Massachusetts Gen. Hosp. Proj.) Series F, 6.25% 7/1/12 (AMBAC Insured)	2,000	2,360
(New England Med. Ctr. Hosp. Proj.) Series G, 5.375% 7/1/24 (MBIA Insured)	3,800	3,867
(South Shore Hosp. Proj.) Series F, 5.75% 7/1/29	11,930	12,133
(Tufts Univ. Proj.) Series I, 5.5% 2/15/36	10,000	10,480
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Massachusetts - continued
Massachusetts Health & Edl. Facilities Auth. Rev.: - continued
(Univ. of Massachusetts Proj.) Series A, 5.875% 10/1/29 (FGIC Insured)	$ 10,000	$ 11,100
(Wellesley College Proj.) Series F, 5.125% 7/1/39	6,500	6,588
Massachusetts Hsg. Fin. Agcy. Hsg. Rev. (Rental Proj.) Series A:
6.6% 7/1/14 (AMBAC Insured) (f)	2,190	2,289
6.65% 7/1/19 (AMBAC Insured) (f)	1,760	1,841
Massachusetts Indl. Fin. Agcy. Resource Recovery Rev. (Ogden Haverhill Proj.):
Series 1992 A:
4.7% 12/1/03	1,975	1,971
4.8% 12/1/04	3,750	3,718
Series A:
4.85% 12/1/05	2,200	2,152
4.95% 12/1/06	2,000	1,926
Massachusetts Indl. Fin. Agcy. Rev. (Massachusetts Biomedical Research Corp. Proj.) Series A2:
0% 8/1/04	4,000	3,890
0% 8/1/06	30,800	28,107
0% 8/1/08	5,000	4,170
0% 8/1/09	21,800	17,184
0% 8/1/10	2,000	1,489
Massachusetts Muni. Wholesale Elec. Co. Pwr. Supply Sys. Rev. Series A, 5% 7/1/10 (AMBAC Insured)	4,610	5,067
Massachusetts Port Auth. Rev. Series 1999 C, 5.75% 7/1/29 (FSA Insured)	15,845	17,287
Massachusetts Tpk. Auth. Metro. Hwy. Sys. Rev. Series A, 5.125% 1/1/23 (MBIA Insured)	7,950	8,081
Massachusetts Tpk. Auth. Western Tpk. Rev. Series A, 5.55% 1/1/17 (MBIA Insured)	19,435	20,002
Massachusetts Wtr. Poll. Abatement Trust Wtr. Poll. Abatement Rev. (MWRA Ln. Prog.) Series A, 5.25% 8/1/13	90	98
Massachusetts Wtr. Resources Auth. Series A, 5.75% 8/1/39 (FGIC Insured)	33,000	36,081
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Massachusetts - continued
New England Ed. Ln. Marketing Corp. Series A, 5.7% 7/1/05 (f)	$ 18,250	$ 19,812
Route 3 North Trans. Impt. Assoc. Lease Rev. 5.75% 6/15/16 (MBIA Insured)	4,850	5,425
		364,979
Michigan - 2.2%
Caladonia Cmnty. Schools 5.5% 5/1/26 (FGIC Insured)	7,000	7,339
Detroit Convention Facilities Rev. (Cobo Hall Expansion Proj.) 5.25% 9/30/12	4,000	4,111
Detroit Wtr. Supply Sys. Rev. Series 2001 A:
5.25% 7/1/33 (FGIC Insured)	8,000	8,244
5.75% 7/1/28 (FGIC Insured)	8,100	8,986
Holt Pub. Schools Series 2000 A, 5.5% 5/1/23 (FGIC Insured) (Pre-Refunded to 5/1/10 @ 100) (g)	2,250	2,593
Livonia Pub. School District 5.875% 5/1/25 (FGIC Insured)	3,000	3,294
Michigan Hosp. Fin. Auth. Hosp. Rev.:
(Mercy Health Svcs. Proj.):
Series Q, 5.375% 8/15/26 (AMBAC Insured) (Escrowed to Maturity) (g)	4,750	5,025
Series W, 5.25% 8/15/27 (FSA Insured) (Escrowed to Maturity) (g)	4,000	4,178
Series X, 6% 8/15/34 (MBIA Insured)	10,675	11,854
(Sisters of Mercy Health Corp. Proj.) Series P, 5.375% 8/15/14 (MBIA Insured) (Escrowed to Maturity) (g)	420	469
(Trinity Health Sys. Proj.) Series 2000 A, 6% 12/1/27	2,000	2,115
Michigan Hsg. Dev. Auth. Rental Hsg. Rev. Series B, 5.7% 4/1/12	3,750	3,880
Michigan Muni. Bond Auth. Rev. (State Revolving Fund Prog.) 5.125% 10/1/20	18,300	19,138
Michigan Strategic Fund Solid Waste Disp. Rev. (Waste Mgmt., Inc. Proj.) 4.2%, tender 12/1/05 (c)(f)	5,000	4,994
Michigan Trunk Line Fund Series A, 0% 10/1/09 (AMBAC Insured)	8,010	6,331
Royal Oak Hosp. Fin. Auth. Hosp. Rev. (William Beaumont Hosp. Proj.):
Series M, 5.25% 11/15/31 (MBIA Insured)	7,000	7,189
5.5% 1/1/14	3,695	3,856
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Michigan - continued
Royal Oak Hosp. Fin. Auth. Hosp. Rev. (William Beaumont Hosp. Proj.): - continued
6.25% 1/1/09	$ 400	$ 456
Western Townships Utils. Auth. County of Wayne Swr. Disp. Sys. 0% 1/1/05 (FSA Insured) (Escrowed to Maturity) (g)	2,810	2,710
		106,762
Minnesota - 1.0%
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev. (Healthspan Corp. Proj.) Series A, 4.75% 11/15/18 (AMBAC Insured)	9,700	9,792
Minneapolis Health Care Sys. Rev. (Allina Health Sys. Proj.) Series 2002 A, 6% 11/15/23	6,000	6,206
Minnesota Agric. & Economic Dev. Board Rev. (Health Care Sys. Proj.) Series A, 6.375% 11/15/29	12,000	12,612
Minnesota Hsg. Fin. Agcy. (Single Family Mtg. Prog.) Series B, 5.8% 7/1/25 (f)	5,460	5,575
Saint Cloud Health Care Rev. (Saint Cloud Hosp. Group Oblig. Proj.) Series A, 5.875% 5/1/30 (FSA Insured)	8,500	9,311
Saint Cloud Hosp. Facilities Rev. (Saint Cloud Hosp. Proj.) Series C, 5.25% 10/1/13 (AMBAC Insured)	2,000	2,075
		45,571
Mississippi - 0.1%
Hinds County Rev. (Mississippi Methodist Hosp. & Rehabilitation Proj.) 5.6% 5/1/12 (AMBAC Insured)	4,000	4,549
Missouri - 0.0%
Missouri Hsg. Dev. Commission Single Family Mtg. Rev. Series C, 5.5% 3/1/16 (f)	740	758
Montana - 0.2%
Montana Board of Invt. (Payroll Tax Workers Compensation Prog.):
Series 1996:
6.875% 6/1/20 (MBIA Insured) (Escrowed to Maturity) (g)	5,125	5,959
6.875% 6/1/20 (MBIA Insured) (Escrowed to Maturity) (g)	2,005	2,331
		8,290
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nebraska - 0.7%
Lincoln Wtrwks. Rev. Series 2003:
5% 8/15/09 (b)	$ 3,940	$ 4,330
5% 8/15/10 (b)	4,135	4,541
5% 8/15/11 (b)	4,335	4,742
5% 8/15/12 (b)	2,630	2,879
Nebraska Pub. Pwr. District Rev. Series A:
0% 1/1/07 (MBIA Insured)	15,485	13,959
5.25% 1/1/12 (MBIA Insured)	3,250	3,536
		33,987
Nevada - 1.0%
Clark County Gen. Oblig. Series 2000, 5.5% 7/1/30 (MBIA Insured)	4,500	4,751
Las Vegas Downtown Redev. Agcy. Tax Increment Rev. (Fremont Street Proj.) Series A, 6.1% 6/15/14	500	514
Nevada Gen. Oblig.:
(Cap. Impt. Proj.) Series B, 5.25% 6/1/11	5,025	5,443
(Colorado River Commission Proj.):
5.375% 10/1/08 (FSA Insured)	3,240	3,677
5.375% 10/1/10 (FSA Insured)	3,600	4,081
Truckee Meadows Wtr. Auth. Wtr. Rev. 5.25% 7/1/34 (FSA Insured)	18,840	19,349
Washoe County Gen. Oblig. (Reno Sparks Proj.) Series B:
0% 7/1/12 (FSA Insured)	4,605	3,134
0% 7/1/13 (FSA Insured)	4,590	2,957
0% 7/1/14 (FSA Insured)	3,000	1,828
		45,734
New Hampshire - 0.1%
New Hampshire Health & Edl. Facilities Auth. Rev. (Univ. Sys. of New Hampshire Proj.):
5.25% 7/1/08 (AMBAC Insured)	1,980	2,216
5.25% 7/1/09 (AMBAC Insured)	1,080	1,212
		3,428
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
New Jersey - 1.6%
Evesham Township Muni. Utils. Auth. Rev. Series 2003 A:
5% 7/1/12 (AMBAC Insured) (b)	$ 2,215	$ 2,413
5.125% 7/1/14 (AMBAC Insured) (b)	2,440	2,632
Middlesex County Poll. Cont. Auth. Rev. (Amerada Hess Corp. Proj.) 7.875% 6/1/22	7,750	8,209
New Jersey Econ. Dev. Auth. Market Transition Facility Rev. Series A, 5% 7/1/10 (MBIA Insured)	15,000	16,629
New Jersey Health Care Facilities Fing. Auth. Rev. (Christ Hosp. Group Issue Proj.) 7% 7/1/06 (AMBAC Insured)	1,635	1,905
New Jersey Tpk. Auth. Tpk. Rev. Series 2002 A, 5.625% 1/1/15 (MBIA Insured)	6,900	7,689
New Jersey Trans. Trust Fund Auth. Series B, 5% 6/15/13 (AMBAC Insured)	11,055	11,846
North Hudson Swr. Auth. Swr. Rev. Series A:
5.25% 8/1/16 (FGIC Insured)	3,000	3,272
5.25% 8/1/18 (FGIC Insured)	3,235	3,483
5.25% 8/1/19 (FGIC Insured)	2,735	2,925
Tobacco Settlement Fing. Corp.:
5.75% 6/1/32	9,700	9,300
6.125% 6/1/42	4,500	4,320
Warren County Poll. Cont. Fing. Auth. Resource Recovery Rev. 6.55% 12/1/06 (MBIA Insured)	1,000	1,040
		75,663
New Mexico - 0.6%
Albuquerque Arpt. Rev.:
6.5% 7/1/08 (AMBAC Insured) (f)	1,500	1,736
6.7% 7/1/18 (AMBAC Insured) (f)	2,500	2,894
6.75% 7/1/09 (AMBAC Insured) (f)	1,150	1,365
6.75% 7/1/10 (AMBAC Insured) (f)	1,700	2,023
6.75% 7/1/12 (AMBAC Insured) (f)	1,935	2,356
Bernalillo County Gross Receipt Tax Rev. 5.25% 10/1/26	5,790	5,978
New Mexico Edl. Assistance Foundation Sr. Series A3, 4.95% 3/1/09 (f)	5,000	5,278
Univ. of New Mexico Univ. Revs. Series A, 6% 6/1/21	5,340	6,443
		28,073
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
New York - 10.9%
Metro. Trans. Auth. Commuter Facilities Rev.:
(Svc. Contract Proj.) Series 8, 5.25% 7/1/17 (Pre-Refunded to 7/1/13 @ 100) (g)	$ 2,000	$ 2,292
Series A, 6% 7/1/24 (Pre-Refunded to 7/1/09 @ 100) (g)	2,400	2,857
Series B, 4.875% 7/1/18 (FGIC Insured) (Escrowed to Maturity) (g)	2,540	2,643
Series D, 5.125% 7/1/17 (MBIA Insured) (Escrowed to Maturity) (g)	5,310	5,540
Metro. Trans. Auth. Dedicated Tax Fund:
Series 2000 A, 6% 4/1/30 (FGIC Insured) (Pre-Refunded to 4/1/10 @ 100) (g)	5,000	5,951
Series A:
5% 4/1/29 (FSA Insured) (Pre-Refunded to 10/1/14 @ 100) (g)	16,000	17,997
5.25% 4/1/26 (MBIA Insured) (Pre-Refunded to 10/1/10 @ 100) (g)	6,300	7,197
Metro. Trans. Auth. Svc. Contract Rev.:
(Commuter Facilities Proj.) Series O:
5.75% 7/1/08 (Escrowed to Maturity) (g)	1,000	1,170
5.75% 7/1/13 (Escrowed to Maturity) (g)	14,250	16,522
Series B, 5% 1/1/08 (FGIC Insured)	14,225	15,696
Metro. Trans. Auth. Transit Facilities Rev.:
(Svc. Contract Proj.):
Series 8:
5.25% 7/1/17 (Pre-Refunded to 7/1/13 @ 100) (g)	3,350	3,839
5.375% 7/1/21 (FSA Insured) (Pre-Refunded to 7/1/13 @ 100) (g)	6,400	7,403
Series Q, 5.125% 7/1/13 (AMBAC Insured) (Escrowed to Maturity) (g)	15,305	16,627
Series R, 5.4% 7/1/10 (Escrowed to Maturity) (g)	2,680	3,031
Series B2, 5% 7/1/17 (MBIA Insured) (Escrowed to Maturity) (g)	2,950	3,128
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
New York - continued
Metro. Trans. Auth. Transit Facilities Rev.: - continued
Series C:
4.75% 7/1/16 (FSA Insured) (Pre-Refunded to 1/1/12 @ 100) (g)	$ 1,005	$ 1,109
5.125% 7/1/14 (FSA Insured) (Pre-Refunded to 1/1/12 @ 100) (g)	500	566
5.125% 7/1/14 (FSA Insured) (Pre-Refunded to 7/1/12 @ 100) (g)	1,125	1,276
New York City Gen. Oblig.:
Series A:
6% 8/1/18 (FSA Insured) (Escrowed to Maturity) (g)	4,900	4,913
7.75% 8/15/07	40	41
Series C:
5.75% 3/15/27 (FSA Insured)	4,000	4,422
6.4% 8/1/03	4,120	4,199
Series D:
6.6% 2/1/03 (Escrowed to Maturity) (g)	25	25
8% 2/1/05	2,550	2,834
New York City Indl. Dev. Agcy. Indl. Dev. Rev. (Japan Airlines Co. Ltd. Proj.) Series 1991, 6% 11/1/15 (FSA Insured) (f)	1,660	1,793
New York City Indl. Dev. Agcy. Spl. Facilities Rev. (Term. One Group Assoc. Proj.) 6% 1/1/08 (f)	500	518
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 1996 B:
5.75% 6/15/26 (MBIA Insured)	5,970	6,555
5.875% 6/15/26	1,125	1,271
Series A:
5.75% 6/15/31 (FGIC Insured)	2,625	2,887
6% 6/15/28	12,500	14,171
Series B:
5.75% 6/15/26	10,000	10,798
5.75% 6/15/26 (AMBAC Insured)	10,000	10,841
5.75% 6/15/29	56,120	60,909
5.75% 6/15/29 (MBIA Insured)	15,950	17,345
New York City Trust Cultural Resources Rev. (American Museum of Natural History Proj.) Series A, 5.65% 4/1/27 (MBIA Insured)	6,500	6,942
New York Local Govt. Assistance Corp.:
Series B, 0% 4/1/08	4,500	3,823
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
New York - continued
New York Local Govt. Assistance Corp.: - continued
Series C, 5.5% 4/1/17	$ 21,915	$ 25,119
New York State Dorm. Auth. Revs.:
(City Univ. Sys. Consolidation Proj.):
Series A, 5.75% 7/1/09	4,370	5,018
Series D:
7% 7/1/09	2,000	2,297
7% 7/1/09 (FGIC Insured)	3,780	4,356
(City Univ. Sys. Proj.) Series C, 7.5% 7/1/10 (FGIC Insured)	24,650	30,009
(State Univ. Edl. Facilities Proj.):
Series A, 5.875% 5/15/17 (FGIC Insured)	6,865	8,152
5.75% 5/15/09 (Pre-Refunded to 5/15/06 @ 102) (g)	1,465	1,686
5.95% 5/15/29 (FGIC Insured) (Pre-Refunded to 5/15/10 @ 101) (g)	13,250	15,871
(Suffolk County Judicial Facilities Proj.) Series A, 9.5% 4/15/14	690	782
New York State Envir. Facilities Corp. Clean Wtr. & Drinking Wtr. Rev. (New York City Muni. Wtr. Fin. Auth. Proj.) Series F:
4.875% 6/15/18	7,280	7,579
4.875% 6/15/20	13,900	14,313
5% 6/15/15	7,000	7,458
New York State Envir. Facilities Corp. State Wtr. Poll. Cont. Revolving Fund Rev. (New York City Muni. Wtr. Fin. Auth. Proj.):
Series 1997 E, 6% 6/15/11 (MBIA Insured)	12,150	14,319
Series D, 5.125% 6/15/19 (Escrowed to Maturity) (g)	4,930	5,156
New York State Med. Care Facilities Fin. Agcy. Rev. (Mtg. Prog.) Series E, 6.2% 2/15/15	1,500	1,650
New York State Thruway Auth. Gen. Rev. (Spl. Oblig. Cross Proj.) Series A, 0% 1/1/05	8,500	8,142
New York State Thruway Auth. State Personal Income Tax Rev. Series A, 5.5% 3/15/17	3,500	3,859
New York State Thruway Auth. Svc. Contract Rev.:
(Local Hwy. & Bridge Proj.) Series B, 5.375% 4/1/11 (MBIA Insured)	10,000	10,996
5.5% 4/1/16	7,500	8,273
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
New York - continued
New York State Urban Dev. Corp. Rev. Series C1:
5.5% 3/1/18 (FGIC Insured)	$ 1,045	$ 1,155
5.5% 3/1/20 (FGIC Insured)	2,795	3,056
Niagara Falls Gen. Oblig. (Pub. Impt. Proj.) 7.5% 3/1/18 (MBIA Insured)	500	678
Triborough Bridge & Tunnel Auth. Revs.:
(Convention Ctr. Proj.) Series E, 7.25% 1/1/10 (XL Cap. Assurance, Inc. Insured)	9,650	11,433
Series A:
4.75% 1/1/19 (Pre-Refunded to 1/1/16 @ 100) (g)	3,155	3,389
5.125% 1/1/22 (Pre-Refunded to 1/1/12 @ 100) (g)	4,550	5,153
5.25% 1/1/28 (Pre-Refunded to 7/1/22 @ 100) (g)	13,315	14,492
Series B, 5.2% 1/1/27 (FGIC Insured) (Pre-Refunded to 7/1/22 @ 100) (g)	3,000	3,246
Series SR, 5.5% 1/1/12 (Escrowed to Maturity) (g)	10,335	11,676
Series Y, 5.5% 1/1/17 (Escrowed to Maturity) (g)	19,100	22,074
Triborough Bridge & Tunnel Auth. Spl. Oblig. Series A, 5.25% 1/1/11 (FGIC Insured) (Escrowed to Maturity) (g)	3,320	3,681
		524,199
North Carolina - 4.1%
North Carolina Cap. Facilities Fin. Agcy. Rev. (Duke Univ. Proj.) Series A, 5.125% 7/1/42	13,000	13,237
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series 1993 B, 7% 1/1/08 (MBIA Insured)	6,900	8,228
Series A, 5.75% 1/1/26	4,000	4,069
Series B:
5.875% 1/1/21 (MBIA Insured)	22,725	25,166
6% 1/1/05	17,500	17,906
6% 1/1/14	11,200	11,465
7% 1/1/08	9,000	10,432
7.25% 1/1/07	8,375	9,669
Series C:
5.25% 1/1/04	1,000	1,032
5.5% 1/1/07	5,950	6,493
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
North Carolina - continued
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.: - continued
7% 1/1/07	$ 15,715	$ 17,997
Series D:
6.7% 1/1/19	5,000	5,556
6.75% 1/1/26	7,000	7,734
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
Series 1992, 7.25% 1/1/07	5,200	5,991
Series 1999 B, 6.375% 1/1/08	7,000	7,908
Series A:
5.125% 1/1/15 (MBIA Insured)	6,860	7,301
5.125% 1/1/17 (MBIA Insured)	31,350	33,089
6.25% 1/1/17 (AMBAC Insured)	2,050	2,100
		195,373
North Dakota - 0.8%
Mercer County Poll. Cont. Rev.:
(Antelope Valley Station/Basin Elec. Pwr. Coop. Proj.) 7.2% 6/30/13 (AMBAC Insured)	26,000	32,881
(Montana-Dakota Utils. Co. Proj.) 6.65% 6/1/22 (FGIC Insured)	3,750	3,843
North Dakota Bldg. Auth. Lease Rev. Series A, 5.25% 6/1/08 (FGIC Insured) (b)	1,675	1,834
		38,558
Ohio - 1.7%
Cincinnati Gen. Oblig. (Police & Firemen's Disability Proj.) 6% 12/1/35	11,000	12,400
Franklin County Hosp. Rev. 5.5% 5/1/28 (AMBAC Insured)	4,265	4,501
Hilliard School District 5.75% 12/1/24 (FGIC Insured)	4,725	5,282
Lake Local School District Stark County Series 2000, 5.75% 12/1/26 (FGIC Insured)	2,760	3,026
Montgomery County Rev. (Catholic Health Initiatives Proj.) Series A:
6% 12/1/19	10,000	10,654
6% 12/1/26	10,000	10,604
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Ohio - continued
Ohio Bldg. Auth.:
(Adult Correctional Bldg. Fund Prog.) Series 2001 A, 5.5% 10/1/08 (FSA Insured)	$ 4,000	$ 4,573
(W. Green Bldg. Proj.) Series A, 4.75% 4/1/14	15,000	15,043
Ohio Solid Waste Rev. (Waste Mgmt., Inc. Proj.) 4.85%, tender 11/1/07 (c)(f)	5,000	4,974
Ohio Wtr. Dev. Auth. Poll. Cont. Facilities Rev. (Buckeye Pwr., Inc. Proj.) 7.8% 11/1/14 (AMBAC Insured)	2,315	2,603
Richland County Hosp. Facilities (MedCentral Health Sys. Proj.) Series B, 6.375% 11/15/30	3,000	3,134
Univ. of Cincinnati Ctfs. of Prtn. 5.125% 6/1/28 (MBIA Insured)	3,750	3,837
		80,631
Oklahoma - 0.8%
Oklahoma Dev. Fin. Auth. Rev. (Saint John Health Sys. Proj.) 6% 2/15/29	15,000	15,984
Oklahoma Industries Auth. Rev. (Health Sys. Oblig. Group Proj.) Series A, 5.75% 8/15/29 (MBIA Insured)	19,750	21,589
		37,573
Oregon - 0.5%
Oregon Health Hsg. Edl. & Cultural Facilities Auth. (Lewis & Clark College Proj.) Series A:
6% 10/1/13 (MBIA Insured)	1,750	1,904
6.125% 10/1/24 (MBIA Insured)	1,000	1,090
Port Morrow Poll. Cont. Rev. (Pacific Northwest Proj.) Series A:
8% 7/15/06	385	395
8% 7/15/07	430	441
8% 7/15/08	480	493
8% 7/15/09	540	554
8% 7/15/10	605	621
8% 7/15/11	385	395
Portland Swr. Sys. Rev.:
Series 2000 A, 5.75% 8/1/18 (FGIC Insured)	3,000	3,351
5.75% 8/1/20 (FGIC Insured)	14,390	15,972
		25,216
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Pennsylvania - 2.1%
Allegheny County Arpt. Rev. (Pittsburgh Int'l. Arpt. Proj.) Series A1, 5.75% 1/1/07 (MBIA Insured) (f)	$ 6,500	$ 7,206
Allegheny County San. Auth. Swr. Rev. Series 2003:
5% 12/1/05 (MBIA Insured) (b)	2,700	2,904
5% 12/1/06 (MBIA Insured) (b)	2,840	3,095
Canon McMillan School District Series 2001 B, 5.75% 12/1/33 (FGIC Insured)	3,000	3,289
Chester County Health & Ed. Facilities Auth. Health Sys. Rev. (Jefferson Health Sys. Proj.) Series B, 5.25% 5/15/22 (AMBAC Insured)	4,400	4,587
Cumberland County Muni. Auth. Rev. (Carlisle Hosp. & Health Proj.) 6.8% 11/15/23 (Pre-Refunded to 11/15/04 @ 102) (g)	8,400	9,384
Delaware County Auth. Hosp. Rev. (Crozer-Chester Med. Ctr. Proj.) 6% 12/15/20	3,500	3,453
Delaware County Auth. Rev. (First Mtg. Riddle Village Proj.) 8.25% 6/1/22 (Escrowed to Maturity) (g)	4,330	4,828
Fox Chapel Area School District:
4.75% 8/15/09 (FSA Insured) (b)	2,980	3,214
5% 8/15/11 (FSA Insured) (b)	2,080	2,261
Northumberland County Auth. Commonwealth Lease Rev. (State Correctional Facilities Proj.) 0% 10/15/13 (MBIA Insured) (Escrowed to Maturity) (g)	11,830	7,632
Pennsylvania Convention Ctr. Auth. Rev. Series A:
6.6% 9/1/09 (MBIA Insured)	3,000	3,290
6.7% 9/1/14 (MBIA Insured)	1,500	1,647
6.7% 9/1/16 (Escrowed to Maturity) (g)	2,000	2,499
Pennsylvania Econ. Dev. Fing. Auth. Exempt Facilities Rev. (Amtrak Proj.) Series 2001 A, 6.375% 11/1/41 (f)	8,700	7,806
Pennsylvania Hsg. Fin. Agcy.:
Series 54A, 5.375% 10/1/28 (f)	955	985
8.1% 7/1/13	2,000	2,023
Philadelphia Arpt. Rev. Series 1998, 5.375% 6/15/10 (FGIC Insured) (f)	4,425	4,843
Philadelphia Muni. Auth. Rev. Series D:
6% 7/15/03	65	66
6.125% 7/15/08	4,000	4,127
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Pennsylvania - continued
Philadelphia School District:
Series 2002 A, 5.5% 2/1/31 (FSA Insured)	$ 10,700	$ 11,329
Series C, 5.75% 3/1/29 (MBIA Insured)	6,500	7,075
Philadelphia Wtr. & Wastewtr. Rev. 5% 6/15/12 (FGIC Insured)	1,515	1,533
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Series A, 4.75% 9/1/16 (FGIC Insured)	2,935	2,985
		102,061
South Carolina - 0.8%
Charleston County Gen. Oblig. 6% 6/1/13 (Pre-Refunded to 6/1/06 @ 100) (g)	2,500	2,846
Lexington County Health Svcs. District, Inc. Hosp. Rev. 6% 11/1/18 (b)	3,500	3,726
Piedmont Muni. Pwr. Agcy. Elec. Rev.:
Series B, 5.25% 1/1/11 (MBIA Insured)	8,625	9,315
5.5% 1/1/10 (MBIA Insured)	1,455	1,654
5.6% 1/1/09 (MBIA Insured)	2,945	3,361
Richland County Hosp. Facilities Rev. (Cmnty. Provider Pooled Ln. Prog.) Series A, 7.125% 7/1/17 (FSA Insured) (Escrowed to Maturity) (g)	1,500	1,923
South Carolina Jobs Econ. Dev. Auth. Hosp. Facilities Rev. (Palmetto Health Alliance Proj.) Series A, 7.375% 12/15/21	4,000	4,362
South Carolina Ports Auth. Ports Rev. 5.5% 7/1/08 (FSA Insured) (f)	3,515	3,950
South Carolina Pub. Svc. Auth. Rev. Series A:
5.75% 1/1/10 (MBIA Insured)	4,705	5,221
6.5% 1/1/08 (MBIA Insured)	3,530	4,004
		40,362
South Dakota - 0.0%
South Dakota Lease Rev. Series A, 6.625% 9/1/12 (FSA Insured)	1,000	1,228
Tennessee - 1.3%
Knox County Gen. Oblig. 4% 4/1/07 (b)	3,330	3,557
Knox County Health Edl. & Hsg. Facilities Board Hosp. Facilities Rev. (Fort Sanders Alliance Proj.) Series C:
5.75% 1/1/14 (MBIA Insured)	2,000	2,308
7.25% 1/1/10 (MBIA Insured)	2,660	3,266
Memphis Gen. Oblig. 5.25% 7/1/16	8,730	9,173
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Tennessee - continued
Memphis-Shelby County Arpt. Auth. Arpt. Rev.:
Series A:
6% 2/15/05 (MBIA Insured) (f)	$ 1,000	$ 1,074
6.25% 2/15/09 (MBIA Insured) (f)	1,500	1,725
6.25% 2/15/10 (MBIA Insured) (f)	1,000	1,148
6.25% 2/15/11 (MBIA Insured) (f)	1,415	1,640
Series B, 6.5% 2/15/09 (MBIA Insured) (f)	500	582
Metro. Govt. Nashville & Davidson County Sports Auth. Rev. (Stadium Proj.) 5.875% 7/1/21 (AMBAC Insured)	6,455	7,045
Metro. Govt. Nashville & Davidson County Wtr. & Swr. Sys. Rev. 7.7% 1/1/12 (FGIC Insured)	5,600	7,104
Shelby County Health Edl. & Hsg. Facility Board Hosp. Rev. (Methodist Health Care Proj.) 6.5% 9/1/26	22,500	23,644
		62,266
Texas - 14.6%
Arlington Gen. Oblig. Series 2001 A, 5.5% 8/15/12 (FSA Insured)	4,035	4,606
Austin Util. Sys. Rev.:
Series A, 0% 11/15/08 (MBIA Insured)	3,895	3,214
0% 11/15/09 (AMBAC Insured)	4,000	3,133
0% 5/15/10 (MBIA Insured)	7,970	6,019
0% 11/15/10 (AMBAC Insured)	4,900	3,617
Bexar Metro. Wtr. District Wtrwks. Sys. Rev. 5.375% 5/1/20 (FSA Insured)	1,660	1,767
Birdville Independent School District:
0% 2/15/11	8,665	6,269
0% 2/15/13	13,690	8,879
Board of Regents of The Univ. of Texas Sys. Permanent Univ. Fund:
5% 7/1/10	2,000	2,168
5.25% 7/1/11	7,080	7,673
Brazos River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co. Proj.):
Series 1995 B, 5.05%, tender 6/19/06 (c)(f)	5,000	4,757
Series D, 4.25%, tender 11/1/03 (c)(f)	37,000	36,296
Canyon Independent School District Series A, 5.5% 2/15/21 (b)	1,855	1,979
Cedar Hill Independent School District 0% 8/15/09	1,575	1,232
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Clint Independent School District:
5.5% 8/15/19 (b)	$ 1,055	$ 1,147
5.5% 8/15/20 (b)	1,110	1,203
5.5% 8/15/21 (b)	1,175	1,264
Conroe Independent School District:
Lot B:
0% 2/15/07	2,360	2,103
0% 2/15/08	3,000	2,550
0% 2/15/09	1,100	890
Series B, 0% 2/15/10	2,805	2,138
0% 2/15/11	1,500	1,085
Cypress-Fairbanks Independent School District:
Series A:
0% 2/15/12	20,900	14,325
0% 2/15/13	6,425	4,188
0% 2/15/14	11,465	7,002
5.25% 2/15/22	3,500	3,626
5.75% 2/15/19	4,400	4,949
5.75% 2/15/21	1,000	1,105
Dallas Fort Worth Reg'l. Arpt. Rev. Series A, 7.375% 11/1/12 (FGIC Insured)	1,000	1,087
Dallas Gen. Oblig. 4.5% 2/15/14	4,900	4,937
Dallas Hsg. Corp. Cap. Prog. Rev. (Section 8 Assorted Projs.):
7.7% 8/1/05	705	705
7.85% 8/1/13	1,000	1,001
Dallas Independent School District 0% 8/15/07	10,925	9,536
Dallas Wtrwks. & Swr. Sys. Rev. Series 2002 A, 5% 10/1/06 (b)	6,715	7,406
Edinburg Consolidated Independent School District 5.5% 2/15/30	5,025	5,278
El Paso Arpt. Rev. (El Paso Int'l. Arpt. Proj.) 5.125% 8/15/04 (FGIC Insured) (f)	1,000	1,021
El Paso Independent School District 5% 2/15/12	3,000	3,231
El Paso Property Fin. Auth. Single Family Mtg. Rev. Series A, 8.7% 12/1/18 (f)	555	567
El Paso Wtr. & Swr. Rev.:
0% 3/1/05 (MBIA Insured)	2,650	2,541
0% 3/1/06 (MBIA Insured)	3,700	3,427
Elgin Independent School District 5.25% 10/1/24	2,000	2,050
Fort Worth Gen. Oblig. Series A, 5% 3/1/07 (b)	2,490	2,747
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Frisco Independent School District 5.375% 8/15/17	$ 2,715	$ 2,971
Garland Independent School District Series A, 4% 2/15/17	5,000	4,790
Harlandale Independent School District:
5.7% 8/15/30	8,290	8,914
6% 8/15/16	2,445	2,815
Harris County Gen. Oblig.:
(Toll Road Proj.):
0% 8/1/06	4,245	3,868
0% 8/1/08	8,005	6,661
0% 10/1/06 (FGIC Insured)	7,500	6,810
0% 10/1/13 (MBIA Insured)	5,550	3,504
0% 10/1/14 (MBIA Insured)	11,000	6,571
0% 8/15/25 (MBIA Insured)	8,000	2,420
0% 8/15/28 (MBIA Insured)	5,000	1,274
Harris County Health Facilities Dev. Corp. Rev. (Saint Lukes Episcopal Hosp. Proj.) Series 2001 A:
5.375% 2/15/26	3,000	3,002
5.625% 2/15/13	4,625	4,988
Harris County Hosp. District Mtg. Rev.:
7.4% 2/15/10 (AMBAC Insured)	1,740	2,056
7.4% 2/15/10 (AMBAC Insured) (Escrowed to Maturity) (g)	1,260	1,454
Houston Arpt. Sys. Rev. Series A:
5.625% 7/1/20 (FSA Insured) (f)	2,000	2,116
5.625% 7/1/21 (FSA Insured) (f)	3,350	3,518
Houston Gen. Oblig. 5.5% 3/1/09 (FSA Insured)	10,510	11,963
Houston Independent School District:
Series A, 0% 8/15/11	6,400	4,520
0% 8/15/13	9,835	6,212
Houston Wtr. & Swr. Sys. Rev.:
Series 2000 B, 6% 12/1/20 (FGIC Insured)	2,900	3,290
Series B, 5.5% 12/1/10 (AMBAC Insured)	6,170	7,067
Series C, 0% 12/1/09 (AMBAC Insured)	3,250	2,542
Hurst Euless Bedford Independent School District:
0% 8/15/11	3,620	2,557
0% 8/15/12	5,105	3,427
0% 8/15/13	3,610	2,292
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Katy Independent School District:
Series A:
0% 2/15/07	$ 2,450	$ 2,183
5% 2/15/10	2,000	2,167
0% 8/15/11	4,170	2,950
Keller Independent School District Series A, 5.125% 8/15/25	3,000	3,031
Killeen Independent School District:
5.25% 2/15/17	2,105	2,275
5.25% 2/15/18	1,325	1,421
La Joya Independent School District 5.5% 2/15/22	8,140	8,630
Leander Independent School District 7.5% 8/15/08	300	372
Little Elm Independent School District 5.5% 8/15/21	2,540	2,726
Lower Colorado River Auth. Rev.:
0% 1/1/09 (MBIA Insured) (Escrowed to Maturity) (g)	3,000	2,463
5.25% 1/1/15 (Escrowed to Maturity) (g)	6,000	6,770
Mansfield Independent School District 5.5% 2/15/18	3,855	4,208
Mesquite Independent School District 5.375% 8/15/11	1,385	1,534
Midlothian Independent School District:
0% 2/15/07	1,935	1,724
0% 2/15/09	1,970	1,594
0% 2/15/10	1,525	1,163
Montgomery County Gen. Oblig. Series A, 5.625% 3/1/20 (FSA Insured)	3,800	4,158
Northside Independent School District 5.5% 2/15/12	3,715	4,228
Pflugerville Gen. Oblig. 5.5% 8/1/22 (AMBAC Insured) (b)	1,000	1,058
Rockwall Independent School District:
5.375% 2/15/19	1,450	1,552
5.375% 2/15/20	1,230	1,313
5.375% 2/15/21	1,560	1,653
5.625% 2/15/12	4,090	4,691
5.625% 2/15/13	1,190	1,349
5.625% 2/15/14	1,160	1,307
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Round Rock Independent School District:
Series 2001 A:
5.5% 8/1/12	$ 2,685	$ 3,063
5.5% 8/1/16	2,305	2,558
0% 2/15/08	9,800	8,329
0% 8/15/09 (MBIA Insured)	7,430	5,871
0% 8/15/10 (MBIA Insured)	10,800	8,049
0% 8/15/11 (MBIA Insured)	4,300	3,037
4.5% 8/1/17	5,575	5,620
Sabine River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co. Proj.) Series B, 5.75%, tender 11/1/11 (c)(f)	16,000	15,004
San Antonio Elec. & Gas Rev.:
Series 1991 B, 0% 2/1/05 (FGIC Insured) (Escrowed to Maturity) (g)	12,285	11,828
Series B:
0% 2/1/06 (FGIC Insured) (Escrowed to Maturity) (g)	1,295	1,211
0% 2/1/07 (FGIC Insured) (Escrowed to Maturity) (g)	10,000	9,017
0% 2/1/08 (FGIC Insured) (Escrowed to Maturity) (g)	6,340	5,474
0% 2/1/09 (FGIC Insured) (Escrowed to Maturity) (g)	7,000	5,732
0% 2/1/10 (FGIC Insured) (Escrowed to Maturity) (g)	19,000	14,640
0% 2/1/12 (FGIC Insured) (Escrowed to Maturity) (g)	7,000	4,879
5.375% 2/1/18 (FSA Insured)	5,000	5,421
5.375% 2/1/19 (FSA Insured)	6,000	6,458
San Antonio Gen. Oblig.:
Series C, 0% 8/1/06 (MBIA Insured)	1,920	1,751
5% 2/15/08	3,045	3,365
San Antonio Wtr. Sys. Rev.:
5.875% 5/15/19	3,000	3,344
6.5% 5/15/10 (MBIA Insured) (Escrowed to Maturity) (g)	440	536
6.5% 5/15/10 (MBIA Insured) (Pre-Refunded to 5/15/04 @ 100) (g)	95	102
South San Antonio Independent School District 5% 8/15/17	1,025	1,087
Southlake Gen. Oblig. Series 2000 D, 5.75% 2/15/21 (AMBAC Insured)	2,345	2,558
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) 5.5% 10/1/17 (AMBAC Insured)	$ 3,825	$ 4,224
Spring Branch Independent School District Series 2001:
5% 2/1/09	4,245	4,707
5.375% 2/1/12	2,000	2,258
5.375% 2/1/13	4,480	4,980
Spring Independent School District 4.875% 8/15/10	3,500	3,778
Tarrant County Health Facilities Dev. Corp. Hosp. Rev. 5.375% 11/15/20	5,750	5,686
Tarrant Reg'l. Wtr. District Tex Wtr. 4% 3/1/08 (FSA Insured) (b)	5,725	6,056
Texas Gen. Oblig.:
(College Student Ln. Prog.):
5% 8/1/11 (f)	7,515	8,097
5% 8/1/12 (f)	6,655	7,095
5.375% 8/1/10 (f)	6,205	6,895
5.8% 8/1/05 (f)	5,350	5,368
(Texas Pub. Fin. Auth. Proj.):
Series A, 5% 10/1/14	5,000	5,164
5.25% 10/1/11	7,150	7,742
5.75% 8/1/26	5,000	5,516
Texas Pub. Fin. Auth. Bldg. Rev.:
Series 1990:
0% 2/1/12 (MBIA Insured)	4,400	3,021
0% 2/1/14 (MBIA Insured)	6,900	4,244
0% 2/1/09 (MBIA Insured)	2,000	1,621
Texas Tpk. Auth. Central Tpk. Sys. First Tier Rev.:
5.5% 8/15/39 (AMBAC Insured)	31,400	33,308
5.75% 8/15/38 (AMBAC Insured)	22,000	24,224
Texas Tpk. Auth. Dallas North Tollway Rev. (President George Bush Tpk. Proj.) 0% 1/1/10 (AMBAC Insured)	3,000	2,298
Travis County Health Facilities Dev. Corp. Rev. (Ascension Health Cr. Prog.) Series A:
6.25% 11/15/18 (MBIA Insured)	15,550	17,450
6.25% 11/15/19 (MBIA Insured)	5,565	6,210
Trinity River Auth. Reg'l. Wastewtr. Sys. Rev.:
5.25% 8/1/08 (MBIA Insured) (b)	4,000	4,378
5.25% 8/1/12 (MBIA Insured) (b)	3,045	3,329
5.375% 8/1/13 (MBIA Insured) (b)	8,520	9,426
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Trinity River Auth. Rev. (Tarrant Cnty. Wtr. Proj.):
5.5% 2/1/19 (MBIA Insured) (b)	$ 1,665	$ 1,804
5.5% 2/1/22 (MBIA Insured) (b)	2,000	2,130
Tyler Health Facilities Dev. Corp. Hosp. Rev. (Mother Francis Hosp. Reg'l Health Care Proj.) 6% 7/1/31	6,225	6,159
United Independent School District 5.25% 8/15/22	4,340	4,524
Weatherford Independent School District:
Series 2000, 0% 2/15/25 (Pre-Refunded to 2/15/10 @ 36.782) (g)	6,155	1,757
0% 2/15/22 (Pre-Refunded to 2/15/10 @ 45.084) (g)	2,980	1,043
0% 2/15/26 (Pre-Refunded to 2/15/10 @ 34.41) (g)	2,985	797
0% 2/15/33	6,985	1,383
Wichita Falls Wtr. & Swr. Rev. Series 2001, 5.375% 8/1/24 (AMBAC Insured)	3,000	3,127
		701,573
Utah - 2.7%
Intermountain Pwr. Agcy. Pwr. Supply Rev.:
Series A:
6% 7/1/16 (AMBAC Insured)	5,640	6,460
6% 7/1/16 (AMBAC Insured) (Escrowed to Maturity) (g)	9,705	11,059
6.5% 7/1/10 (AMBAC Insured)	300	359
Series B:
5.75% 7/1/16 (MBIA Insured)	30,260	34,056
6% 7/1/16 (MBIA Insured)	29,500	33,425
Series D, 5% 7/1/21 (MBIA Insured)	12,100	12,441
Salt Lake City Hosp. Rev. (Intermountain Health Care Hosp., Inc. Proj.) Series A, 8.125% 5/15/15 (Escrowed to Maturity) (g)	2,975	3,993
Salt Lake County Hosp. Rev. (IHC Health Svcs., Inc. Proj.):
5.5% 5/15/10 (AMBAC Insured)	5,400	6,118
5.5% 5/15/11 (AMBAC Insured)	9,100	10,278
South Salt Lake City Indl. Rev. (Price Savers Wholesale Club Proj.) 9% 11/15/13	3,650	3,750
Utah Board of Regents Student Ln. Rev. Series H, 4.65% 5/1/06 (f)	5,000	5,262
		127,201
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Vermont - 0.2%
Vermont Edl. & Health Bldgs. Fing. Agcy. Rev. (Fletcher Allen Health Care Proj.) Series 2000 A, 6.125% 12/1/27 (AMBAC Insured)	$ 8,600	$ 9,829
Virginia - 0.6%
Hampton Museum Rev.:
5.25% 1/1/09	3,825	3,983
5.25% 1/1/14	4,500	4,638
Loudoun County Indl. Dev. Auth. Residential Care Facilities Rev. (Falcons Landing Proj.) Series A, 9.25% 11/1/04 (Escrowed to Maturity) (g)	525	575
Peninsula Ports Auth. Hosp. Facilities Rev. (Whittaker Memorial Hosp. Proj.) 8.7% 8/1/23 (FHA Insured)	1,500	1,848
Virginia Beach Dev. Auth. Hosp. Facilities Rev. (Virginia Beach Gen. Hosp. Proj.):
6% 2/15/12 (AMBAC Insured)	2,150	2,532
6% 2/15/13 (AMBAC Insured)	1,460	1,724
Virginia Commonwealth Trans. Board Trans. Rev. (U.S. Route 58 Corridor Dev. Prog.) Series B, 5.75% 5/15/21	10,000	11,021
Virginia Hsg. Dev. Auth. Multi-family Hsg. Rev. Series I, 5.95% 5/1/09 (f)	1,890	2,021
		28,342
Washington - 6.8%
Clark County School District #117 Camas:
5.25% 12/1/11 (FSA Insured)	3,245	3,701
5.375% 12/1/12 (FSA Insured)	3,415	3,922
Cowlitz County Pub. Util. District #1 5.25% 9/1/08 (AMBAC Insured)	2,420	2,717
Douglas County Pub. Util. District #1 Wells Hydroelectric Rev. Series A, 8.75% 9/1/18	2,790	3,507
Energy Northwest Elec. Rev.:
(#1 Proj.) Series 2001 A, 5.5% 7/1/12 (FSA Insured)	5,000	5,653
(#3 Proj.) Series B, 6% 7/1/16 (AMBAC Insured)	28,000	32,278
King County Swr. Rev. Series B, 5.125% 1/1/33 (FSA Insured)	22,390	22,741
Pierce County School District #403 Bethel Series 2001, 5.625% 12/1/14 (MBIA Insured)	2,500	2,790
Port of Seattle Gen. Oblig. 5.8% 5/1/09 (f)	4,000	4,258
Port of Seattle Passenger Facilities Charge Rev. Series B, 5% 12/1/06 (AMBAC Insured) (f)	7,930	8,601
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Washington - continued
Port of Seattle Rev.:
Series B:
5.5% 9/1/09 (FGIC Insured) (f)	$ 4,010	$ 4,354
5.6% 9/1/10 (FGIC Insured) (f)	4,230	4,571
Series D:
5.75% 11/1/13 (FGIC Insured) (f)	1,500	1,685
5.75% 11/1/14 (FGIC Insured) (f)	3,055	3,400
5.75% 11/1/16 (FGIC Insured) (f)	2,250	2,470
Seattle Muni. Lt. & Pwr. Rev. 5.5% 3/1/09 (FSA Insured)	15,000	17,046
Seattle Wtr. Sys. Rev. Series B, 5.75% 7/1/23 (FGIC Insured)	3,175	3,476
Washington Ctfs. of Prtn. (Convention & Trade Ctr. Proj.) 5% 7/1/10 (MBIA Insured)	3,495	3,809
Washington Gen. Oblig.:
Series 2000 A, 5.625% 7/1/24	5,185	5,540
Series R 97A, 0% 7/1/17	7,015	3,545
Washington Health Care Facilities Auth. Rev. (Providence Health Systems Proj.) Series A, 5.5% 10/1/12 (MBIA Insured)	5,455	6,123
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #1 Rev.:
(Bonneville Pwr. Administration Proj.) Series B, 7% 7/1/08	1,000	1,195
Series A:
7% 7/1/08	310	370
7% 7/1/08 (Escrowed to Maturity) (g)	190	232
Series B, 5.125% 7/1/13	14,600	15,532
5.75% 7/1/10 (MBIA Insured)	5,000	5,608
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #2 Rev.:
Series A:
0% 7/1/11 (MBIA Insured)	1,350	953
5.125% 7/1/11 (FSA Insured)	10,420	11,228
5.9% 7/1/04	195	207
6% 7/1/07	2,500	2,844
6% 7/1/07 (MBIA Insured)	8,500	9,725
Series C:
0% 7/1/05	16,080	15,162
0% 7/1/05 (MBIA Insured)	11,000	10,390
5.4% 7/1/12	56,550	62,466
5.55% 7/1/10 (FGIC Insured)	31,000	32,128
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Washington - continued
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #3 Rev.:
Series A, 0% 7/1/12 (MBIA Insured)	$ 4,000	$ 2,687
Series B, 0% 7/1/06 (MBIA Insured)	5,000	4,558
0% 7/1/08 (MBIA Insured)	3,000	2,496
0% 7/1/10 (MBIA Insured)	2,800	2,089
		326,057
West Virginia - 0.6%
Marshall County Poll. Cont. Rev. (Ohio Pwr. Co./Kammer Plant Proj.) Series B, 5.45% 7/1/14 (MBIA Insured)	22,650	23,505
West Virginia Wtr. Dev. Auth. Infrastructure Rev. Series A, 5.625% 10/1/26 (FSA Insured)	5,000	5,287
		28,792
Wisconsin - 0.7%
Badger Tobacco Asset Securitization Corp. 6.125% 6/1/27	6,650	6,489
Douglas County Gen. Oblig. 5.5% 2/1/19 (FGIC Insured)	3,155	3,420
Fond Du Lac School District 5.75% 4/1/16 (FGIC Insured)	3,100	3,459
Menomonee Falls Wtr. Sys. Mtg. Rev. 5.875% 12/1/16 (FSA Insured)	3,375	3,743
Wisconsin Health & Edl. Facilities Auth. Rev. (Wheaton Franciscan Svcs. Proj.) 5.75% 8/15/30	15,000	15,133
Wisconsin Hsg. & Econ. Dev. Auth. Home Ownership Rev. Series F, 5.2% 9/1/26 (f)	900	907
		33,151
Wyoming - 0.1%
Gillette Spl. Purp. Wtr. & Swr. Utils. Sys. Rev. 7.7% 12/1/10 (Escrowed to Maturity) (g)	5,290	6,652
TOTAL MUNICIPAL BONDS (Cost $4,481,517)		4,844,976
Municipal Notes - 0.3%
	Principal Amount (000s)	Value (Note 1) (000s)
Arizona - 0.3%
Mohave County Indl. Dev. Auth. Indl. Dev. Rev. (Citizens Communications Co. Proj.) Series 1993 E, 3.2% tender 1/7/03, CP mode (f)	$ 5,000	$ 5,000
Navajo County Indl. Dev. Auth. Rev. (Citizens Communications Co. Proj.) Series 1997 B, 3.4%, VRDN (c)(f)	10,500	10,500
TOTAL MUNICIPAL NOTES (Cost $15,500)		15,500
Money Market Funds - 0.1%
	Shares
Fidelity Municipal Cash Central Fund, 1.67% (d)(e) (Cost $3,200)	3,200,000	3,200
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $4,500,217)		4,863,676
NET OTHER ASSETS - (1.3)%		(62,973)
NET ASSETS - 100%		$ 4,800,703

Security Type Abbreviations
CP - COMMERCIAL PAPER
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(e) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(f) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(g) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	28.2%
Electric Utilities	18.3
Health Care	12.1
Water & Sewer	12.0
Escrowed/Pre-Refunded	8.8
Transportation	8.2
Others* (individually less than 5%)	12.4
100.0%
* Includes cash equivalents and net other assets
Purchases and sales of securities, other than short-term securities, aggregated $1,124,545,000 and $1,094,763,000, respectively.
Income Tax Information
The fund hereby designates approximately $57,907,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2002, the fund was required to defer approximately $10,553,000 of losses on futures contracts and options.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	December 31, 2002

Assets
Investment in securities, at value (cost $4,500,217) - See accompanying schedule		$ 4,863,676
Receivable for fund shares sold		1,827
Interest receivable		69,566
Other receivables		10
Total assets		4,935,079
Liabilities
Payable to custodian bank	$ 132
Payable for investments purchased on a delayed delivery basis	122,318
Payable for fund shares redeemed	4,323
Distributions payable	5,637
Accrued management fee	1,513
Other payables and accrued expenses	453
Total liabilities		134,376
Net Assets		$ 4,800,703
Net Assets consist of:
Paid in capital		$ 4,431,520
Undistributed net investment income		3,105
Accumulated undistributed net realized gain (loss) on investments		2,619
Net unrealized appreciation (depreciation) on investments		363,459
Net Assets, for 363,218 shares outstanding		$ 4,800,703
Net Asset Value, offering price and redemption price per share ($4,800,703 ÷ 363,218 shares)		$ 13.22

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2002

Investment Income
Interest		$ 240,573
Expenses
Management fee	$ 17,984
Transfer agent fees	3,533
Accounting fees and expenses	694
Non-interested trustees' compensation	16
Custodian fees and expenses	74
Registration fees	103
Audit	51
Legal	37
Miscellaneous	116
Total expenses before reductions	22,608
Expense reductions	(820)	21,788
Net investment income (loss)		218,785
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		69,756
Change in net unrealized appreciation (depreciation) on investment securities		180,155
Net gain (loss)		249,911
Net increase (decrease) in net assets resulting from operations		$ 468,696

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 218,785	$ 222,465
Net realized gain (loss)	69,756	44,330
Change in net unrealized appreciation (depreciation)	180,155	(37,819)
Net increase (decrease) in net assets resulting from operations	468,696	228,976
Distributions to shareholders from net investment income	(217,713)	(220,966)
Distributions to shareholders from net realized gain	(57,604)	(12,567)
Total distributions	(275,317)	(233,533)
Share transactions Net proceeds from sales of shares	790,439	824,631
Reinvestment of distributions	192,721	162,039
Cost of shares redeemed	(902,963)	(919,153)
Net increase (decrease) in net assets resulting from share transactions	80,197	67,517
Redemption fees	89	48
Total increase (decrease) in net assets	273,665	63,008
Net Assets
Beginning of period	4,527,038	4,464,030
End of period (including undistributed net investment income of $3,105 and undistributed net investment income of $1,709, respectively)	$ 4,800,703	$ 4,527,038
Other Information Shares
Sold	60,633	64,202
Issued in reinvestment of distributions	14,740	12,621
Redeemed	(69,130)	(71,462)
Net increase (decrease)	6,243	5,361

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2002	2001	2000 H	2000 F	1999 F	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.68	$ 12.70	$ 12.40	$ 12.07	$ 12.85	$ 12.61
Income from Investment Operations
Net investment income (loss)	.603 D	.617 D, G	.053 D	.626 D	.595	.607
Net realized and unrealized gain (loss)	.697	.011 G	.303	.337	(.773)	.320
Total from investment operations	1.300	.628	.356	.963	(.178)	.927
Distributions from net investment income	(.600)	(.613)	(.053)	(.627)	(.595)	(.607)
Distributions from net realized gain	(.160)	(.035)	(.003)	(.006)	(.007)	(.080)
Total distributions	(.760)	(.648)	(.056)	(.633)	(.602)	(.687)
Redemption fees added to paid in capital	- D	- D	-	-	-	-
Net asset value, end of period	$ 13.22	$ 12.68	$ 12.70	$ 12.40	$ 12.07	$ 12.85
Total Return B, C	10.48%	5.00%	2.87%	8.24%	(1.44)%	7.54%
Ratios to Average Net Assets E
Expenses before expense reductions	.48%	.47%	.47% A	.48%	.49%	.53%
Expenses net of voluntary waivers, if any	.48%	.47%	.47% A	.48%	.49%	.53%
Expenses net of all reductions	.46%	.43%	.42% A	.48%	.49%	.53%
Net investment income (loss)	4.62%	4.80% G	4.98% A	5.17%	4.77%	4.75%
Supplemental Data
Net assets, end of period (in millions)	$ 4,801	$ 4,527	$ 4,464	$ 4,313	$ 4,225	$ 4,634
Portfolio turnover rate	23%	27%	4% A	26%	28%	25%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

F For the year ended November 30.

G Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

H For the one month ended December 31, 2000.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

(Amounts in thousands except ratios)

For the period ended December 31, 2002

1. Significant Accounting Policies.

Spartan Municipal Income Fund (the fund) is a fund of Fidelity Municipal Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition,

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, market discount, and losses deferred due to wash sales and futures transactions.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 364,009	|
Unrealized depreciation	(6,366)
Net unrealized appreciation (depreciation)	357,643
Undistributed long-term capital gain	6,064
Total Distributable earnings	$ 363,707
Cost for federal income tax purposes	$ 4,506,033

The tax character of distributions paid during the current and prior year was as follows:

Ordinary Income	$ 217,713	$ 220,966
Long-term Capital Gains	57,604	12,567
Total	$ 275,317	$ 233,533

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .38% of the fund's average net assets.

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and shareholder servicing agent for the fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to an annual rate of .07% of average net assets.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $42 for the period.

5. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's expenses by $68 and $752, respectively.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Municipal Trust and the Shareholders of Spartan Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Municipal Income Fund (a fund of Fidelity Municipal Trust) at December 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Spartan Municipal Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1976

Trustee of Municipal Trust. Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Spartan Municipal Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (49)

Year of Election or Appointment: 1997

Vice President of Spartan Municipal Income. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (42)

Year of Election or Appointment: 2002

Vice President of Spartan Municipal Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Christine J. Thompson (44)

Year of Election or Appointment: 2000

Vice President of Spartan Municipal Income and other funds advised by FMR. Prior to her current responsibilities, Ms. Thompson managed a variety of Fidelity funds. Since joining Fidelity Investments in 1985, Ms. Thompson has worked as a senior research analyst and manager.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Spartan Municipal Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Spartan Municipal Income. Ms. Dwyer also serves as President andTreasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Spartan Municipal Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of Spartan Municipal Income. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (56)
Year of Election or Appointment: 1986 Assistant Treasurer of Spartan Municipal Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Spartan Municipal Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Spartan Municipal Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 1996

Assistant Treasurer of Spartan Municipal Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Spartan Municipal Income Fund voted to pay on February 10, 2003, to shareholders of record at the opening of business on February 7, 2003, a distribution of $.017 per share derived from capital gains realized from sales of portfolio securities .

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

During fiscal year ended 2002, 100% of the fund's income dividends was free from federal income tax, and 8.39% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
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Annual Report

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8885 Ladue Road
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150 Essex Street
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411 108th Avenue, N.E.
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1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
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Wisconsin

595 North Barker Road
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Annual Report

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Spartan®

Ohio Municipal Income
Fund

and

Fidelity ®
Ohio Municipal Money Market
Fund

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Spartan Ohio Municipal Income Fund
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Ohio Municipal Money Market Fund
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months and one year.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

U.S. Treasuries proved to be one of the best-performing investments of 2002, gaining nearly 12% for the year according to the Lehman Brothers® Treasury Index. In fact, all categories of investment-grade bonds finished the year in the plus column. Stocks, on the other hand, declined for the third consecutive year, but a strong fourth quarter left many equity investors hopeful of better things to come in 2003.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Spartan Ohio Municipal Income Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan® OH Municipal Income	9.68%	31.87%	84.94%
LB Ohio 4 Plus Year Enhanced Municipal Bond	10.33%	34.20%	n/a*
Ohio Municipal Debt Funds Average	8.01%	26.11%	77.91%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Ohio 4 Plus Year Enhanced Municipal Bond Index - a market value-weighted index of Ohio investment-grade municipal bonds with maturities of four years or more. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. The past one year Ohio municipal debt funds average represents a peer group of less than 50 mutual funds.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan OH Municipal Income	9.68%	5.69%	6.34%
LB Ohio 4 Plus Year Enhanced Municipal Bond	10.33%	6.06%	n/a*
Ohio Municipal Debt Funds Average	8.01%	4.74%	5.92%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking the arithmetic average. This may produce a different figure than that obtained by averaging cumulative total returns and annualizing the result.)

* Not available

Annual Report

Spartan Ohio Municipal Income Fund
Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Spartan® Ohio Municipal Income Fund on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Municipal Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended December 31,
	2002	2001	2000	1999	1998
Dividend returns	4.71%	4.73%	5.42%	4.48%	4.69%
Capital returns	4.97%	0.00%	6.26%	-7.31%	1.10%
Total returns	9.68%	4.73%	11.68%	-2.83%	5.79%

Total Return Components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains if any, paid by the fund, are reinvested.

Dividends and Yield

Periods ended December 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.47¢	26.39¢	52.46¢
Annualized dividend rate	4.40%	4.36%	4.43%
30-day annualized yield	3.62%	-	-
30-day annualized tax-equivalent yield	6.02%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $11.96 over the past one month, $12.01 over the past six months and $11.85 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 39.88% combined effective federal and state tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.

Annual Report

Spartan Ohio Municipal Income Fund

Fund Talk: The Manager's Overview

Market Recap

The municipal bond market - as measured by the Lehman Brothers® Municipal Bond Index - significantly outperformed the U.S. equity markets in 2002. This marks the third consecutive year munis have outperformed stocks, the first time that's happened in the 20-plus year history of the Lehman Brothers index. For the overall 12-month period that ended December 31, 2002, the muni index, which measures the performance of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds, gained 9.64%. Over the same period, the Standard & Poor's 500SM Index - a popular measure of the U.S. stock markets - declined 22.10%. Munis received a boost when the Federal Reserve Board cut interest rates 11 times in 2001, held rates steady through the first 10 months of 2002, and then initiated another reduction in early November. Muni bonds further benefited from strong demand as investors shunned stocks in response to poor corporate earnings, accounting scandals, apprehension about a possible war with Iraq and fears of a double-dip recession. They did run into some trouble late in the year when the stock market surged in October and November. While this left the Lehman Brothers index with a 0.00% return for the overall fourth quarter of 2002, the index was up more than 2.00% for the month of December.

(Portfolio Manager photograph)
An interview with Doug McGinley, Portfolio Manager of Spartan Ohio Municipal Income Fund

Q. How did the fund perform, Doug?

A. For the 12-month period ending December 31, 2002, the fund returned 9.68%. To get a sense of how the fund did relative to its competitors, the Ohio municipal debt funds average returned 8.01%, according to Lipper Inc. Additionally, the Lehman Brothers Ohio 4 Plus Year Enhanced Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 10.33%.

Q. What helped the fund outpace its Lipper peer average?

A. The fund's outperformance stemmed from a combination of factors, including our focus on high-quality securities, prudent sector selection and advantageous yield-curve positioning. Throughout 2002, our emphasis on high-quality securities helped boost performance because investors generally shied away from lower-quality bonds in response to heightened concerns about credit risk amid weak economic conditions. These factors put below-investment-grade bond prices under pretty severe pressure. In terms of sector selection, the fund's performance benefited from our focus on bonds whose revenues weren't all that sensitive to the slowing economy. For example, the fund maintained a relatively large weighting - compared to the Ohio municipal market overall - in institutions of higher education, which aided performance. Our relatively large weighting in essential services bonds also helped. Because their revenues are, by definition, essential, these bonds - such as those issued by electric, water and sewer utilities - tended to perform better than bonds backed by tax revenues. Finally, our decisions involving yield-curve exposure - meaning how we mixed short-, intermediate- and long-term bonds, also generally benefited the fund's performance.

Annual Report

Spartan Ohio Municipal Income Fund
Fund Talk: The Manager's Overview - continued

Q. Although the Ohio municipal market turned in relatively strong gains for 2002, it was quite volatile. What was your approach to that volatility?

A. Rates and bond yields spiked higher at various points when evidence pointed to a strong recovery, and then dropped on other occasions when it seemed that the economy was veering toward recession. This interest rate volatility made it very difficult for investors who positioned their portfolios based on a view of where rates were headed. Since the direction of rates is very hard to predict on a consistent basis over long periods of time, our approach is to manage the fund so that its interest rate sensitivity is in line with the Ohio municipal market overall. We'd rather concentrate our efforts on adding value in other ways without taking on the additional risk that comes with potentially incorrect interest rate calls.

Q. Were there any disappointments?

A. Probably the biggest disappointment, although it only detracted from performance in a modest way, had to do with the fund's relatively light stake in par bonds, which sell at face value. At times, par bonds were in very strong demand from individual investors and, as a result, outperformed premium and discount bonds - which sell above and below face value, respectively. Even though they periodically outperformed during the period, we tended to be very selective regarding par bonds, because they can be subject to unfavorable tax treatment in certain interest rate environments.

Q. What's your outlook for the Ohio municipal bond market?

A. The supply of Ohio municipals - which I expect to be relatively robust in 2003 - will likely put some pressure on existing bond prices. The bigger uncertainty is demand. If stocks rally, some investors may sell munis. Interest rates, of course, will be the main factor driving the market. I think it's important for shareholders to realize that with interest rates currently at such low levels, it will be difficult for nearly every type of bond - not just munis - to replicate the kinds of returns they've enjoyed over the past two years driven by declining interest rates. Since I don't forecast the direction of rates, I will continue to structure the portfolio so that it is positioned to weather any type of environment, buying bonds that our credit research indicates are undervalued with the intention of holding them until they reach their fair value.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high current tax-free income for Ohio residents by normally investing in investment-grade municipal securities whose interest is free from federal income tax and Ohio personal income tax

Fund number: 088

Trading symbol: FOHFX

Start date: November 15, 1985

Size: as of December 31, 2002, more than $435 million

Manager: Doug McGinley, since June 2002; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1994

3

Doug McGinley on Ohio's fiscal situation:

"Ohio's lawmakers face a daunting task: how to balance the state's budget amid rising costs and flagging revenues. When Governor Taft first assumed his post in 1999, Ohio was enjoying the effects of a nationwide economic boom. That's in stark contrast to how Taft begins his second term; a slumping economy has eaten away at revenues while the costs of items such as health care and homeland security have spiked. Further complicating matters is that, by the governor's own admission, one-time state revenues and budget reserves soon will be depleted. In terming the state's budget situation a ´crisis,' the governor has suggested that tax hikes, fee increases and funding cuts may be necessary. He's warned that some of the cutbacks may come at the expense of higher education and Medicaid. Many observers expect the governor to ask state lawmakers to approve new tax increases to balance the current budget - which ends June 30, 2003 - and to consider another tax increase proposal for the two-year budget that begins July 1. The resolution of current and future budget shortfalls will have a direct bearing on the credit quality of the state and the many municipal entities to which it provides funding. It's an issue I'll be watching closely in 2003."

Annual Report

Spartan Ohio Municipal Income Fund

Investment Changes

Top Five Sectors as of December 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	52.4	52.6
Water & Sewer	10.0	8.9
Education	9.7	9.8
Health Care	6.7	6.6
Electric Utilities	6.0	6.2
Average Years to Maturity as of December 31, 2002
		6 months ago
Years	14.3	14.1
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of December 31, 2002
6 months ago
Years	7.1	7.1

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of December 31, 2002	As of June 30, 2002
AAA 48.7%	AAA 52.9%
AA, A 43.1%	AA, A 40.9%
BBB 3.7%	BBB 3.4%
BB and Below 0.1%	BB and Below 0.1%
Not Rated 1.5%	Not Rated 1.6%
Short-Term Investments and Net Other Assets 2.9%	Short-Term Investments and Net Other Assets 1.1%

We have used ratings from Moody's® Investors Service, Inc. Where Moody's ratings are not available, we have used S&P ® ratings.

Annual Report

Spartan Ohio Municipal Income Fund

Investments December 31, 2002

Showing Percentage of Net Assets

Municipal Bonds - 97.1%
	Principal Amount	Value (Note 1)
Ohio - 96.0%
Adams County Valley Local School District (Adams & Highland County Proj.) 5.25% 12/1/21 (MBIA Insured)	$ 2,000,000	$ 2,086,000
Akron City Nontax Rev. Econ. Dev. Series 1997, 6% 12/1/12 (MBIA Insured)	1,250,000	1,498,738
Akron Gen. Oblig.:
(Parking Facilities Proj.) 8.75% 11/1/03	160,000	169,734
5.5% 12/1/21	2,000,000	2,135,220
Akron Wtrwks. Rev.:
4.875% 3/1/12 (MBIA Insured)	2,000,000	2,091,460
5.25% 10/1/19 (MBIA Insured)	1,450,000	1,559,475
Alliance Wtrwks. Rev. 0% 10/15/06 (FGIC Insured) (Escrowed to Maturity) (c)	765,000	698,070
Avon Lake City School District 5.5% 12/1/26 (FGIC Insured)	2,205,000	2,350,751
Bowling Green Univ. Gen. Receipts:
5.75% 6/1/11 (FGIC Insured)	1,425,000	1,643,709
5.75% 6/1/14 (FGIC Insured)	1,190,000	1,355,910
5.75% 6/1/16 (FGIC Insured)	1,250,000	1,406,950
Buckeye Local School District Jefferson County:
0% 12/1/06 (AMBAC Insured)	375,000	341,003
0% 12/1/07 (AMBAC Insured)	760,000	662,834
Buckeye Valley Local School District Delaware County Series A:
5.25% 12/1/20 (MBIA Insured)	1,000,000	1,042,530
6.85% 12/1/15 (MBIA Insured)	2,500,000	3,148,900
Butler County School District:
5.25% 12/1/15 (MBIA Insured)	1,725,000	1,909,316
5.25% 12/1/16 (MBIA Insured)	1,820,000	2,005,039
Butler County Trans. Impt. District Series 1997 A, 6% 4/1/10 (FSA Insured)	2,250,000	2,598,503
Cincinnati Gen. Oblig. (Police & Firemen's Disability Proj.) 6% 12/1/35	5,000,000	5,636,500
Cincinnati Student Ln. Fdg. Corp. Student Ln. Rev. Series A, 7.25% 2/1/08 (b)	4,000,000	4,017,360
Cincinnati Wtr. Sys. Rev.:
Series 2001, 5.5% 12/1/17	2,000,000	2,199,240
5.5% 12/1/09	2,200,000	2,530,396
Cleveland Arpt. Sys. Rev. Series A:
5.5% 1/1/08 (FSA Insured) (b)	1,500,000	1,656,675
6% 1/1/10 (FGIC Insured) (b)	2,620,000	2,767,061
Cleveland Gen. Oblig.:
5.25% 12/1/17 (FGIC Insured)	1,355,000	1,465,460
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Ohio - continued
Cleveland Gen. Oblig.: - continued
5.5% 9/1/16 (AMBAC Insured)	$ 2,000,000	$ 2,188,560
Cleveland Pub. Pwr. Sys. Rev.:
(First Mtg. Prog.):
Series A:
0% 11/15/08 (MBIA Insured)	5,480,000	4,551,030
0% 11/15/10 (MBIA Insured)	2,685,000	2,004,890
0% 11/15/11 (MBIA Insured)	2,685,000	1,900,336
Sub Series 1, 5.125% 11/15/18 (MBIA Insured)	2,000,000	2,109,520
5.25% 11/15/14 (MBIA Insured)	1,000,000	1,091,610
Cleveland Wtrwks. Rev. (First Mtg. Prog.):
Series G, 5.5% 1/1/13 (MBIA Insured)	2,450,000	2,801,306
Series H, 5.75% 1/1/16 (MBIA Insured)	45,000	49,674
Columbus Gen. Oblig.:
Series 1, 5.25% 9/15/11	2,000,000	2,089,960
Series 1999 2, 5.5% 6/15/12	4,000,000	4,543,120
County of Mahoning Fixed Rate Hosp. Rev. (Forum Health Obligated Group Proj.) Series 1997 A, 6% 11/15/32	5,000,000	4,973,250
Cuyahoga County Gen. Oblig.:
Series A:
0% 10/1/08 (MBIA Insured)	4,000,000	3,334,720
0% 10/1/09 (MBIA Insured)	4,200,000	3,330,390
0% 10/1/11 (MBIA Insured)	2,400,000	1,706,712
0% 10/1/12 (MBIA Insured)	1,505,000	1,020,601
0% 10/1/13 (MBIA Insured)	1,500,000	963,225
5.75% 12/1/11	4,350,000	5,028,035
5.75% 12/1/12	1,950,000	2,239,419
5.75% 12/1/13	2,210,000	2,526,538
5.75% 12/1/14	1,460,000	1,663,728
Delaware City School District:
0% 12/1/09 (FGIC Insured)	1,000,000	788,440
5.5% 12/1/08 (FGIC Insured)	1,400,000	1,543,584
Delaware County Gen. Oblig.:
6% 12/1/25	1,000,000	1,134,560
6.25% 12/1/20	1,250,000	1,457,588
Dublin City School District 0% 12/1/04 (AMBAC Insured)	1,930,000	1,874,821
Dublin Gen. Oblig. Series 2000 B, 6% 12/1/15	2,000,000	2,320,540
Fairborn City School District (School Impt. Proj.) 5.75% 12/1/26 (FSA Insured)	2,200,000	2,420,022
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Ohio - continued
Fairfield City School District:
(School Impt. Proj.) 5.25% 12/1/14 (FGIC Insured)	$ 2,430,000	$ 2,685,101
7.45% 12/1/14 (FGIC Insured)	1,000,000	1,310,110
Franklin County Gen. Oblig.:
5.375% 12/1/20	2,000,000	2,146,080
5.5% 12/1/15	1,225,000	1,327,104
5.5% 12/1/16	1,290,000	1,396,051
Franklin County Gen. Oblig. Rev. (Online Computer Library Ctr., Inc. Proj.) 6% 4/15/13	3,500,000	3,515,120
Franklin County Hosp. Rev.:
(Holy Cross Health Sys. Corp. Proj.) 5.875% 6/1/21	1,000,000	1,036,030
5.5% 5/1/13 (AMBAC Insured)	1,130,000	1,272,708
Gallia County Hosp. Facilities Rev. (Holzer Med. Ctr. Proj.) 5.125% 10/1/13 (AMBAC Insured)	3,000,000	3,247,620
Gateway Economic Dev. Corp. Greater Cleveland Stadium Rev. Series 1990, 6.5% 9/15/14 (b)	3,000,000	3,095,640
Greene County Swr. Sys. Rev. 0% 12/1/09 (AMBAC Insured)	775,000	611,041
Greene County Wtr. Sys. Rev. Series A, 6% 12/1/16 (FGIC Insured)	2,500,000	2,884,550
Hamilton County Gen. Oblig.:
5.25% 12/1/16	1,900,000	2,048,808
5.25% 12/1/17	2,005,000	2,152,688
Hamilton County Sales Tax Series B, 5.25% 12/1/32 (AMBAC Insured)	4,700,000	4,859,753
Hamilton County Swr. Sys. Rev. (Metro. Swr. District Proj.) Series A, 5.75% 12/1/25 (MBIA Insured)	6,000,000	6,570,660
Hilliard School District:
Series A, 5% 12/1/20 (FGIC Insured)	1,000,000	1,032,040
0% 12/1/11 (FGIC Insured)	3,720,000	2,628,329
5.75% 12/1/28 (FGIC Insured)	3,005,000	3,316,168
Indian Hill Exempt Village School District Hamilton County:
5.25% 12/1/13	2,115,000	2,350,526
5.25% 12/1/14	1,275,000	1,403,788
Kings Local School District 6.1% 12/1/25	6,800,000	7,760,568
Lake Local School District Stark County Series 2000, 5.75% 12/1/26 (FGIC Insured)	2,780,000	3,047,964
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Ohio - continued
Lakewood Gen. Oblig.:
Series A, 6.6% 12/1/11	$ 1,630,000	$ 1,994,761
6.6% 12/1/08	1,525,000	1,825,303
Lakota Local School District:
0% 12/1/04	730,000	708,465
0% 12/1/05	690,000	649,214
0% 12/1/06	650,000	590,616
0% 12/1/07	610,000	531,499
Licking Heights Local School District (Facilities Construction & Impt. Proj.) Series A, 5.5% 12/1/24 (FGIC Insured)	2,400,000	2,556,672
Lima Swr. Sys. Rev. Impt. 6.3% 12/1/12 (AMBAC Insured)	2,500,000	2,560,350
Lorain County 5.5% 12/1/22 (FGIC Insured)	2,985,000	3,212,606
Lowellville San. Swr. Sys. Rev. (Browning-Ferris Industries, Inc. Proj.) 7.25% 6/1/06 (b)	600,000	603,210
Lucas County Hosp. Rev. (Promedia Health Care Oblig. Group Proj.):
5.375% 11/15/23 (AMBAC Insured)	5,000,000	5,219,750
5.625% 11/15/12 (AMBAC Insured)	2,000,000	2,246,860
5.625% 11/15/13 (AMBAC Insured)	1,200,000	1,336,524
Marion County Hosp. Impt. Rev. (Cmnty. Hosp. Proj.):
5.8% 5/15/03	1,825,000	1,846,316
6.1% 5/15/06	1,000,000	1,079,350
Medina City School District 5.25% 12/1/28 (FGIC Insured)	11,175,000	11,525,895
Montgomery County Gen. Oblig. 5.5% 12/1/25	2,235,000	2,372,654
Montgomery County Rev. (Catholic Health Initiatives Proj.) Series A:
6% 12/1/19	2,000,000	2,130,740
6% 12/1/26	3,000,000	3,181,320
Montgomery County Solid Waste Rev. 6% 11/1/05 (MBIA Insured)	1,940,000	2,168,086
Newark Gen. Oblig. (Wtr. Sys. Impt. Proj.) 0% 12/1/07 (AMBAC Insured)	455,000	396,828
Ohio Air Quality Dev. Auth. Rev.:
(Columbus & Southern Pwr. Co. Proj.) Series A, 6.375% 12/1/20 (FGIC Insured)	3,000,000	3,072,600
(Dayton Pwr. & Lt. Co. Proj.) 6.1% 9/1/30	4,000,000	4,059,120
(Pennsylvania Pwr. Co. Proj.) 3.85%, tender 7/1/03 (a)	3,000,000	3,006,570
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Ohio - continued
Ohio Bldg. Auth.:
(Administration Bldg. Fund Prog.):
Series 1999 A, 5.25% 10/1/11	$ 2,155,000	$ 2,393,817
Series A:
4.75% 10/1/17	1,000,000	1,030,670
4.875% 10/1/10	1,000,000	1,062,650
(Adult Correctional Bldg. Fund Prog.):
Series 1999 A, 5.5% 10/1/11	3,325,000	3,753,659
Series 2001 A:
5.5% 10/1/09 (FSA Insured)	10,550,000	12,113,299
5.5% 10/1/12 (FSA Insured)	1,000,000	1,141,640
Series A:
5.25% 10/1/17	1,000,000	1,072,160
5.75% 4/1/11	2,865,000	3,302,400
(Juvenile Correctional Bldg. Fund Prog.) 5.5% 4/1/12	2,960,000	3,365,194
(Sports Facilities Bldg. Fund Prog.) Series 1999 A, 5.25% 10/1/12	2,940,000	3,237,175
(W. Green Bldg. Proj.) Series A, 4.75% 4/1/14	4,620,000	4,633,167
Ohio Cap. Corp. for Hsg. Multi-family Rev. Series A, 7.5% 1/1/24	330,000	330,647
Ohio Gen. Oblig.:
(College Savings Prog.):
0% 8/1/09	2,290,000	1,826,275
0% 8/1/10	2,000,000	1,509,460
0% 8/1/14	1,375,000	842,600
6.65% 8/1/05	3,000,000	3,376,620
(Common Schools Proj.) Series A, 5.5% 9/15/16	11,060,000	12,292,962
(Higher Ed. Cap. Facilities Proj.) Series A, 5.375% 8/1/16	2,930,000	3,225,491
(Infrastructure Impt. Proj.) 6.65% 9/1/09	1,000,000	1,168,470
(Mental Health Cap. Facilities Proj.):
Series 2001 B, 5% 6/1/09	1,925,000	2,151,245
Series IIA, 5.25% 6/1/17	2,670,000	2,899,780
Series IIB, 5.5% 6/1/15	1,265,000	1,403,366
(Parks & Recreation Cap. Facilities Proj.) Series 2001 IIA, 5.5% 12/1/13	2,020,000	2,267,531
Ohio Higher Edl. Facilities Rev. (Case Western Reserve Univ. 2002 Proj.):
Series B, 6.5% 10/1/20	2,250,000	2,827,103
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Ohio - continued
Ohio Higher Edl. Facilities Rev. (Case Western Reserve Univ. 2002 Proj.): - continued
Series C, 5.125% 10/1/17	$ 2,985,000	$ 3,156,041
6% 10/1/14	1,500,000	1,804,980
6.125% 10/1/15	2,000,000	2,431,700
6.25% 10/1/16	2,500,000	3,086,725
Ohio Higher Edl. Facility Commission Rev.:
(Case Western Reserve Univ. Proj.) Series A, 6% 7/1/06	1,375,000	1,555,840
(Denison Univ. Proj.):
5.3% 11/1/21	3,775,000	3,917,808
5.5% 11/1/14	1,000,000	1,125,040
(Oberlin College Proj.) 5% 10/1/29	2,000,000	2,012,660
Ohio Hsg. Fin. Agcy. Mtg. Rev. (Residential Proj.):
Series B2, 5.375% 9/1/19 (b)	1,760,000	1,775,330
Series C, 4.9% 9/1/26 (b)	780,000	785,741
Ohio Poll. Cont. Rev. (Standard Oil Co. Proj.) 6.75% 12/1/15	3,100,000	3,845,209
Ohio Pub. Facilities Commission Rev. (Mental Health Cap. Facilities Proj.) Series 2000 IIA, 5.375% 6/1/14	2,200,000	2,441,076
Ohio Solid Waste Rev. (Waste Mgmt., Inc. Proj.) 4.85%, tender 11/1/07 (a)(b)	3,000,000	2,984,280
Ohio Tpk. Commission Tpk. Rev.:
Series A:
5.5% 2/15/21 (FGIC Insured)	5,000,000	5,648,250
6% 2/15/06 (FSA Insured)	1,000,000	1,122,840
5.5% 2/15/26	3,700,000	3,915,858
Ohio Univ. Gen. Receipts:
Series 2002 A, 5.125% 12/1/31	4,000,000	4,093,160
Series A, 5.8% 12/1/29	3,300,000	3,648,678
Ohio Wtr. Dev. Auth. Poll. Cont. Facilities Rev.:
(Cleveland Elec. Illuminating Co. Proj.) Series A, 3.4%, tender 10/1/04 (a)	2,000,000	2,012,360
(Toledo Edison Co. Proj.) Series B, 4.5%, tender 9/1/05 (a)	2,000,000	2,000,000
(Wtr. Cont. Ln. Fund Prog.):
State Match Series, 6.5% 12/1/05 (MBIA Insured)	2,385,000	2,703,493
Wtr. Quality Series 5.625% 6/1/06 (MBIA Insured)	1,035,000	1,137,320
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Ohio - continued
Ohio Wtr. Dev. Auth. Rev.:
(Drinking Wtr. Fund Prog.) Series 2002, 5.5% 12/1/21	$ 4,040,000	$ 4,408,771
(Fresh Wtr. Impt. Proj.):
Series B, 5.5% 6/1/16 (FSA Insured)	1,560,000	1,797,182
5.375% 12/1/17	135,000	148,476
5.375% 12/1/19	3,000,000	3,255,480
(Pure Wtr. Proj.):
Series I, 6% 12/1/16 (AMBAC Insured) (Escrowed to Maturity) (c)	1,685,000	1,988,014
5.5% 12/1/18 (AMBAC Insured)	800,000	818,840
Ohio Wtr. Dev. Auth. Solid Waste Disp. Rev. (North Star BHP Steel/Cargill Proj.) 6.3% 9/1/20 (b)	6,350,000	6,618,923
Ohio Wtr. Dev. Auth. Wtr. Poll. Cont. Rev. 5.25% 6/1/10	3,090,000	3,498,467
Olentangy Local School District (School Facilities Construction & Impt. Proj.) Series A:
5.25% 12/1/15	1,205,000	1,318,391
5.25% 12/1/17	1,335,000	1,441,386
Ottawa County San. Swr. Sys. Rev. (Danbury Proj.) 0% 10/1/06 (AMBAC Insured)	1,445,000	1,319,343
Pickerington Local School District:
5.25% 12/1/20 (FGIC Insured)	5,000,000	5,307,600
5.8% 12/1/09 (FGIC Insured)	1,000,000	1,170,090
Plain Local School District 6% 12/1/25 (FGIC Insured)	990,000	1,119,027
Richland County Hosp. Facilities (MedCentral Health Sys. Proj.) Series B:
6.375% 11/15/22	1,500,000	1,575,015
6.375% 11/15/30	1,000,000	1,044,830
Scioto County Marine Term. Facilities Rev. (Norfolk Southern Corp. Proj.) 5.3% 8/15/13	3,000,000	3,068,130
South-Western City School District Franklin & Pickway County Series A, 6.2% 12/1/06 (AMBAC Insured)	1,000,000	1,038,580
Springboro Cmnty. City School District 0% 12/1/06 (AMBAC Insured)	915,000	832,046
Swanton Local School District 5.25% 12/1/21 (FGIC Insured)	3,415,000	3,616,246
Toledo Gen. Oblig. 7.625% 12/1/04 (AMBAC Insured)	1,000,000	1,115,460
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Ohio - continued
Univ. of Cincinnati Ctfs. of Prtn.:
5.5% 6/1/11 (MBIA Insured)	$ 1,045,000	$ 1,188,405
5.5% 6/1/12 (MBIA Insured)	1,315,000	1,485,766
5.5% 6/1/15 (MBIA Insured)	1,000,000	1,109,500
Warren County Gen. Oblig.:
Swr. Impt. (P&G Co./Lower Miami Proj.) 5.5% 12/1/16	1,455,000	1,561,957
6.1% 12/1/12	500,000	581,585
6.65% 12/1/11	465,000	545,496
Westerville City School District:
Series 2001, 5.5% 12/1/13 (MBIA Insured)	1,250,000	1,409,613
5.5% 12/1/14 (MBIA Insured)	1,430,000	1,598,354
		417,619,512
Puerto Rico - 1.1%
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev. Series Y, 5.5% 7/1/36 (FSA Insured)	1,000,000	1,099,020
Puerto Rico Commonwealth Infrastructure Fing. Auth. Series 2000 A, 5.5% 10/1/40 (Escrowed to Maturity) (c)	3,500,000	3,787,280
		4,886,300
TOTAL INVESTMENT PORTFOLIO - 97.1% (Cost $392,494,665)	422,505,812
NET OTHER ASSETS - 2.9%	12,551,587
NET ASSETS - 100%	$ 435,057,399
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	52.4%
Water & Sewer	10.0
Education	9.7
Health Care	6.7
Electric Utilities	6.0
Others* (individually less than 5%)	15.2
100.0%
*Includes net other assets
Purchases and sales of securities, other than short-term securities, aggregated $85,416,810 and $77,671,408, respectively.
Income Tax Information
The fund hereby designates approximately $3,179,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

During the fiscal year ended December 31, 2002, 100.00% of the fund's income dividends was free from federal income tax, and 6.37% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Ohio Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002
Assets
Investment in securities, at value (cost $392,494,665) - See accompanying schedule		$ 422,505,812
Cash		9,951,547
Receivable for fund shares sold		54,852
Interest receivable		3,560,097
Other receivables		6,152
Total assets		436,078,460

Liabilities
Payable for fund shares redeemed	$ 364,420
Distributions payable	454,748
Accrued management fee	136,597
Other payables and accrued expenses	65,296
Total liabilities		1,021,061

Net Assets		$ 435,057,399
Net Assets consist of:
Paid in capital		$ 404,704,488
Undistributed net investment income		140,984
Accumulated undistributed net realized gain (loss) on investments		200,780
Net unrealized appreciation (depreciation) on investments		30,011,147
Net Assets, for 36,160,079 shares outstanding		$ 435,057,399
Net Asset Value, offering price and redemption price per share ($435,057,399 ÷ 36,160,079 shares)		$ 12.03

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Ohio Municipal Income Fund
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2002
Investment Income
Interest		$ 20,859,090
Expenses
Management fee	$ 1,604,698
Transfer agent fees	326,357
Accounting fees and expenses	135,741
Non-interested trustees' compensation	1,478
Custodian fees and expenses	7,130
Registration fees	25,135
Audit	31,196
Legal	4,133
Miscellaneous	12,340
Total expenses before reductions	2,148,208
Expense reductions	(64,180)	2,084,028
Net investment income (loss)		18,775,062
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	4,292,305
Futures contracts	35,082
Total net realized gain (loss)		4,327,387
Change in net unrealized appreciation (depreciation) on investment securities		15,619,238
Net gain (loss)		19,946,625
Net increase (decrease) in net assets resulting from operations		$ 38,721,687

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 18,775,062	$ 18,559,012
Net realized gain (loss)	4,327,387	135,913
Change in net unrealized appreciation (depreciation)	15,619,238	(490,835)
Net increase (decrease) in net assets resulting from operations	38,721,687	18,204,090
Distributions to shareholders from net investment income	(18,686,297)	(18,490,652)
Distributions to shareholders from net realized gain	(2,874,270)	-
Total distributions	(21,560,567)	(18,490,652)
Share transactions Net proceeds from sales of shares	73,548,628	81,284,464
Reinvestment of distributions	15,418,496	13,010,002
Cost of shares redeemed	(70,428,334)	(75,721,218)
Net increase (decrease) in net assets resulting from share transactions	18,538,790	18,573,248
Redemption fees	4,768	14,127
Total increase (decrease) in net assets	35,704,678	18,300,813

Net Assets
Beginning of period	399,352,721	381,051,908
End of period (including undistributed net investment income of $140,984 and undistributed net investment income of $50,488, respectively)	$ 435,057,399	$ 399,352,721
Other Information Shares
Sold	6,209,617	6,963,354
Issued in reinvestment of distributions	1,298,102	1,115,578
Redeemed	(5,947,963)	(6,504,487)
Net increase (decrease)	1,559,756	1,574,445

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 11.54	$ 11.54	$ 10.86	$ 11.74	$ 11.72
Income from Investment Operations
Net investment income (loss)	.527 B	.542 B,D	.552 B	.536	.538
Net realized and unrealized gain (loss)	.568	(.002) D	.681	(.857)	.125
Total from investment operations	1.095	.540	1.233	(.321)	.663
Distributions from net investment income	(.525)	(.540)	(.553)	(.536)	(.538)
Distributions from net realized gain	(.080)	-	-	(.011)	(.105)
Distributions in excess of net realized gain	-	-	-	(.012)	-
Total distributions	(.605)	(.540)	(.553)	(.559)	(.643)
Redemption fees added to paid in capital	- B	- B	-	-	-
Net asset value, end of period	$ 12.03	$ 11.54	$ 11.54	$ 10.86	$ 11.74
Total Return A	9.68%	4.73%	11.68%	(2.83)%	5.79%
Ratios to Average Net Assets C
Expenses before expense reductions	.51%	.51%	.52%	.52%	.55%
Expenses net of voluntary waivers, if any	.51%	.51%	.52%	.52%	.55%
Expenses net of all reductions	.49%	.46%	.46%	.51%	.55%
Net investment income (loss)	4.45%	4.64% D	4.99%	4.71%	4.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 435,057	$ 399,353	$ 381,052	$ 352,973	$ 396,166
Portfolio turnover rate	19%	17%	28%	14%	19%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Ohio Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.

Cumulative Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® OH Municipal Money Market	1.13%	14.02%	31.45%
Ohio Tax-Free Money Market Funds Average	0.94%	13.50%	30.45%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can also compare the fund's performance to the performance of mutual funds tracked by iMoneyNet, Inc. and grouped by similar objectives. The past one year Ohio tax-free money market funds average represents a peer group of less than 50 mutual funds.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity OH Municipal Money Market	1.13%	2.66%	2.77%
Ohio Tax-Free Money Market Funds Average	0.94%	2.56%	2.69%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Fidelity Ohio Municipal Money Market Fund
Performance - continued

Yields

	12/30/02	9/30/02	7/1/02	4/1/02	12/31/01

Fidelity Ohio Municipal Money Market Fund	1.17%	1.25%	1.02%	1.22%	1.52%

Ohio Tax-Free Money Market Funds Average	0.88%	1.09%	0.90%	1.05%	1.16%

Ohio Municipal Money Market Tax-equivalent	1.94%	2.07%	1.69%	2.04%	2.52%

Portion of fund's income subject to state taxes	0.00%	0.06%	0.04%	7.41%	2.15%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the Ohio tax-free money market funds average as tracked by iMoneyNet, Inc. or you can look at the fund's tax-equivalent yield, which is based on a combined effective federal and state income tax rate of 39.88%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to states taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. And there is no assurance that a money fund will maintain a $1 share price.

3

Annual Report

Fidelity Ohio Municipal Money Market Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
Note to shareholders: Michael Marchese became Portfolio Manager of Fidelity Ohio Municipal Money Market Fund on September 1, 2002.

Q. Mike, what was the investment environment like during the 12 months that ended December 31, 2002?

A. After having pursued a very aggressive program in 2001 of cutting short-term interest rates in order to stimulate economic growth, the Federal Reserve Board kept rates unchanged during the first 10 months of the period. During that time frame, the economic backdrop was mixed. Consumers kept spending steadily, but businesses were unwilling to expand. With the threat of war with Iraq and stock market volatility inhibiting a quick recovery, the Fed felt compelled to cut the rate banks charge each other for overnight loans - known as the fed funds target rate - by 0.50 percentage points in November. By doing so, the Fed lowered the rate to 1.25%, its lowest level in 40 years.

Q. What was the condition of Ohio's fiscal health in 2002?

A. The negative impact of the national recession on Ohio was compounded by the state's high concentration of manufacturing-related activity. Economic softness caused revenues - primarily from sales and income taxes - to come in lower than expected. To deal with this budget imbalance, the state of Ohio tapped its reserve funds, increased taxes on cigarettes and redirected money from the settlement of tobacco liability lawsuits that had been earmarked originally for school construction projects. In addition, the state government cut expenses for virtually all state agencies in order to help balance the budget. Going forward, Ohio may experience additional shortfalls over the near term. However, the state is expected to maintain a very strong credit rating over the long term.

Q. What was the fund's strategy?

A. We took a cautious approach. Given the economy's effect on many issuers in our market, our research team remained particularly diligent with respect to the initial credit analysis of each obligation and the surveillance of each credit. In addition, we kept the fund's average maturity relatively short during most of the year - because longer-term securities offered very little yield advantage over shorter-term alternatives - while moving toward a more neutral positioning at year end. Within this context, we looked for investments that offered the best relative value, while taking advantage of periodic cash-flow technicals - meaning factors of supply and demand that influenced yields - to maximize fund performance.

Q. How did the fund perform?

A. The fund's seven-day yield on December 31, 2002, was 1.19%, compared to 1.52% 12 months ago. The more recent seven-day yield was the equivalent of a 1.97% taxable rate of return for Ohio investors in the 39.88% combined state and federal income tax bracket. The fund's returns reflect that a portion of the fund's income was subject to state taxes. Through December 31, 2002, the fund's 12-month total return was 1.13%, compared to 0.94% for the Ohio tax-free money market funds average, according to iMoneyNet, Inc.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook, Mike?

A. The November rate cut - combined with probable congressional action to cut taxes and increase spending - should help encourage economic growth. Even if this growth materializes, I believe that interest rates will likely remain low for an extended period of time, given the Fed's accommodative stance. Two important issues will be whether or not we see military action in Iraq or additional domestic terrorist attacks, either of which could further shake consumer confidence. Given this underlying uncertainty, I expect municipal yields to remain low, and I anticipate continuing to pursue a conservative approach. Furthermore, cash flows into our market from investors seeking the relative security provided by money market funds could at times cause short-term muni rates to decline, while the significant glut of expected new supply could cause rates to rise. I intend to take advantage of the opportunities that these technical factors should provide.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high current tax-free income while maintaining a stable $1 share price by investing in high-quality, short-term municipal money market securities whose interest is free from federal income tax and Ohio individual income tax

Fund number: 419

Trading symbol: FOMXX

Start date: August 29, 1989

Size: as of December 31, 2002, more than $652 million

Manager: Michael Marchese, since September 2002; manager, various Fidelity and Spartan municipal money market funds; joined Fidelity in 1990

3

Annual Report

Fidelity Ohio Municipal Money Market Fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 12/31/02	% of fund's investments 6/30/02	% of fund's investments 12/31/01
0 - 30	75.6	81.7	76.3
31 - 90	3.8	5.5	3.1
91 - 180	11.0	6.3	10.1
181 - 397	9.6	6.5	10.5
Weighted Average Maturity
	12/31/02	6/30/02	12/31/01
Fidelity Ohio Municipal Money Market Fund	51 Days	37 Days	49 Days
Ohio Tax-Free Money Market Funds Average *	49 Days	50 Days	48 Days
Asset Allocation (% of fund's net assets)
As of December 31, 2002	As of June 30, 2002
Variable Rate Demand Notes (VRDNs) 75.2%	Variable Rate Demand Notes (VRDNs) 77.2%
Commercial Paper (including CP Mode) 0.8%	Commercial Paper (including CP Mode) 0.0%
Tender Bonds 3.5%	Tender Bonds 2.7%
Municipal Notes 19.2%	Municipal Notes 17.2%
Other Investments 1.1%	Other Investments 1.5%
Net Other Assets 0.2%	Net Other Assets 1.4%

*Source: iMoneyNet, Inc.

Annual Report

Fidelity Ohio Municipal Money Market Fund

Investments December 31, 2002

Showing Percentage of Net Assets

Municipal Securities - 99.8%
	Principal Amount	Value (Note 1)
Ohio - 99.8%
Allen County Economic Dev. Rev. Bonds (Young Men's Christian Assoc. of Lima Ohio Proj.) Series 1998, 4.6%, tender 4/15/03, LOC Nat'l. City Bank (a)	$ 3,000,000	$ 3,026,453
American Muni. Pwr. BAN (Cleveland Pub. Pwr. Co. Proj.) 1.55% 8/21/03	2,330,000	2,330,000
Ashtabula County Indl. Dev. Rev.:
(Plasticolors, Inc. Proj.) Series 1996 A, 1.8%, LOC Key Bank NA, VRDN (a)(b)	2,020,000	2,020,000
(Zehro Plastics, Inc. Proj.) Series 1999, 1.65%, LOC Bank One NA, Michigan, VRDN (a)(b)	4,800,000	4,800,000
Bedford Heights Indl. Dev. Rev. (Olympic Steel Proj.) Series 1989, 1.7%, LOC Nat'l. City Bank, VRDN (a)(b)	400,000	400,000
Blue Ash Gen. Oblig. BAN:
1.94% 5/20/03	6,500,000	6,509,634
Bowling Green Gen. Oblig. BAN 2% 9/4/03	4,150,000	4,170,733
Butler County School District BAN:
1.75% 10/16/03	1,275,000	1,275,000
2.1% 9/24/03	1,090,000	1,094,453
Butler County Trans. Impt. District Participating VRDN Series PT 1460, 1.58% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(c)	5,120,000	5,120,000
Cambridge Hosp. Facilities Rev. Bonds (Southeastern Reg'l. Med. Ctr. Proj.) 1.95%, tender 2/4/03, LOC Nat'l. City Bank (a)	5,615,000	5,615,000
Cincinnati City School District:
Bonds 2% 6/1/03 (FSA Insured)	1,115,000	1,117,888
Participating VRDN 1.62% (Liquidity Facility JPMorgan Chase Bank) (a)(c)	3,900,000	3,900,000
Cincinnati Student Ln. Fdg. Corp. Student Ln. Rev.:
Series 1998 A1, 1.6% (Liquidity Facility Sallie Mae), VRDN (a)(b)	1,000,000	1,000,000
Series 1998 A2, 1.6% (Liquidity Facility Sallie Mae), VRDN (a)(b)	6,500,000	6,500,000
Clark County Health Care Facilities Rev. (The Ohio Masonic Home Proj.) 1.62% (AMBAC Insured), VRDN (a)	5,700,000	5,700,000
Clermont County Indl. Dev. Rev. (American Micro Products Proj.) 1.8%, LOC U.S. Bank NA, Cincinnati, VRDN (a)(b)	3,000,000	3,000,000
Cleveland Arpt. Sys. Rev. Participating VRDN Series SGA 126, 1.62% (Liquidity Facility Societe Generale) (a)(c)	10,685,000	10,685,000
Cleveland Wtrwks. Rev. Bonds Series Merlots 01 A24, 1.5%, tender 11/12/03 (Liquidity Facility Wachovia Bank NA) (a)(c)(d)	4,020,000	4,020,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Ohio - continued
Columbus Gen. Oblig. Participating VRDN Series MS 01 585, 1.6% (Liquidity Facility Morgan Stanley) (a)(c)	$ 5,175,000	$ 5,175,000
Cuyahoga County Civic Facilities Rev. (Fairfax Dev. Corp. Proj.) 1.65%, LOC Key Bank NA, VRDN (a)	4,850,000	4,850,000
Cuyahoga County Health Care Facilities Rev. (Althenheim Proj.) 1.67%, LOC U.S. Bank NA, Cincinnati, VRDN (a)	6,905,000	6,905,000
Cuyahoga County Hosp. Rev. (Cleveland Clinic Foundation Prog.):
Series 1997 D, 1.8% (Liquidity Facility Bank of America NA), VRDN (a)	100,000	100,000
Series 1998 A, 1.65% (Liquidity Facility JPMorgan Chase Bank), VRDN (a)	24,000,000	23,999,998
Cuyahoga County Indl. Dev. Rev.:
(Progressive Plastics, Inc. Proj.) 1.8%, LOC Bank One NA, VRDN (a)(b)	1,665,000	1,665,000
(Pubco Corp. Proj.) Series 2001, 1.75%, LOC Nat'l. City Bank, VRDN (a)(b)	3,430,000	3,430,000
(The Great Lakes Brewing Co. Proj.) Series 1997, 1.77%, LOC Huntington Nat'l. Bank, Columbus, VRDN (a)(b)	4,725,000	4,725,000
Dayton Gen. Oblig. BAN:
2% 5/29/03	1,150,000	1,153,028
2% 12/18/03	4,250,000	4,278,237
Delaware County Health Care Facilities (Willow Brook Christian Cmnty. Proj.) Series 1999, 1.67%, LOC Huntington Nat'l. Bank, Columbus, VRDN (a)	4,075,000	4,075,000
Elyria Gen. Oblig. BAN 2% 12/4/03	5,200,000	5,228,374
Erie County Multi-family Hsg. Rev. (Providence Residential Comnty. Corp. Proj.) Series 1999 A, 1.67%, LOC Bank One NA, VRDN (a)	10,435,000	10,435,000
Fairborn Gen. Oblig. BAN 2.5% 7/17/03	2,500,000	2,511,550
Fairfield County Gen. Oblig. BAN 2.25% 5/21/03	3,000,000	3,007,031
Franklin County Econ. Dev. Rev. (Hopkins Printing, Inc. Proj.) 1.75%, LOC Nat'l. City Bank, VRDN (a)(b)	2,100,000	2,100,000
Franklin County Indl. Dev. Rev. (Inland Products, Inc. Proj.) 1.75%, LOC PNC Bank NA, Pittsburgh, VRDN (a)(b)	100,000	100,000
Franklin County Multi-family Rev. (Golf Pointe Apts. Proj.) Series 2000 A, 1.68%, LOC Lasalle Bank NA, VRDN (a)(b)	6,800,000	6,800,000
Geauga County Gen. Oblig. BAN 1.95% 3/6/03	1,400,000	1,400,603
Geauga County Health Care Facilities Rev.:
(Heather Hill Lifecare Proj.) 1.62%, LOC Bank One NA, VRDN (a)	9,955,000	9,955,000
(Montefiore Hsg. Corp. Proj.) Series 2001, 1.65%, LOC Key Bank NA, VRDN (a)	6,000,000	6,000,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Ohio - continued
Greene County Gen. Oblig. BAN Series 2002 A, 2% 2/28/03	$ 1,870,000	$ 1,871,022
Hamilton County Health Care Facilities Rev. 1.65%, LOC Fifth Third Bank, Cincinnati, VRDN (a)	4,250,000	4,250,000
Hamilton County Indl. Dev. Rev. (Metro Containers, Inc. Proj.) 1.8%, LOC Bank One NA, VRDN (a)(b)	470,000	470,000
Hamilton County Swr. Sys. Rev. Participating VRDN Series MSDW 00 272, 1.6% (Liquidity Facility Morgan Stanley) (a)(c)	6,435,000	6,435,000
Independence Local School District BAN 2.5% 4/14/03	3,500,000	3,503,669
Kenston Local School District BAN 2% 5/21/03	6,500,000	6,519,736
Kettering City School District BAN 2% 6/25/03	6,000,000	6,024,333
Kettering Indl. Dev. Rev. (Millat Industries Corp. Proj.) 1.75%, LOC Nat'l. City Bank, VRDN (a)(b)	3,640,000	3,640,000
Lake County Indl. Dev. Rev.:
(American Bus. Co. Proj.) 1.77%, LOC Huntington Nat'l. Bank, Columbus, VRDN (a)(b)	1,105,000	1,105,000
(Norshar Co. Proj.) 1.8%, LOC Bank One NA, VRDN (a)(b)	3,110,000	3,110,000
Lakewood Gen. Oblig. BAN 2.5% 5/16/03	1,300,000	1,302,116
Lorain County Independent Living Facilities Rev. (Elyria United Methodist Village Proj.) 1.62%, LOC Bank One NA, VRDN (a)	6,640,000	6,640,000
Lucas County Multi-family Rev. (Lakewoods Proj.) 1.8%, LOC Key Bank NA, VRDN (a)(b)	4,000,000	4,000,000
Mayfield Heights Gen. Oblig. BAN 2% 2/6/03	3,400,000	3,401,153
Medina County Indl. Dev. Rev.:
(Firedex, Inc. Proj.) Series 1997, 1.8%, LOC Key Bank NA, VRDN (a)(b)	955,000	955,000
(Rembond Proj.) Series 1996, 1.8%, LOC U.S. Bank NA, Cincinnati, VRDN (a)(b)	2,215,000	2,215,000
Miamisburg Gen. Oblig. BAN 2.35% 6/26/03	2,640,000	2,647,621
Montgomery County Health Care Facilities Rev.:
(Eastway Corp. & Property Resource Proj.) Series 1997, 1.77%, LOC Huntington Nat'l. Bank, Columbus, VRDN (a)(b)	2,765,000	2,765,000
(Kettering Affiliated Proj.) 1.7%, LOC Bank One NA, VRDN (a)	2,700,000	2,700,000
Montgomery County Multi-family Hsg. Dev. Rev. (Pedcor Invts.-Lyons Gate Proj.) 1.7%, LOC Fed. Home Ln. Bank, Cincinnati, VRDN (a)(b)	4,421,000	4,421,000
Montgomery County Rev. Bonds (Catholic Health Initiatives Proj.) 4% 9/1/03	3,300,000	3,354,746
Mount Vernon Gen. Oblig. BAN 2.13% 3/24/03	1,985,000	1,988,031
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Ohio - continued
Northridge Local School District, Montgomery County BAN 2% 6/5/03	$ 2,460,000	$ 2,467,897
Oakwood Gen. Oblig. BAN 2.25% 3/20/03	3,900,000	3,904,095
Ohio Air Quality Dev. Auth. Rev.:
Bonds (Cleveland Elec. Illuminating Co. Proj.) Series 1988 B, 1.1% tender 2/12/03 (FGIC Insured) (Liquidity Facility FGIC-SPI), CP mode	3,000,000	3,000,000
Participating VRDN Series PA 769R, 1.58% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(c)	4,180,000	4,180,000
(Ohio Edison Co. Proj.) Series 2000 C, 1.7%, LOC Wachovia Bank NA, VRDN (a)	4,200,000	4,200,000
(Toledo Edison Co. Proj.) Series 2000 A, 1.7%, LOC Barclays Bank PLC, VRDN (a)	1,300,000	1,300,000
Ohio Bldg. Auth.:
Bonds (Adult Correctional Bldg. Fund Prog.) Series A, 5.5% 4/1/03	2,280,000	2,298,170
Participating VRDN:
Series FRRI 02 L 31J, 1.75% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (a)(c)	5,375,000	5,375,000
Series PA 871R, 1.58% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(c)	3,500,000	3,500,000
Ohio Gen. Oblig. Participating VRDN:
Series Putters 02 306, 1.59% (Liquidity Facility J.P. Morgan Chase & Co.) (a)(c)	6,400,000	6,400,000
Series ROC II R167, 1.61% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(c)	7,035,000	7,035,000
Ohio Higher Edl. Facility Commission Rev.:
Participating VRDN Series MS 98 116, 1.6% (Liquidity Facility Morgan Stanley) (a)(c)	8,520,000	8,520,000
(Pooled Fing. Prog.):
Series 1996, 1.7%, LOC Fifth Third Bank, Cincinnati, VRDN (a)	2,375,000	2,375,000
Series 1999, 1.7%, LOC Fifth Third Bank, Cincinnati, VRDN (a)	6,500,000	6,500,000
Ohio Hsg. Fin. Agcy. Mtg. Rev.:
Bonds Series Merlots 00 A1, 1.55%, tender 11/12/03 (Liquidity Facility Wachovia Bank NA) (a)(b)(c)(d)	4,505,000	4,505,000
Participating VRDN:
Series BA 00 Q, 1.33% (Liquidity Facility Bank of America NA) (a)(b)(c)	1,865,000	1,865,000
Series BA 01 I, 1.3% (Liquidity Facility Bank of America NA) (a)(b)(c)	5,175,000	5,175,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Ohio - continued
Ohio Hsg. Fin. Agcy. Mtg. Rev.: - continued
Series BA 98 B, 1.33% (Liquidity Facility Bank of America NA) (a)(b)(c)	$ 14,695,000	$ 14,695,000
Series BA 98 Q, 1.33% (Liquidity Facility Bank of America NA) (a)(b)(c)	4,600,000	4,600,000
Series BA 99 Q, 1.33% (Liquidity Facility Bank of America NA) (a)(b)(c)	9,975,000	9,975,000
Series FRRI 25, 1.75% (Liquidity Facility Bank of New York NA) (a)(b)(c)	2,960,000	2,960,000
Series Merlots 00 AA, 1.7% (Liquidity Facility Wachovia Bank NA) (a)(b)(c)	5,955,000	5,955,000
Series Merlots 01 A78, 1.7% (Liquidity Facility Wachovia Bank NA) (a)(b)(c)	3,995,000	3,995,000
Series Merlots 02 A34, 1.7% (Liquidity Facility Wachovia Bank NA) (a)(b)(c)	3,795,000	3,795,000
Series PA 806, 1.63% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(b)(c)	860,000	860,000
Series PT 122, 1.68% (Liquidity Facility Banco Santander Central Hispano SA) (a)(b)(c)	1,065,000	1,065,000
Series PT 1334, 1.63% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(b)(c)	5,160,000	5,160,000
Series PT 228, 1.63% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(b)(c)	6,400,000	6,400,000
Series PT 241, 1.66% (Liquidity Facility Bayerische Hypo-und Vereinsbank AG) (a)(b)(c)	7,555,000	7,555,000
Series PT 282, 1.63% (Liquidity Facility Landesbank Hessen-Thuringen) (a)(b)(c)	3,260,000	3,260,000
Series PT 567, 1.63% (Liquidity Facility Banco Santander Central Hispano SA) (a)(b)(c)	3,105,000	3,105,000
Series PT 582, 1.63% (Liquidity Facility Svenska Handelsbanken AB) (a)(b)(c)	5,500,000	5,500,000
Ohio Hsg. Fin. Agcy. Multi-family Hsg. Rev.:
(Club at Spring Valley Apts. Proj.) Series 1996 A, 1.65%, LOC Key Bank NA, VRDN (a)(b)	7,500,000	7,500,000
(Pedcor Invt. Willowlake Apts. Proj.):
Series A, 1.69%, LOC Bank One NA, VRDN (a)(b)	3,090,000	3,090,000
Series B, 1.79%, LOC Fed. Home Ln. Bank, Indianapolis, VRDN (a)(b)	490,000	490,000
Series C, 1.79%, LOC Fed. Home Ln. Bank, Indianapolis, VRDN (a)(b)	625,000	625,000
Series D, 1.79%, LOC Fed. Home Ln. Bank, Indianapolis, VRDN (a)(b)	625,000	625,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Ohio - continued
Ohio Hsg. Fin. Agcy. Multi-family Hsg. Rev.: - continued
(Pine Crossing Apts. Proj.) 1.67%, LOC Lasalle Bank NA, VRDN (a)(b)	$ 5,670,000	$ 5,670,000
Ohio Hsg. Fin. Agcy. Rev. Participating VRDN Series ROC II R187, 1.64% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(b)(c)	10,100,000	10,100,000
Ohio Indl. Dev. Rev.:
(Carpenter/Clapp & Haney Tool Co. Proj.) Series 1987 P, 1.7%, LOC Bank One NA, VRDN (a)(b)	50,000	50,000
(Dramex Int'l., Inc. Proj.) Series 1988 II, 1.7%, LOC PNC Bank NA, Pittsburgh, VRDN (a)(b)	200,000	200,000
(K&S Realty Proj.) Series 1989 I, 1.7%, LOC Nat'l. City Bank, VRDN (a)(b)	145,000	145,000
(K&S Realty/Starr Fabricating, Inc. Proj.) Series 1989 III, 1.7%, LOC Nat'l. City Bank, VRDN (a)(b)	180,000	180,000
(Midwest Acoust-A-Fiber, Inc. Proj.) Series 1989 I, 1.7%, LOC Nat'l. City Bank, VRDN (a)(b)	155,000	155,000
(Plasticos Co. Proj.) Series 1989 IIIA, 1.7%, LOC Nat'l. City Bank, VRDN (a)(b)	95,000	95,000
(Standby Screw & Machine Proj.) Series 1991 IA, 1.7%, LOC Nat'l. City Bank, VRDN (a)(b)	265,000	265,000
Ohio Poll. Cont. Rev. (Gen. Motors Corp. Proj.) Series 1985, 2.15%, VRDN (a)	4,350,000	4,350,000
Ohio Solid Waste Rev.:
(BP Amoco Chemical Co. Proj.) 1.75% (BP PLC Guaranteed), VRDN (a)(b)	8,000,000	8,000,000
(BP Exploration & Oil, Inc. Proj.):
Series 1999, 1.75% (BP PLC Guaranteed), VRDN (a)(b)	4,000,000	4,000,000
Series 2000, 1.75% (BP PLC Guaranteed), VRDN (a)(b)	5,000,000	5,000,000
1.75% (BP PLC Guaranteed), VRDN (a)(b)	3,900,000	3,900,000
(BP Products NA, Inc. Proj.):
Series B, 1.75% (BP PLC Guaranteed), VRDN (a)(b)	9,800,000	9,800,000
1.75% (BP PLC Guaranteed), VRDN (a)(b)	1,200,000	1,200,000
(Pel Technologies LLC Proj.):
Series A2, 1.7%, LOC Key Bank NA, VRDN (a)(b)	2,000,000	2,000,000
Series A3, 1.7%, LOC Key Bank NA, VRDN (a)(b)	2,000,000	2,000,000
Series A4, 1.7%, LOC Key Bank NA, VRDN (a)(b)	2,000,000	2,000,000
Series A5, 1.7%, LOC Key Bank NA, VRDN (a)(b)	1,000,000	1,000,000
(Republic Svcs., Inc. Proj.) Series 2001, 1.7%, LOC Bank One Corp., VRDN (a)(b)	5,400,000	5,400,000
Ohio Tpk. Commission Tpk. Rev. Participating VRDN Series MS 98 71, 1.6% (Liquidity Facility Morgan Stanley) (a)(c)	8,210,000	8,210,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Ohio - continued
Ohio Univ. Gen. Receipts Athens BAN Series B, 2.5% 3/27/03	$ 1,800,000	$ 1,801,845
Ohio Univ. Gen. Receipts Rev. Series 2001 D, 1.1% 3/6/03, CP	2,000,000	2,000,000
Ohio Wtr. Dev. Auth. (Waste Mgmt., Inc. Proj.) Series B, 1.75%, LOC Fleet Bank NA, VRDN (a)(b)	4,700,000	4,700,000
Ohio Wtr. Dev. Auth. Poll. Cont. Facilities Rev. (Philip Morris Co., Inc. Proj.) 1.7%, VRDN (a)	12,000,000	12,000,000
Ohio Wtr. Dev. Auth. Rev. Bonds (Premcor Refining Group Proj.) 1.4%, tender 12/1/03, LOC Fleet Nat'l. Bank (a)(b)	5,000,000	5,000,000
Ohio Wtr. Dev. Auth. Solid Waste Disp. Rev. (American Steel & Wire Corp. Proj.) 1.65%, LOC Bank of America NA, VRDN (a)(b)	9,100,000	9,100,000
Ohio Wtr. Dev. Auth. Wtr. Poll. Cont. Rev. (PPG Industries, Inc. Proj.) 2.07%, VRDN (a)	3,000,000	3,000,000
Perrysburg Gen. Oblig. BAN:
2.05% 11/13/03	11,144,000	11,186,664
2.25% 8/14/03	6,000,000	6,027,297
2.55% 5/29/03	2,000,000	2,003,968
Plain Local School District BAN 2% 6/4/03	6,500,000	6,522,651
Portage County Indl. Dev. Rev. (Mantaline Corp. Proj.) 1.75%, LOC Nat'l. City Bank, VRDN (a)(b)	3,475,000	3,475,000
Reynoldsburg Ohio City School District BAN Series A, 2% 6/19/03	8,500,000	8,532,519
Richland County Health Care Facilities Rev. (Mansfield Memorial Homes Proj.) Series 2002, 1.62%, LOC Key Bank NA, VRDN (a)	5,185,000	5,185,000
Richland County Indl. Dev. Rev. (Sabin Robbins Paper Co. Proj.) Series 1997, 1.75%, LOC Fifth Third Bank, Cincinnati, VRDN (a)(b)	2,100,000	2,100,000
Rickenbacker Port Auth. Indl. Dev. (Micro Industries Corp. Proj.) Series 2000, 1.8%, LOC Bank One NA, VRDN (a)(b)	2,920,000	2,920,000
Ross Local School District BAN 2% 6/5/03	3,125,000	3,135,178
Salem City Hosp. Facilities Rev. Series 2000, 1.65%, LOC PNC Bank NA, Pittsburgh, VRDN (a)	4,000,000	4,000,000
Shaker Heights Gen. Oblig. BAN:
(Shaker Town Centre Cmnty. Dev. Proj.) 2.25% 7/10/03	3,300,000	3,311,834
1.65% 12/17/03	1,000,000	1,001,889
Solon Gen. Oblig. BAN 2% 12/11/03	1,575,000	1,584,809
Solon Indl. Dev. Rev. (Custom Graphic, Inc. Proj.) Series 1999, 1.8%, LOC Bank One NA, VRDN (a)(b)	3,370,000	3,370,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Ohio - continued
Stark County Indl. Dev. Rev.:
(H-P Products, Inc. Proj.) 1.8%, LOC Key Bank NA, VRDN (a)(b)	$ 2,740,000	$ 2,740,000
(Kidd Dev. Proj.) 1.8%, LOC Bank One NA, VRDN (a)(b)	3,230,000	3,230,000
Stow Gen. Oblig. BAN 2.25% 5/14/03	2,300,000	2,306,222
Summit County Indl. Dev. Rev.:
(Commercial Alloys Corp. Proj.):
1.75%, LOC Nat'l. City Bank, VRDN (a)(b)	2,100,000	2,100,000
1.85%, LOC Nat'l. City Bank, VRDN (a)(b)	3,170,000	3,170,000
(Kaiser Dev. Proj.) 1.8%, LOC Nat'l. City Bank, VRDN (a)(b)	715,000	715,000
(Keltec, Inc. Proj.) Series 1987, 1.8%, LOC Bank One NA, VRDN (a)(b)	210,000	210,000
(Mannix Co. Proj.) Series 1987, 1.8%, LOC Bank One NA, VRDN (a)(b)	1,150,000	1,150,000
(Sigma Properties Proj.) Series 2000 B, 1.75%, LOC Nat'l. City Bank, VRDN (a)(b)	2,240,000	2,240,000
(Summit Plastic Co. Proj.) 1.75%, LOC Nat'l. City Bank, VRDN (a)(b)	1,495,000	1,495,000
(Triumph Hldgs. Proj.) 1.75%, LOC Nat'l. City Bank, VRDN (a)(b)	1,525,000	1,525,000
Tiffin San. Swr. Impt. BAN Series 2, 2% 12/11/03	1,325,000	1,331,762
Toledo-Lucas County Port Auth. Rev. (P&G Industries Proj.) 1.75%, LOC Nat'l. City Bank, VRDN (a)(b)	2,695,000	2,695,000
Trumbull County Indl. Dev. Rev. (McDonald Steel Corp. Proj.) Series 1990, 1.75%, LOC PNC Bank NA, Pittsburgh, VRDN (a)(b)	900,000	900,000
Twinsburg Indl. Dev. Rev. (United Stationers Supply Co. Proj.) 1.9%, LOC PNC Bank NA, Pittsburgh, VRDN (a)(b)	1,800,000	1,800,000
Union County Gen. Oblig. BAN 2.25% 6/11/03	3,325,000	3,329,309
Univ. Akron Gen. Receipts BAN Series A, 2.5% 6/26/03	6,000,000	6,022,745
Univ. of Toledo Gen. Receipts 1.85% (FGIC Insured), VRDN (a)	1,400,000	1,400,000
Van Wert County Indl. Dev. Rev. (Toledo Molding & Die, Inc. Proj.) Series 1994, 1.8%, LOC Fifth Third Bank, Cincinnati, VRDN (a)(b)	925,000	925,000
Warren County Health Care Facilities Rev. (Otterbein Homes Proj.) Series 1998 B, 1.75%, LOC Fifth Third Bank, Cincinnati, VRDN (a)	5,300,000	5,300,000
Wood County Indl. Dev. Rev.:
(CMC Group Proj.) Series 2001, 1.75%, LOC Nat'l. City Bank, VRDN (a)(b)	2,480,000	2,480,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Ohio - continued
Wood County Indl. Dev. Rev.: - continued
(Dowa THT America, Inc. Proj.) Series 1999, 1.65%, LOC Comerica Bank, Detroit, VRDN (a)(b)	$ 3,800,000	$ 3,800,000
Zanesville-Muskingum Port Auth. Indl. Dev. Rev. (Almana II LLC Proj.) Series 2000, 1.79%, LOC Bank One NA, VRDN (a)(b)	7,200,000	7,200,000
TOTAL INVESTMENT PORTFOLIO - 99.8%		651,050,263
NET OTHER ASSETS - 0.2%		1,021,687
NET ASSETS - 100%		$ 652,071,950
Total Cost for Income Tax Purposes $ 651,050,263
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
CP - COMMERCIAL PAPER
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c) Provides evidence of ownership in one or more underlying municipal bonds.
(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
Cleveland Wtrwks. Rev. Bonds Series Merlots 01 A24, 1.5%, tender 11/12/03 (Liquidity Facility Wachovia Bank NA)	3/16/01	$ 4,020,000
Ohio Hsg. Fin. Agcy. Mtg. Rev. Bonds Series Merlots 00 A1, 1.55%, tender 11/12/03 (Liquidity Facility Wachovia Bank NA)	9/25/00	$ 4,505,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,525,000 or 1.3% of net assets.

Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $45,000 of which $11,000, $6,000, $20,000 and $8,000 will expire on December 31, 2004, 2005, 2007 and 2008, respectively.

During the fiscal year ended December 31, 2002, 100.00% of the fund's income dividends was free from federal income tax, and 48.75% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Ohio Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002
Assets
Investment in securities, at value - See accompanying schedule		$ 651,050,263
Cash		47,789
Receivable for fund shares sold		4,483,588
Interest receivable		2,128,787
Other receivables		34,480
Total assets		657,744,907

Liabilities
Payable for fund shares redeemed	$ 5,382,342
Accrued management fee	206,693
Other payables and accrued expenses	83,922
Total liabilities		5,672,957

Net Assets		$ 652,071,950
Net Assets consist of:
Paid in capital		$ 652,116,801
Accumulated net realized gain (loss) on investments		(44,851)
Net Assets, for 652,116,888 shares outstanding		$ 652,071,950
Net Asset Value, offering price and redemption price per share ($652,071,950 ÷ 652,116,888 shares)		$ 1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Ohio Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2002
Investment Income
Interest		$ 9,943,294
Expenses
Management fee	$ 2,324,880
Transfer agent fees	763,923
Accounting fees and expenses	103,285
Non-interested trustees' compensation	2,178
Custodian fees and expenses	10,037
Registration fees	38,475
Audit	25,124
Legal	7,504
Miscellaneous	2,177
Total expenses before reductions	3,277,583
Expense reductions	(195,804)	3,081,779
Net investment income		6,861,515
Net Realized Gain (Loss) on investment securities		28,664
Net increase in net assets resulting from operations		$ 6,890,179

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 6,861,515	$ 13,233,848
Net realized gain (loss)	28,664	11,562
Net increase (decrease) in net assets resulting from operations	6,890,179	13,245,410
Distributions to shareholders from net investment income	(6,861,515)	(13,233,848)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	1,116,923,251	1,177,365,394
Reinvestment of distributions	6,740,626	12,839,151
Cost of shares redeemed	(1,094,222,510)	(1,083,632,406)
Net increase (decrease) in net assets and shares resulting from share transactions	29,441,367	106,572,139
Total increase (decrease) in net assets	29,470,031	106,583,701

Net Assets
Beginning of period	622,601,919	516,018,218
End of period	$ 652,071,950	$ 622,601,919

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.011	.025	.036	.028	.030
Distributions from net investment income	(.011)	(.025)	(.036)	(.028)	(.030)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A	1.13%	2.52%	3.71%	2.86%	3.09%
Ratios to Average Net Assets B
Expenses before expense reductions	.54%	.55%	.56%	.57%	.58%
Expenses net of voluntary waivers, if any	.54%	.55%	.56%	.57%	.58%
Expenses net of all reductions	.51%	.51%	.55%	.56%	.57%
Net investment income	1.12%	2.47%	3.64%	2.83%	3.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 652,072	$ 622,602	$ 516,018	$ 489,971	$ 400,737

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Spartan Ohio Municipal Income Fund (the income fund) is a fund of Fidelity Municipal Trust. Fidelity Ohio Municipal Money Market Fund (the money market fund) is a fund of Fidelity Municipal Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of Ohio. The following summarizes the significant accounting policies of the income fund and the money market fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities owned by the money market fund are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year each fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes. These differences are primarily due to futures transactions, market discount, capital loss carryforwards and losses deferred due to futures transactions. There were no significant book-to-tax differences for the money market fund during the period.

The tax-basis components of distributable earnings and the federal tax cost for the income fund as of period end was as follows:

Unrealized appreciation	$ 29,989,832	|
Unrealized depreciation	(128,518)
Net unrealized appreciation (depreciation)	29,861,314
Undistributed ordinary income	6,702
Undistributed long-term capital gain	172,057
Total Distributable earnings	$ 30,040,073
Cost for federal income tax purposes	$ 392,644,498

The tax character of distributions paid during the current and prior year for the income fund was as follows:

Ordinary Income	$ 18,686,297	$ 18,490,652
Long-term Capital Gains	2,874,270	-
Total	$ 21,560,567	$ 18,490,652

Short-Term Trading (Redemption) Fees. Shares held in the income fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Futures Contracts. The income fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments.

Annual Report

2. Operating Policies - continued

Futures Contracts - continued

Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each fund's annual management fee rate expressed as a percentage of each fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Spartan Ohio Municipal Income Fund	.25%	.13%	.38%
Fidelity Ohio Municipal Money Market Fund	.25%	.13%	.38%

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and shareholder servicing agent for the funds. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the funds' transfer and shareholder servicing agent and accounting functions. The funds pay account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent and Accounting Fees - continued

mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Spartan Ohio Municipal Income Fund	.08%	|
Fidelity Ohio Municipal Money Market	.12%

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Fidelity Ohio Municipal Money Market Fund	$ 335,302

Money Market Insurance Termination. From January 1, 1999 through December 31, 2001, FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company, provided participating funds with limited coverage for certain loss events. Effective January 1, 2002 the insurance coverage was suspended due to significant increases in the cost of reinsurance. Because of the continued high cost of reinsurance, in November 2002, the Board of Trustees approved the termination of FIDFUNDS. As a result, the participating funds are entitled to receive their pro rata share of FIDFUNDS retained earnings. The payment is accounted for as a realized gain in the Statement of Operations.

5. Expense Reductions.

Through arrangements with each applicable fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. These expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction
Spartan Ohio Municipal Income Fund	$ 7,063	$ 57,117
Fidelity Ohio Municipal Money Market Fund	9,807	185,997

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and the Shareholders of Spartan Ohio Municipal Income Fund and Fidelity Ohio Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Ohio Municipal Income Fund (a fund of Fidelity Municipal Trust) and Fidelity Ohio Municipal Money Market Fund (a fund of Fidelity Municipal Trust II) at December 31, 2002 and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Municipal Trust's and Fidelity Municipal Trust II's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1984 or 1991

Trustee of Fidelity Municipal Trust (1984) and Fidelity Municipal Trust II (1991). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Ohio Municipal Money Market (2001) and Spartan Ohio Municipal Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990 or 1991

Trustee of Fidelity Municipal Trust (1990) and Fidelity Municipal Trust II (1991). Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987 or 1991

Trustee of Fidelity Municipal Trust (1987) and Fidelity Municipal Trust II (1991). Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001 or 2002

Trustee of Fidelity Municipal Trust II (2001) and Fidelity Municipal Trust (2002). Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (49)

Year of Election or Appointment: 1997 or 2000

Vice President of Ohio Municipal Money Market (2000) and Spartan Ohio Municipal Income (1997). He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (42)

Year of Election or Appointment: 2002

Vice President of Spartan Ohio Municipal Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (54)

Year of Election or Appointment: 2002

Vice President of Ohio Municipal Money Market. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Ohio Municipal Money Market and Spartan Ohio Municipal Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Ohio Municipal Money Market and Spartan Ohio Municipal Income. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Ohio Municipal Money Market and Spartan Ohio Municipal Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of Ohio Municipal Money Market and Spartan Ohio Municipal Income. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (56)

Year of Election or Appointment: 1986 or 1989

Assistant Treasurer of Ohio Municipal Money Market (1989) and Spartan Ohio Municipal Income (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Ohio Municipal Money Market and Spartan Ohio Municipal Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of Ohio Municipal Money Market and Spartan Ohio Municipal Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 1996

Assistant Treasurer of Ohio Municipal Money Market and Spartan Ohio Municipal Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Spartan Ohio Municipal Income voted to pay on February 10, 2003, to shareholders of record at the opening of business on February 7, 2003, a distribution of $.005 per share derived from capital gains realized from sales of portfolio securities.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Fidelity Automated
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1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
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5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

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Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

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For directions and hours,
please call 1-800-544-9797.

Arizona

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Annual Report

Michigan

280 Old N. Woodward Ave.
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43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
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Minnesota

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Missouri

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Houston, TX

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Utah

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Virginia

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Bellevue, WA

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Washington, DC

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595 North Barker Road
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Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

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Making Changes
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(such as changing name, address, bank, etc.)

Fidelity Investments
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Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

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The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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and Account Assistance 1-800-544-6666

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www.fidelity.com

Spartan®

Pennsylvania Municipal
Income Fund

and

Fidelity®
Pennsylvania Municipal
Money Market Fund

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Spartan Pennsylvania Municipal Income Fund
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Pennsylvania Municipal Money Market Fund
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months and one year.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

U.S. Treasuries proved to be one of the best-performing investments of 2002, gaining nearly 12% for the year according to the Lehman Brothers® Treasury Index. In fact, all categories of investment-grade bonds finished the year in the plus column. Stocks, on the other hand, declined for the third consecutive year, but a strong fourth quarter left many equity investors hopeful of better things to come in 2003.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Spartan Pennsylvania Municipal Income Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as measured by the fund's yield, to measure performance. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan® PA Municipal Income	9.14%	31.59%	87.17%
LB Pennsylvania Municipal Bond	9.78%	33.85%	n/a*
Pennsylvania Municipal Debt Funds Average	8.30%	25.26%	77.35%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® Pennsylvania Municipal Bond Index - a market value-weighted index of Pennsylvania investment-grade municipal bonds with maturities of one year or more. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan PA Municipal Income	9.14%	5.64%	6.47%
LB Pennsylvania Municipal Bond	9.78%	6.00%	n/a*
Pennsylvania Municipal Debt Funds Average	8.30%	4.60%	5.89%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking the arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

Spartan Pennsylvania Municipal Income Fund
Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Spartan Pennsylvania Municipal Income Fund on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Municipal Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended December 31,
	2002	2001	2000	1999	1998
Dividend returns	4.70%	4.67%	5.22%	4.37%	4.55%
Capital returns	4.44%	0.30%	5.77%	-6.53%	1.22%
Total returns	9.14%	4.97%	10.99%	-2.16%	5.77%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended December 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.11¢	24.17¢	48.20¢
Annualized dividend rate	4.41%	4.35%	4.42%
30-day annualized yield	3.35%	-	-
30-day annualized tax-equivalent yield	5.30%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.98 over the past one month, $11.02 over the past six months and $10.89 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36.82% combined effective federal and state tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.

Annual Report

Spartan Pennsylvania Municipal Income Fund

Fund Talk: The Manager's Overview

Market Recap

The municipal bond market - as measured by the Lehman Brothers® Municipal Bond Index - significantly outperformed the U.S. equity markets in 2002. This marks the third consecutive year munis have outperformed stocks, the first time that's happened in the 20-plus year history of the Lehman Brothers index. For the overall 12-month period that ended December 31, 2002, the muni index, which measures the performance of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds, gained 9.64%. Over the same period, the Standard & Poor's 500SM Index - a popular measure of the U.S. stock markets - declined 22.10%. Munis received a boost when the Federal Reserve Board cut interest rates 11 times in 2001, held rates steady through the first 10 months of 2002, and then initiated another reduction in early November. Muni bonds further benefited from strong demand as investors shunned stocks in response to poor corporate earnings, accounting scandals, apprehension about a possible war with Iraq and fears of a double-dip recession. They did run into some trouble late in the year when the stock market surged in October and November. While this left the Lehman Brothers index with a 0.00% return for the overall fourth quarter of 2002, the index was up more than 2.00% for the month of December.

(Portfolio Manager photograph)
An interview with Mark Sommer, Portfolio Manager of Spartan Pennsylvania Municipal Income Fund

Q. How did the fund perform, Mark?

A. For the 12-month period ending December 31, 2002, the fund returned 9.14%. To get a sense of how the fund did relative to its competitors, the Pennsylvania municipal debt funds average returned 8.30%, according to Lipper Inc. Additionally, the Lehman Brothers Pennsylvania Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 9.78%.

Q. What helped the fund outpace its Lipper peer average in 2002?

A. There were a couple of key factors. The first stemmed from our ongoing focus on investment-grade bonds rated BBB or higher. Bonds with below-investment-grade ratings generally suffered significant price declines during the year, chiefly because investors weren't willing to take on a lot of credit risk given uncertain economic and geopolitical conditions. Another factor that helped the fund's performance was our relatively light stake in or outright avoidance of uninsured bonds in the sectors of the muni market that fared the worst during 2002. These areas included bonds issued by entities that were tied to the slumping air travel industry, as well as bonds backed by corporations.

Annual Report

Spartan Pennsylvania Municipal Income Fund
Fund Talk: The Manager's Overview - continued

Q. The 12-month period was marked by a fair amount of market and interest rate volatility. What was your approach given that volatility?

A. I continued to manage the fund so that its interest rate sensitivity was in line with the overall Pennsylvania municipal market. That way, the fund didn't have too little or too much interest rate sensitivity at the wrong time. History suggests that it's virtually impossible to predict the direction of interest rates with any consistency over long periods of time. Instead of positioning the fund based on our interest rate forecast, we focused on finding bonds that offered strong fundamentals and attractive prices relative to their historic prices and to other alternatives.

Q. What were the year's disappointments?

A. The fund's underweighted position in par bonds - which are bonds that sell at face value - modestly detracted from performance. Par bonds tend to be heavily favored - primarily because they are easily understood - by individual investors, whose appetite for municipals was quite healthy during 2002. Despite their periodic strong performance, we maintained only a small weighting in par bonds because they can be subject to unfavorable tax treatment in certain interest rate environments.

Q. Which sectors of the muni market did you favor, and which did you avoid?

A. Some of the muni bond sectors we favored included essential services such as water and sewer authorities and higher education. These bonds are backed by streams of revenue that tend to be less sensitive to a slowing economy. The colleges and universities we chose enjoyed a combination of strong pricing power and healthy demand. Among tax-backed general obligation bonds (GOs), we focused on bonds issued by local entities whose tax revenues - usually property taxes - were relatively stable and exhibited a fair amount of resilience to slowing economic conditions. In terms of what we shied away from, I mentioned earlier that we avoided uninsured bonds tied to the airline industry, which remained in a significant slump during 2002.

Q. What's your outlook for the Pennsylvania municipal bond market in 2003?

A. The supply of Pennsylvania municipals is expected to remain high this year, which may act as a bit of a drag on muni bond prices just as it did in 2002. Meanwhile, demand is likely to be influenced by the stock market's strength. If investors return to stocks, I would expect that most bond prices would be negatively affected by weaker demand. Ultimately, interest rates will be the real key to municipal bond performance. But since we don't forecast interest rates, I plan to maintain a bias toward research-driven strategies that help me identify attractively priced bonds with good fundamentals no matter what the interest rate backdrop.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to provide high income, exempt from federal income tax and Pennsylvania personal income tax, as is consistent with its investment characteristics

Fund number: 402

Trading symbol: FPXTX

Start date: August 6, 1986

Size: as of December 31, 2002, more than $300 million

Manager: Mark Sommer, since June 2002; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1992

3

Mark Sommer on Pennsylvania's fiscal situation:

"Relative to many other states across the country, Pennsylvania's budget is in pretty decent shape, at least over the near term. In the late 1990s when other states were spending record surpluses, Pennsylvania lawmakers built up the state's rainy day fund. Unfortunately, those reserves have dwindled as the state used the money to close its recent deficit. Beyond the current fiscal year that ends in June 2003, the state faces some serious challenges. Revenues are running below projections amid weak economic and stock market conditions, and next year's budget likely will have to be managed without some of the measures that helped the state balance its last two budgets. Those included withdrawals from the rainy day reserve fund, refinancing some of its debt and tapping unspent tobacco settlement money that had been earmarked for new health programs. The state's lawmakers will face some tough choices about belt-tightening and new taxes. Their approach to these budget shortfalls bears close monitoring, because the outcome will likely have an effect - either positive or negative - on the prices, yields and credit quality of the bonds they issue, as well as on issuers who depend on the state for some funding."

Annual Report

Spartan Pennsylvania Municipal Income Fund

Investment Changes

Top Five Sectors as of December 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	33.2	30.4
Education	15.3	15.5
Water & Sewer	14.4	12.3
Transportation	11.7	10.7
Health Care	10.2	11.2
Average Years to Maturity as of December 31, 2002
		6 months ago
Years	13.6	13.9
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of December 31, 2002
6 months ago
Years	6.7	6.7

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of December 31, 2002	As of June 30, 2002
AAA 72.2%	AAA 65.7%
AA, A 20.7%	AA, A 21.4%
BBB 7.6%	BBB 9.1%
Not Rated 0.5%	Not Rated 0.0%
Short-term Investments and Net Other Assets* (1.0)%	Short-term Investments and Net Other Assets 3.8%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ® ratings.
* Short-term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Spartan Pennsylvania Municipal Income Fund

Investments December 31, 2002

Showing Percentage of Net Assets

Municipal Bonds - 101.0%
	Principal Amount	Value (Note 1)
New Jersey - 0.8%
Delaware River Port Auth. Pennsylvania & New Jersey Rev. (Port District Proj.) Series A, 5.5% 1/1/18 (FSA Insured)	$ 2,000,000	$ 2,207,760
Pennsylvania - 98.3%
Allegheny County Arpt. Rev. (Pittsburgh Int'l. Arpt. Proj.) Series A1:
5.75% 1/1/07 (MBIA Insured) (c)	1,500,000	1,662,810
5.75% 1/1/08 (MBIA Insured) (c)	1,000,000	1,111,990
5.75% 1/1/11 (MBIA Insured) (c)	2,000,000	2,261,020
5.75% 1/1/12 (MBIA Insured) (c)	4,000,000	4,528,720
5.75% 1/1/14 (MBIA Insured) (c)	3,000,000	3,390,810
Allegheny County Higher Ed. Bldg. Auth. Univ. Rev. (Duquesne Univ. Proj.) 6.5% 3/1/10 (AMBAC Insured)	400,000	480,440
Allegheny County Hosp. Dev. Auth. (Health Ctr.-UPMC Health Sys. Proj.) Series A:
4.625% 8/1/12 (MBIA Insured)	1,000,000	1,052,230
4.625% 8/1/14 (MBIA Insured)	3,560,000	3,689,121
5.55% 4/1/12 (MBIA Insured)	2,845,000	3,151,520
Allegheny County San. Auth. Swr. Rev.:
Series 2003:
5% 6/1/06 (MBIA Insured) (a)	2,775,000	3,008,405
5.375% 12/1/13 (MBIA Insured)	1,000,000	1,128,740
0% 12/1/12 (FGIC Insured) (Escrowed to Maturity) (d)	2,260,000	1,538,721
5.5% 12/1/30 (MBIA Insured)	2,000,000	2,118,580
Bucks County Indl. Dev. Auth. Wtr. Facilities Rev. (Pennsylvania Suburban Wtr. Co. Proj.) Series 2002, 5.55% 9/1/32 (FGIC Insured) (c)	1,870,000	1,963,070
Butler Area School District:
Series A, 0% 10/1/27 (FGIC Insured)	1,500,000	410,400
0% 11/15/19 (FGIC Insured) (Pre-Refunded to 11/15/07 @ 50.177) (d)	5,650,000	2,481,537
Canon McMillan School District:
Series 2001 B, 5.75% 12/1/33 (FGIC Insured)	8,995,000	9,862,028
Series B, 5.75% 12/1/35 (FGIC Insured)	2,500,000	2,758,975
Central York School District 5.5% 6/1/16 (FGIC Insured)	2,000,000	2,230,600
Chester County Health & Ed. Facilities Auth. Health Sys. Rev. (Jefferson Health Sys. Proj.) Series B:
5% 5/15/08 (AMBAC Insured)	600,000	664,170
5.25% 5/15/22 (AMBAC Insured)	1,350,000	1,407,254
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Pennsylvania - continued
Cumberland County Muni. Auth. College Rev. (Dickerson College Proj.) Series A, 5.5% 11/1/30 (AMBAC Insured)	$ 4,200,000	$ 4,446,036
Delaware County Auth. College Rev. (Haverford College Proj.):
5.75% 11/15/29	5,000,000	5,480,300
6% 11/15/30	3,620,000	4,078,835
Delaware County Auth. Hosp. Rev. (Crozer-Chester Med. Ctr. Proj.):
6% 12/15/09	1,500,000	1,544,175
6% 12/15/20	2,700,000	2,663,928
6.25% 12/15/31	1,000,000	1,002,170
Delaware County Gen. Oblig. Series 1999, 5.125% 10/1/17	1,000,000	1,064,540
Delaware County Indl. Dev. Auth. Rev. (Philadelphia Suburban Wtr. Co. Proj.) 6% 6/1/29 (FGIC Insured) (c)	2,500,000	2,732,375
Delaware County Reg'l. Wtr. Quality Cont. Auth. Swr. Rev. Series 2001, 5.25% 5/1/12 (FGIC Insured)	2,165,000	2,430,061
Erie School District 0% 9/1/30 (AMBAC Insured)	4,000,000	931,480
Fox Chapel Area School District 4.5% 8/15/07 (FSA Insured) (a)	1,300,000	1,391,520
Harrisburg Auth. Dauphin County School Rev. (Harrisburg School District Rfdg. Proj.) 5.5% 4/1/14 (FGIC Insured)	1,655,000	1,852,458
Harrisburg Auth. Rev. (Pooled Bond Prog.) Series I, 5.625% 4/1/15 (MBIA Insured) (Pre-Refunded to 4/1/06 @ 102) (d)	445,000	506,815
Harrisburg Wtr. Auth. Rev. 5.75% 7/15/12 (FGIC Insured)	1,115,000	1,287,346
Hazleton Area School District 6.5% 3/1/05 (FSA Insured)	2,165,000	2,388,060
Indiana County Indl. Dev. Auth. Poll. Cont. Rev. (PSEG Pwr. LLC Proj.) 5.85% 6/1/27 (c)	2,000,000	1,909,820
Meadville Gen. Oblig. Series B, 6% 10/1/05 (AMBAC Insured) (Escrowed to Maturity) (d)	2,035,000	2,182,476
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series A, 5% 6/1/05 (AMBAC Insured)	3,535,000	3,807,584
Montgomery County Higher Ed. & Health Auth. Rev. (Health Care-Holy Redeemer Health Proj.) Series A:
5.5% 10/1/05 (AMBAC Insured)	2,240,000	2,456,451
5.5% 10/1/08 (AMBAC Insured)	1,000,000	1,121,240
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Pennsylvania - continued
Muhlenberg School District Series AA, 5.375% 9/1/15 (FGIC Insured)	$ 1,055,000	$ 1,167,948
Northumberland County Auth. Commonwealth Lease Rev. (State Correctional Facilities Proj.) 0% 10/15/10 (MBIA Insured) (Escrowed to Maturity) (d)	1,000,000	751,410
Owen J. Roberts School District 5.5% 8/15/19 (FSA Insured)	1,525,000	1,667,069
Pennsbury School District 5.5% 1/15/17 (FGIC Insured)	2,160,000	2,393,755
Pennsylvania Convention Ctr. Auth. Rev. Series A:
6.6% 9/1/09 (MBIA Insured)	9,150,000	10,033,067
6.7% 9/1/14 (MBIA Insured)	3,965,000	4,354,085
Pennsylvania Econ. Dev. Fing. Auth. Exempt Facilities Rev. (Amtrak Proj.) Series 2001 A:
6.25% 11/1/31 (c)	3,300,000	2,949,078
6.375% 11/1/41 (c)	1,300,000	1,166,438
Pennsylvania Gen. Oblig.:
First Series:
5% 1/15/07	2,500,000	2,762,025
6.125% 9/15/03	5,000,000	5,095,500
Second Series, 0% 7/1/07 (AMBAC Insured)	1,770,000	1,560,910
Pennsylvania Higher Edl. Facilities Auth. College & Univ. Revs.:
(RIDC Reg'l. Growth-Carnegie Mellon Univ. Proj.) 6% 11/1/05	1,000,000	1,117,570
(Trustees Univ. Proj.) 5.5% 7/15/38	4,380,000	4,538,906
(Univ. of Pennsylvania Proj.):
Series A:
5.9% 9/1/15	1,200,000	1,310,196
6.5% 9/1/04	2,650,000	2,868,625
Series B:
6.5% 9/1/04	2,100,000	2,273,250
7% 9/1/05	2,000,000	2,267,600
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.):
6% 5/1/24	1,000,000	1,059,500
6% 5/1/29	3,470,000	3,723,275
(Lafayette College Proj.) 6% 5/1/30	2,500,000	2,789,425
(Temple Univ. Proj.) 5.375% 7/15/19 (MBIA Insured)	1,000,000	1,078,770
(UPMC Health Sys. Proj.) Series 1999 A:
5.25% 8/1/10 (FSA Insured)	1,000,000	1,111,710
5.25% 8/1/11 (FSA Insured)	1,000,000	1,102,400
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Pennsylvania - continued
Pennsylvania Hsg. Fin. Agcy.:
Series 52B, 5.55% 10/1/12 (c)	$ 920,000	$ 923,036
Series 53A, 5.4% 10/1/27 (c)	265,000	270,175
Series 54A, 5.375% 10/1/28 (c)	955,000	984,739
6.1% 10/1/13 (c)	5,000,000	5,139,250
Pennsylvania Indl. Dev. Auth. Rev. 7% 1/1/07 (AMBAC Insured)	1,000,000	1,177,200
Pennsylvania State Univ.:
5% 3/1/09	3,000,000	3,339,870
5.25% 3/1/11	3,290,000	3,686,083
Pennsylvania Tpk. Commission Registration Fee Rev.:
Series 2001, 5.5% 7/15/33 (AMBAC Insured)	1,000,000	1,062,580
5% 7/15/41 (AMBAC Insured)	4,500,000	4,564,260
Philadelphia Arpt. Rev.:
Series 1998, 5.375% 6/15/10 (FGIC Insured) (c)	2,000,000	2,188,760
5.375% 6/15/11 (FGIC Insured) (c)	3,770,000	4,098,518
6% 6/15/08 (FGIC Insured) (c)	3,000,000	3,401,430
Philadelphia Gas Works Rev.:
(1975 Gen. Ordinance Proj.) 17th Series, 5% 7/1/07 (FSA Insured) (a)	4,000,000	4,342,440
14th Series A, 6.375% 7/1/26	4,600,000	4,669,920
Third Series:
5% 8/1/05 (FSA Insured)	1,000,000	1,079,720
5% 8/1/06 (FSA Insured)	1,000,000	1,099,210
Philadelphia Gen. Oblig. 5.25% 9/15/12 (FSA Insured)	2,455,000	2,736,957
Philadelphia Hosp. & Higher Ed. Facilities Auth. Health Sys. Rev. (Jefferson Health Sys. Proj.) Series A:
5% 5/15/09	1,000,000	1,069,340
5.5% 5/15/08	1,000,000	1,086,750
Philadelphia Hosps. & Higher Ed. Facilities Auth. Hosp. Rev. (Pennsylvania Hosp. Proj.):
6.05% 7/1/04 (Escrowed to Maturity) (d)	2,500,000	2,674,225
6.15% 7/1/05 (Escrowed to Maturity) (d)	2,100,000	2,335,242
6.25% 7/1/06 (Escrowed to Maturity) (d)	2,600,000	2,980,692
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Pennsylvania - continued
Philadelphia Muni. Auth. Rev. (Muni. Svcs. Bldg. Lease Prog.) 0% 3/15/11 (FSA Insured)	$ 1,000,000	$ 727,520
Philadelphia School District:
Series 2002 A, 5.5% 2/1/26 (FSA Insured)	3,540,000	3,761,427
Series B, 5.375% 4/1/27 (AMBAC Insured)	4,000,000	4,137,680
Series C, 5.75% 3/1/29 (MBIA Insured)	5,000,000	5,442,200
Philadelphia Wtr. & Wastewtr. Rev.:
Series 14, 0% 10/1/08 (MBIA Insured)	5,300,000	4,425,977
Series 1999 A, 5% 12/15/05 (AMBAC Insured)	2,000,000	2,184,960
Series A, 5.375% 11/1/19 (FGIC Insured)	3,000,000	3,242,160
5.15% 6/15/04 (FGIC Insured)	2,000,000	2,054,580
5.5% 6/15/15 (FSA Insured)	1,520,000	1,576,012
6.75% 8/1/04 (MBIA Insured)	2,085,000	2,257,534
Pittsburgh Gen. Oblig. 5.5% 9/1/12 (AMBAC Insured)	1,065,000	1,154,343
Pittsburgh Pub. Parking Auth. Parking Rev. 4% 12/1/07 (AMBAC Insured)	2,000,000	2,144,640
Pittsburgh School District Series C:
0% 8/1/07 (AMBAC Insured)	2,610,000	2,296,356
0% 8/1/08 (AMBAC Insured)	2,000,000	1,678,900
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Series A:
0% 9/1/04 (FGIC Insured) (Escrowed to Maturity) (d)	3,300,000	3,214,200
4.75% 9/1/16 (FGIC Insured)	600,000	610,134
6.5% 9/1/13 (FGIC Insured)	10,000,000	12,360,900
Scranton-Lackawanna Health & Welfare Auth. Rev. (Cmnty. Med. Ctr. Proj.) 5.5% 7/1/12 (MBIA Insured)	3,375,000	3,715,166
Southeastern Pennsylvania Trans. Auth. Spl. Rev. Series A, 6.5% 3/1/04 (FGIC Insured) (Escrowed to Maturity) (d)	85,000	90,141
Spring-Ford Area School District:
5.375% 4/1/16 (FSA Insured)	790,000	865,121
5.375% 4/1/17 (FSA Insured)	830,000	902,268
5.375% 4/1/18 (FSA Insured)	875,000	945,613
State Pub. School Bldg. Auth. School Rev. (Northwestern School District Proj.) Series E, 5.75% 1/15/19 (FGIC Insured)	500,000	549,175
Tredyffrin-Easttown School District:
5% 2/15/19	3,000,000	3,109,470
5.5% 2/15/13	1,015,000	1,136,739
5.5% 2/15/16	2,140,000	2,350,426
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Pennsylvania - continued
Union County Higher Edl. Facilities Fing. Auth. Univ. Rev. (Bucknell Univ. Proj.) Series A, 5.25% 4/1/19	$ 1,000,000	$ 1,073,250
Upper Darby School District Series B, 5% 2/15/06 (AMBAC Insured)	1,000,000	1,091,540
Upper Saint Clair Township School District 5.375% 7/15/16 (FSA Insured)	1,855,000	2,045,304
Westmoreland County Indl. Dev. Auth. Rev. (Nat'l. Waste & Energy Corp./Valley Landfill Expansion Proj.) 5.1%, tender 5/1/09 (b)(c)	2,700,000	2,661,525
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series A:
0% 8/15/19 (FGIC Insured)	5,000,000	2,260,650
0% 8/15/20 (FGIC Insured)	2,500,000	1,053,725
York City Swr. Auth. Swr. Rev. 0% 12/1/12 (MBIA Insured)	3,235,000	2,172,950
York County Solid Waste & Refuse Auth. Solid Waste Sys. Rev. 5.25% 12/1/05 (FGIC Insured)	5,000,000	5,491,600
		295,015,906
Puerto Rico - 1.9%
Puerto Rico Commonwealth Gen. Oblig. Series B, 5.5% 7/1/11 (FGIC Insured) (a)	1,500,000	1,688,565
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev.:
Series 1996 Y, 5% 7/1/36 (FSA Insured)	3,100,000	3,213,367
Series Y, 5.5% 7/1/36 (FSA Insured)	400,000	439,608
Puerto Rico Commonwealth Urban Renewal & Hsg. Corp. 7.875% 10/1/04	350,000	352,461
		5,694,001
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $283,604,292)		302,917,667
NET OTHER ASSETS - (1.0)%		(2,891,969)
NET ASSETS - 100%		$ 300,025,698
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	33.2%
Education	15.3
Water & Sewer	14.4
Transportation	11.7
Health Care	10.2
Escrowed/Pre-Refunded	6.2
Others* (individually less than 5%)	9.0
100.0%
*Includes net other assets
Purchases and sales of securities, other than short-term securities, aggregated $58,750,241 and $24,795,728, respectively.
Income Tax Information
The fund hereby designates approximately $1,086,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

During the fiscal year ended December 31, 2002, 100.00% of the fund's income dividends was free from federal income tax, and 16.79% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Pennsylvania Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (cost $283,604,292) - See accompanying schedule		$ 302,917,667
Cash		3,903,672
Receivable for fund shares sold		106,770
Interest receivable		4,039,652
Other receivables		3,045
Total assets		310,970,806

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 10,305,289
Payable for fund shares redeemed	186,944
Distributions payable	306,935
Accrued management fee	94,220
Other payables and accrued expenses	51,720
Total liabilities		10,945,108

Net Assets		$ 300,025,698
Net Assets consist of:
Paid in capital		$ 281,302,699
Undistributed net investment income		65,166
Accumulated undistributed net realized gain (loss) on investments		(655,542)
Net unrealized appreciation (depreciation) on investments		19,313,375
Net Assets, for 27,113,976 shares outstanding		$ 300,025,698
Net Asset Value, offering price and redemption price per share ($300,025,698 ÷ 27,113,976 shares)		$ 11.07

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan Pennsylvania Municipal Income Fund
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2002

Investment Income
Interest		$ 14,039,832
Expenses
Management fee	$ 1,085,930
Transfer agent fees	210,931
Accounting fees and expenses	89,857
Non-interested trustees' compensation	999
Custodian fees and expenses	5,078
Registration fees	28,014
Audit	30,811
Legal	3,559
Miscellaneous	8,813
Total expenses before reductions	1,463,992
Expense reductions	(58,681)	1,405,311
Net investment income (loss)		12,634,521
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		1,063,790
Change in net unrealized appreciation (depreciation) on investment securities		11,039,864
Net gain (loss)		12,103,654
Net increase (decrease) in net assets resulting from operations		$ 24,738,175

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,634,521	$ 11,967,497
Net realized gain (loss)	1,063,790	1,257,285
Change in net unrealized appreciation (depreciation)	11,039,864	(1,071,578)
Net increase (decrease) in net assets resulting from operations	24,738,175	12,153,204
Distributions to shareholders from net investment income	(12,638,897)	(11,922,496)
Distributions to shareholders from net realized gain	(1,099,730)	(785,397)
Total distributions	(13,738,627)	(12,707,893)
Share transactions Net proceeds from sales of shares	50,598,095	51,332,370
Reinvestment of distributions	10,033,987	9,328,778
Cost of shares redeemed	(40,873,381)	(34,222,367)
Net increase (decrease) in net assets resulting from share transactions	19,758,701	26,438,781
Redemption fees	5,840	8,330
Total increase (decrease) in net assets	30,764,089	25,892,422

Net Assets
Beginning of period	269,261,609	243,369,187
End of period (including undistributed net investment income of $65,166 and undistributed net investment income of $57,345, respectively)	$ 300,025,698	$ 269,261,609
Other Information Shares
Sold	4,635,432	4,755,901
Issued in reinvestment of distributions	919,332	866,507
Redeemed	(3,759,129)	(3,177,873)
Net increase (decrease)	1,795,635	2,444,535

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 10.64	$ 10.64	$ 10.06	$ 10.83	$ 10.81
Income from Investment Operations
Net investment income (loss)	.482 B	.494 B, D	.494 B	.482	.483
Net realized and unrealized gain (loss)	.471	.030 D	.581	(.709)	.126
Total from investment operations	.953	.524	1.075	(.227)	.609
Distributions from net investment income	(.482)	(.493)	(.495)	(.482)	(.483)
Distributions from net realized gain	(.041)	(.031)	-	(.042)	(.107)
Distributions in excess of net realized gain	-	-	-	(.020)	-
Total distributions	(.523)	(.524)	(.495)	(.544)	(.590)
Redemption fees added to paid in capital	- B	- B	-B	.001	.001
Net asset value, end of period	$ 11.07	$ 10.64	$ 10.64	$ 10.06	$ 10.83
Total Return A	9.14%	4.97%	10.99%	(2.16)%	5.77%
Ratios to Average Net AssetsC
Expenses before expense reductions	.51%	.51%	.52%	.51%	.55%
Expenses net of voluntary waivers, if any	.51%	.51%	.52%	.51%	.55%
Expenses net of all reductions	.49%	.45%	.44%	.51%	.55%
Net investment income (loss)	4.42%	4.59% D	4.84%	4.58%	4.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 300,026	$ 269,262	$ 243,369	$ 242,001	$ 269,484
Portfolio turnover rate	9%	22%	26%	28%	25%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Pennsylvania Municipal Money Market Fund

Performance: The Bottom Line

To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.

Cumulative Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® PA Municipal Money Market	1.09%	14.18%	32.31%
Pennsylvania Tax-Free Money Market Funds Average	0.95%	13.48%	30.72%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can also compare the fund's performance to the performance of mutual funds tracked by iMoneyNet, Inc and grouped by similar objectives. The past one year Pennsylvania tax-free money market funds average represent a peer group of less than 50 mutual funds.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity PA Municipal Money Market	1.09%	2.69%	2.84%
Pennsylvania Tax-Free Money Market Funds Average	0.95%	2.56%	2.71%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Fidelity Pennsylvania Municipal Money Market Fund
Performance - continued

Yields

	12/30/02	9/30/02	7/1/02	4/1/02	12/31/01
Fidelity Pennsylvania Muni Money Market	1.02%	1.24%	0.97%	1.24%	1.49%

Pennsylvania Tax-Free Money Market Funds Average	0.93%	1.11%	0.87%	1.05%	1.17%

Fidelity Pennsylvania Municipal Money Market - Tax-equivalent	1.61%	1.96%	1.54%	1.96%	2.36%

Portion of fund's income subject to state taxes	0.02%	0.03%	0.03%	3.58%	1.74%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the Pennsylvania tax-free money market funds average as tracked by iMoneyNet, Inc. or you can look at the fund's tax-equivalent yield, which is based on a combined effective federal and state income tax rate of 36.82%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money fund will maintain a $1 share price.

3

Annual Report

Fidelity Pennsylvania Municipal Money Market Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Michael Marchese, Portfolio Manager of Fidelity Pennsylvania Municipal Money Market Fund

Q. Mike, what was the investment environment like during the 12 months that ended December 31, 2002?

A. After having pursued a very aggressive program in 2001 of cutting short-term interest rates in order to stimulate economic growth, the Federal Reserve Board kept rates unchanged during the first 10 months of the period. During that time frame, the economic backdrop was mixed. Consumers kept spending steadily, but businesses were unwilling to expand. With the threat of war with Iraq and stock market volatility inhibiting a quick recovery, the Fed felt compelled to cut the rate banks charge each other for overnight loans - known as the fed funds target rate - by 0.50 percentage points in November. By doing so, the Fed lowered the rate to 1.25%, its lowest level in 40 years.

Q. How did the commonwealth of Pennsylvania weather the weak economy in 2002?

A. Pennsylvania's credit rating remained strong, reflecting the government's strong financial management and moderate debt levels. The commonwealth amassed budget surpluses, significantly improving reserves and cash balances. However, the recent economic downturn and slumping stock market hurt Pennsylvania's financial position, resulting in growing shortfalls. Pennsylvania's manufacturing sector was battered by the slow economy, with more than 77,000 jobs lost since January 2001. Dormant capital spending translated into tough times for industrial equipment producers. Slumping manufacturing also hurt several other sectors that are important to Pennsylvania's economy, such as wholesale trade, trucking and warehousing. The government experienced a deficit in 2002, necessitating a transfer from reserve funds and other measures to help the state government balance its general fund. However, new gaps are emerging. Personal income and sales tax revenue growth was anemic due to a weak job market. The governor took action to reduce spending and proposed other actions to maintain fiscal balance, but economic and financial challenges continue to confront the state. However, Pennsylvania's longer-term outlook remains stable.

Q. What was your strategy with the fund?

A. I took a cautious approach. Given the economy's effect on many issuers in our market, our research team remained particularly diligent with respect to the initial credit analysis of each obligation and the surveillance of each credit. I kept the fund's average maturity slightly short during the first half of the year, moving to a slightly longer stance at year-end. The maturity was a reflection of where I could find relative yield opportunities in the Pennsylvania market. I looked for investments that offered the best relative value, while taking advantage of periodic cash-flow technicals - meaning factors of supply and demand that influenced yields - to maximize fund performance.

Annual Report

Fidelity Pennsylvania Municipal Money Market Fund
Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on December 31, 2002, was 1.05%, compared to 1.49% 12 months ago. The more recent seven-day yield was the equivalent of a 1.66% taxable rate of return for Pennsylvania investors in the 36.82% combined federal and state income tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through December 31, 2002, the fund's 12-month total return was 1.09%, compared to 0.95% for the all tax-free money market funds average, according to iMoneyNet, Inc.

Q. What's your outlook, Mike?

A. The November rate cut - combined with probable congressional action to cut taxes and increase spending - should help encourage economic growth. Even if this growth materializes, I believe that interest rates will likely remain low for an extended period of time, given the Fed's accommodative stance. Two important issues will be whether or not we see military action in Iraq or additional domestic terrorist attacks, either of which could further shake consumer confidence. Given this underlying uncertainty, I expect municipal yields to remain low, and I anticipate continuing to pursue a conservative approach. Furthermore, cash flows into our market from investors seeking the relative security provided by money market funds could at times cause short-term rates to decline, while the significant glut of expected new supply could cause rates to rise. I intend to take advantage of the opportunities that these technical factors should provide.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to seek high current income exempt from federal and Pennsylvania state income tax with the preservation of capital

Fund number: 401

Trading symbol: FPTXX

Start date: August 6, 1986

Size: as of December 31, 2002, more than $278 million

Manager: Michael Marchese, since 2001, manager, several other Fidelity municipal money market funds; joined Fidelity in 1992

3

Annual Report

Fidelity Pennsylvania Municipal Money Market Fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 12/31/02	% of fund's investments 6/30/02	% of fund's investments 12/31/01
0 - 30	75.5	87.2	86.5
31 - 90	3.2	2.5	0.4
91 - 180	6.0	3.4	8.3
181 - 397	15.3	6.9	4.8
Weighted Average Maturity
	12/31/02	6/30/02	12/31/01
Fidelity Pennsylvania Municipal Money Market Fund	51 Days	36 Days	31 Days
Pennsylvania Tax-Free Money Market Funds Average *	35 Days	38 Days	28 Days
Asset Allocation (% of fund's net assets)
As of December 31, 2002	As of June 30, 2002
Variable Rate Demand Notes (VRDNs) 71.4%	Variable Rate Demand Notes (VRDNs) 84.8%
Commercial Paper (including CP Mode) 5.0%	Commercial Paper (including CP Mode) 1.0%
Tender Bonds 5.5%	Tender Bonds 5.7%
Municipal Notes 7.9%	Municipal Notes 6.6%
Other Investments 9.4%	Other Investments 6.3%
Net Other Assets 0.8%	Net Other Assets**(4.4)%

** Net Other Assets are not included in the pie chart.

*Source: iMoneyNet, Inc.

Annual Report

Fidelity Pennsylvania Municipal Money Market Fund

Investments December 31, 2002

Showing Percentage of Net Assets

Municipal Securities - 99.2%
	Principal Amount	Value (Note 1)
Pennsylvania - 97.3%
Allegheny County Arpt. Rev. Participating VRDN Series PA 567, 1.65% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(f)	$ 2,000,000	$ 2,000,000
Allegheny County Hosp. Dev. Auth. Participating VRDN Series PA 748, 1.59% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(f)	2,095,000	2,095,000
Allegheny County Hosp. Dev. Auth. Rev. (Saint Margaret Mem. Hosp. Proj.) Series 1992 A, 1.63%, LOC Mellon Bank NA, Pittsburgh, VRDN (a)	3,635,000	3,635,000
Allegheny County Indl. Dev. Auth. Econ. Dev. Rev. (Glassport Realty Ltd. Proj.) 1.75%, LOC Huntington Nat'l. Bank, Columbus, VRDN (a)(d)	1,000,000	1,000,000
Allegheny County Indl. Dev. Auth. Rev.:
Participating VRDN Series Merlots A48, 1.65% (Liquidity Facility Wachovia Bank NA) (a)(f)	2,500,000	2,500,000
(Doren, Inc. Proj.) Series 1997 C, 1.75%, LOC Nat'l. City Bank, PA, VRDN (a)(d)	2,000,000	2,000,000
(North Versailles Shopping Ctr. Proj.) Series 1992, 1.7%, LOC Bank One NA, VRDN (a)	1,875,000	1,875,000
(R.I. Lampus Co. Proj.) Series 1997 A, 1.75%, LOC Nat'l. City Bank, PA, VRDN (a)(d)	2,560,000	2,560,000
(Union Elec. Steel Co. Proj.) Series 1996 A, 1.75%, LOC Mellon Bank NA, Pittsburgh, VRDN (a)(d)	3,120,000	3,120,000
(UPMC Health Sys. Proj.) Series 2002 C, 1.65%, LOC Comerica Bank, Detroit, VRDN (a)	1,880,000	1,880,000
Beaver County Indl. Dev. Auth. Poll. Cont. Rev. Participating VRDN Series EGL 95 3503, 1.61% (Liquidity Facility Citibank NA, New York) (a)(f)	2,700,000	2,700,000
Berks County Indl. Dev. Auth. Rev.:
(Giorgi Mushroom Co. Proj.):
Series 2000 A, 1.7%, LOC Wachovia Bank NA, VRDN (a)(d)	1,000,000	1,000,000
Series C, 1.65%, LOC Wachovia Bank NA, VRDN (a)(d)	1,685,000	1,685,000
(Grafika Commercial Printing, Inc. Proj.) Series 1995, 1.7%, LOC Wachovia Bank NA, VRDN (a)(d)	885,000	885,000
(KTB Real Estate Partnership Proj.) 1.75%, LOC Wachovia Bank NA, VRDN (a)(d)	1,400,000	1,400,000
(RAM Industries, Inc. Proj.) Series 1996, 1.7%, LOC Wachovia Bank NA, VRDN (a)(d)	2,450,000	2,450,000
(The Bachman Co. Proj.) Series 1994, 1.75%, LOC Wachovia Bank NA, VRDN (a)(d)	1,880,000	1,880,000
Boyertown Area School District TRAN 2.25% 6/30/03	2,500,000	2,504,240
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Pennsylvania - continued
Bucks County Indl. Dev. Auth. Rev.:
(Double H Plastics, Inc. Proj.) Series 1993, 1.7%, LOC Wachovia Bank NA, VRDN (a)(d)	$ 1,020,000	$ 1,020,000
(Pennsylvania Associates Proj.) Series 1993, 1.75%, LOC Wachovia Bank NA, VRDN (a)(d)	120,000	120,000
Butler County Indl. Dev. Auth. Rev. (Armco, Inc. Proj.) Series 1996 A, 1.75%, LOC Fifth Third Bank, Cincinnati, VRDN (a)(d)	1,500,000	1,500,000
Central Bucks School District Series 2000 A, 1.6% (FGIC Insured), VRDN (a)	4,625,000	4,625,000
Clearfield County Indl. Dev. Auth. Rev. (Dubois Area Catholic School Proj.) 1.65%, LOC PNC Bank NA, Pittsburgh, VRDN (a)	2,400,000	2,400,000
Cumberland County Indl. Dev. Auth. Rev. (Lane Enterprises, Inc. Proj.) Series 1994, 1.7%, LOC Wachovia Bank NA, VRDN (a)(d)	885,000	885,000
Delaware County Gen. Oblig. Bonds 0% 11/15/03	5,500,000	5,430,781
Downingtown Area School District TRAN 2.4% 6/30/03	2,000,000	2,008,281
Erie City School District Bonds Series AAB 01 A5, 1.65%, tender 4/9/03 (Liquidity Facility ABN-AMRO Bank NV) (a)(f)(g)	6,000,000	6,000,000
Erie County Indl. Dev. Auth. Rev. (Carlisle Corp. Proj.) Series 1993, 1.65%, LOC Suntrust Bank, VRDN (a)(d)	2,500,000	2,500,000
Garnet Valley School District TRAN 2.5% 6/30/03	2,420,000	2,428,202
Indiana County Indl. Dev. Auth. Poll. Cont. Rev. (Conemaught Proj.) Series 1997 A, 1.65%, LOC Bank One NA, Chicago, VRDN (a)(d)	8,030,000	8,030,000
Lancaster County Hosp. Auth. Rev. (Health Ctr. Willow Valley Proj.) Series B, 1.7% (MBIA Insured), VRDN (a)	2,500,000	2,500,000
Lancaster Higher Ed. Auth. College Rev. (Franklin & Marshall College Proj.) 1.65% (Liquidity Facility JPMorgan Chase Bank), VRDN (a)	5,410,000	5,410,000
Lancaster Indl. Dev. Auth. Rev. (Student Lodging & Services Proj.) Series 2001 A, 1.6%, LOC Suntrust Bank, VRDN (a)	5,500,000	5,500,000
Lawrence County Indl. Dev. Auth. Indl. Dev. Rev. (Atlantic States Materials Proj.) Series 1999, 1.7%, LOC Wachovia Bank NA, VRDN (a)(d)	1,800,000	1,800,000
Lehigh County Gen. Purp. Auth. (Lehigh Valley Hosp. Proj.) Series 1997 A, 1.63% (AMBAC Insured) (BPA JPMorgan Chase Bank), VRDN (a)	1,700,000	1,700,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Pennsylvania - continued
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. (Allegheny Elec. Coop., Inc. Proj.):
Series 1984 A, 1.35%, LOC RaboBank Nederland Coop. Central, VRDN (a)	$ 500,000	$ 500,000
Series 1984 B, 1.35%, LOC RaboBank Nederland Coop. Central, VRDN (a)	800,000	800,000
Marple Newtown School District TRAN 2.4% 6/30/03	1,500,000	1,504,359
Montgomery County Indl. Dev. Auth. Poll. Cont. Rev.:
(Gaudenzia Foundation, Inc. Prog.) 1.65%, LOC PNC Bank NA, Pittsburgh, VRDN (a)	5,320,000	5,320,000
(H.P. Cadwallader, Inc. Proj.) Series 1995, 1.8%, LOC Wachovia Bank NA, VRDN (a)(d)	450,000	450,000
(RJI LP Proj.) Series 1992, 1.7%, LOC Nat'l. City Bank, VRDN (a)(d)	630,000	630,000
Neshaminy School District TRAN 3% 6/30/03	5,000,000	5,029,299
Northampton County Indl. Dev. Auth. Rev.:
Bonds (American Wtr. Cap. Corp. Proj.) Series 1991, 1.45% tender 2/10/03, CP mode (d)	2,500,000	2,500,000
(Bedford Park Proj.) Series 1996 A, 1.75%, LOC Harris Trust & Savings Bank, Chicago, VRDN (a)(d)	1,085,000	1,085,000
(Binney & Smith, Inc. Proj.) Series 1997 A, 1.65%, LOC Bank One NA, Chicago, VRDN (a)(d)	2,350,000	2,350,000
(Victoria Vogue Proj.) 1.75%, LOC PNC Bank NA, Pittsburgh, VRDN (a)(d)	1,080,000	1,080,000
Northampton Indl. Dev. Auth. Rev. (Ultra-Poly Corp./Portland Ind. Park Proj.) 1.75%, LOC PNC Bank NA, Pittsburgh, VRDN (a)(d)	1,600,000	1,600,000
Northeastern Pennsylvania Hosp. & Edl. Auth. Health Care Rev. (Wyoming Valley Health Care Proj.) Series 1994 A, 1.7% (AMBAC Insured), VRDN (a)	4,300,000	4,300,000
Pennsylvania Econ. Dev. Fing. Auth. Exempt Facilities Rev.:
(Merck & Co. Proj.) Series 2000, 1.6%, VRDN (a)(d)	4,000,000	4,000,000
(Reliant Energy Seward LLC Proj.) Series 2002 B, 1.7%, LOC WestLB AG, VRDN (a)(d)	5,700,000	5,700,000
(Reliant Energy Seward Proj.):
Series 2002 A, 1.6%, LOC WestLB AG, VRDN (a)(d)	8,500,000	8,500,000
Series A, 1.6%, LOC WestLB AG, VRDN (a)(d)	5,000,000	5,000,000
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev.:
(Dodge-Regupol, Inc. Proj.) Series D4, 1.75%, LOC PNC Bank NA, Pittsburgh, VRDN (a)(d)	600,000	600,000
(Esschem, Inc. Proj.) Series 1991 D10, 1.75%, LOC PNC Bank NA, Pittsburgh, VRDN (a)(d)	1,225,000	1,225,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Pennsylvania - continued
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev.: - continued
(Pappafava Proj. ) Series 1989 D7, 1.75%, LOC PNC Bank NA, Pittsburgh, VRDN (a)(d)	$ 50,000	$ 50,000
(Respironics, Inc. Proj.) Series 1989 F, 1.75%, LOC PNC Bank NA, Pittsburgh, VRDN (a)(d)	200,000	200,000
Series 1996 A2, 1.75%, LOC PNC Bank NA, Pittsburgh, VRDN (a)(d)	1,100,000	1,100,000
Series 1996 A3, 1.75%, LOC PNC Bank NA, Pittsburgh, VRDN (a)(d)	600,000	600,000
Series 1996 A7, 1.75%, LOC PNC Bank NA, Pittsburgh, VRDN (a)(d)	525,000	525,000
Series B3, 1.75%, LOC PNC Bank NA, Pittsburgh, VRDN (a)(d)	2,000,000	2,000,000
Series B5, 1.75%, LOC PNC Bank NA, Pittsburgh, VRDN (a)(d)	1,200,000	1,200,000
Pennsylvania Econ. Dev. Fing. Auth. Rev.:
(ASK Foods, Inc. Proj.) Series A1, 1.75%, LOC PNC Bank NA, Pittsburgh, VRDN (a)(d)	135,000	135,000
(Suntory Wtr. Group, Inc. Proj.) Series 1992 D, 1.7%, LOC Wachovia Bank NA, VRDN (a)(d)	4,900,000	4,900,000
Pennsylvania Gen. Oblig.:
Bonds:
First Series, 5.375% 4/15/11 (Pre-Refunded to 4/15/03 @ 101.5) (e)	2,000,000	2,053,442
Second Series:
0% 6/15/03	2,600,000	2,581,493
4.5% 9/15/03	5,000,000	5,111,576
5.125% 9/15/03 (AMBAC Insured)	2,000,000	2,053,352
Participating VRDN:
Series MS 00 309, 1.6% (Liquidity Facility Morgan Stanley) (a)(f)	4,995,000	4,995,000
Series MS 01 465, 1.6% (Liquidity Facility Morgan Stanley) (a)(f)	6,995,000	6,995,000
Pennsylvania Higher Ed. Assistance Agcy. Student Ln. Rev.:
Series 1988 C, 1.65%, LOC Sallie Mae, VRDN (a)(d)	6,500,000	6,500,000
Series 1994 A, 1.65% (AMBAC Insured), VRDN (a)(d)	1,300,000	1,300,000
Pennsylvania Higher Edl. Facilities Auth. Rev.:
Bonds (Waynesburg College Proj.) Series 1997, 2.2%, tender 4/1/03, LOC PNC Bank NA, Pittsburgh (a)	3,900,000	3,900,000
(Mercyhurst College Proj.) Series 12, 1.65%, LOC PNC Bank NA, Pittsburgh, VRDN (a)	5,500,000	5,500,000
RAN (Lafayette College Proj.) 2.5% 11/25/03	3,940,000	3,980,154
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Pennsylvania - continued
Pennsylvania Hsg. Fin. Agcy. Participating VRDN:
Series PA 930, 1.57% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(f)	$ 5,995,000	$ 5,995,000
Series PT 119B, 1.57% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(f)	1,200,000	1,200,000
Pennsylvania Tpk. Commission Oil Franchise Tax Rev. Participating VRDN Series ROC II R1005, 1.61% (Liquidity Facility Salomon Smith Barney Hldgs., Inc.) (a)(f)	2,500,000	2,500,000
Perkiomen Valley School District TRAN 2.25% 6/30/03	775,000	776,498
Philadelphia Arpt. Rev. Participating VRDN Series SG 118, 1.65% (Liquidity Facility Societe Generale) (a)(d)(f)	2,600,000	2,600,000
Philadelphia Auth. for Indl. Dev. Arpt. Rev. Participating VRDN:
Series PA 882, 1.65% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(f)	2,200,000	2,200,000
Series Putters 217, 1.62% (Liquidity Facility JPMorgan Chase Bank) (a)(d)(f)	2,000,000	2,000,000
Philadelphia Gas Works Rev. Series 2002 D:
1.1% 1/10/03, LOC JPMorgan Chase Bank, CP	1,500,000	1,500,000
1.65% 1/8/03, LOC JPMorgan Chase Bank, CP	3,700,000	3,700,000
Philadelphia Gen. Oblig. Bonds Series MS 01 751, 1.3%, tender 9/11/03 (Liquidity Facility Morgan Stanley) (a)(f)(g)	5,330,000	5,330,000
Philadelphia Muni. Auth. Rev. Participating VRDN Series FRRI 02 L12, 1.7% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (a)(f)	2,700,000	2,700,000
Philadelphia Wtr. & Wastewtr. Rev. Bonds 5.5% 6/15/03 (FGIC Insured)	2,000,000	2,038,886
Pittsburgh School District Bonds Series B, 3% 9/1/03 (FGIC Insured)	1,940,000	1,959,772
Red Lion Area School District TRAN 2.4% 6/30/03	2,000,000	2,005,815
Ridley School District TRAN 3% 6/30/03	2,000,000	2,013,084
Sayre Health Care Facilities Auth. Rev. (VHA of Pennsylvania, Inc. Cap. Asset Fing. Prog.) Series 1985 K, 1.65% (AMBAC Insured) (BPA Bank of New York NA) (BPA Fleet Nat'l. Bank), VRDN (a)	2,500,000	2,500,000
Schuylkill County Indl. Dev. Auth. Resource Recovery Rev. (Northeastern Pwr. Co. Proj.) Series 1997 B, 1.8%, LOC Dexia Cr. Local de France, VRDN (a)(d)	14,600,000	14,600,001
Schuylkill County Indl. Dev. Auth. Rev. (Metal Sales Manufacturing Corp.) Series 1995, 1.78%, LOC U.S. Bank NA, Cincinnati, VRDN (a)(d)	450,000	450,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Pennsylvania - continued
Scranton-Lackawanna Health & Welfare Auth. Rev.:
Participating VRDN Series Merlots 02 A18, 1.65% (Liquidity Facility Wachovia Bank NA) (a)(f)	$ 3,440,000	$ 3,440,000
1.65%, LOC PNC Bank NA, Pittsburgh, VRDN (a)	2,600,000	2,600,000
South Fork Muni. Auth. Hosp. Rev. (Conemaugh Health Ctr. Proj.) Series A, 1.63% (MBIA Insured), LOC Cr. Suisse First Boston Bank, VRDN (a)	1,000,000	1,000,000
Upper Dauphin Indl. Dev. Auth. Rev. (United Church Christ Homes Proj.) Series 2001, 1.65%, LOC First Tennessee Bank NA, Memphis, VRDN (a)	2,500,000	2,500,000
Venango Indl. Dev. Auth. Resource Recovery Rev. Bonds (Scrubgrass Generating Co. LP Proj.):
Series 1990 A, 1.1% tender 3/21/03, LOC Dexia Cr. Local de France, CP mode (d)	2,850,000	2,850,000
Series 1993, 1.1% tender 3/21/03, LOC Dexia Cr. Local de France, CP mode (d)	3,615,000	3,615,000
		270,954,235
	Shares
Other - 1.9%
Fidelity Municipal Cash Central Fund, 1.67% (b)(c)	5,158,300	5,158,300
TOTAL INVESTMENT PORTFOLIO - 99.2%		276,112,535
NET OTHER ASSETS - 0.8%		2,209,707
NET ASSETS - 100%		$ 278,322,242
Total Cost for Income Tax Purposes $ 276,112,535
Security Type Abbreviations
CP - COMMERCIAL PAPER
RAN - REVENUE ANTICIPATION NOTE
TRAN - TAX AND REVENUE ANTICIPATION NOTE
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Security collateralized by an amount sufficient to pay interest and principal.
(f) Provides evidence of ownership in one or more underlying municipal bonds.
(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
Erie City School District Bonds Series AAB 01 A5, 1.65%, tender 4/9/03 (Liquidity Facility ABN-AMRO Bank NV)	2/28/01 - 7/10/02	$ 6,000,000
Philadelphia Gen. Oblig. Bonds Series MS 01 751, 1.3%, tender 9/11/03 (Liquidity Facility Morgan Stanley)	12/18/02	$ 5,330,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,330,000 or 4.1% of net assets.

Income Tax Information
At December 31, 2002, the fund had a capital loss carryforward of approximately $2,000 all of which will expire on December 31, 2004.

During the fiscal year ended December 31, 2002, 100.00% of the fund's income dividends was free from federal income tax, and 55.34% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Pennsylvania Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value - See accompanying schedule		$ 276,112,535
Cash		1,532,907
Receivable for fund shares sold		939,065
Interest receivable		814,783
Other receivables		16,525
Total assets		279,415,815

Liabilities
Payable for fund shares redeemed	$ 964,246
Distributions payable	12,512
Accrued management fee	115,135
Other payables and accrued expenses	1,680
Total liabilities		1,093,573

Net Assets		$ 278,322,242
Net Assets consist of:
Paid in capital		$ 278,323,790
Accumulated net realized gain (loss) on investments		(1,548)
Net Assets, for 278,321,643 shares outstanding		$ 278,322,242
Net Asset Value, offering price and redemption price per share ($278,322,242 ÷ 278,321,643 shares)		$ 1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Pennsylvania Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Year ended December 31, 2002

Investment Income
Interest		$ 3,984,445
Expenses
Management fee	$ 1,281,489
Non-interested trustees' compensation	800
Total expenses before reductions	1,282,289
Expense reductions	(92,538)	1,189,751
Net investment income		2,794,694
Net Realized Gain (Loss) on investment securities		32,985
Net increase in net assets resulting from operations		$ 2,827,679

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 2,794,694	$ 5,415,872
Net realized gain (loss)	32,985	15
Net increase (decrease) in net assets resulting from operations	2,827,679	5,415,887
Distributions to shareholders from net investment income	(2,794,694)	(5,415,872)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	289,910,688	644,147,641
Reinvestment of distributions	2,725,088	5,205,277
Cost of shares redeemed	(255,051,367)	(622,495,526)
Net increase (decrease) in net assets and shares resulting from share transactions	37,584,409	26,857,392
Total increase (decrease) in net assets	37,617,394	26,857,407

Net Assets
Beginning of period	240,704,848	213,847,441
End of period	$ 278,322,242	$ 240,704,848

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.011	.025	.037	.029	.031
Distributions from net investment income	(.011)	(.025)	(.037)	(.029)	(.031)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A, B	1.09%	2.50%	3.80%	2.91%	3.15%
Ratios to Average Net Assets C
Expenses before expense reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of voluntary waivers, if any	.50%	.50%	.50%	.50%	.50%
Expenses net of all reductions	.46%	.47%	.50%	.50%	.50%
Net investment income	1.09%	2.45%	3.74%	2.87%	3.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 278,322	$ 240,705	$ 213,847	$ 201,291	$ 216,487

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former account closeout fee.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Spartan Pennsylvania Municipal Income Fund (the income fund) is a fund of Fidelity Municipal Trust. Fidelity Pennsylvania Municipal Money Market Fund (the money market fund) is a fund of Fidelity Municipal Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of Pennsylvania. The following summarizes the significant accounting policies of the income fund and the money market fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities owned by the money market fund are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year each fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the income fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes. There were no significant book-to-tax differences during the period for the money market fund. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to short-term capital gains, market discount and losses deferred due to wash sales and futures transactions.

The tax-basis components of distributable earnings and the federal tax cost for the income fund as of period end were as follows:

Unrealized appreciation	$ 19,320,174
Unrealized depreciation	(684,073)
Net unrealized appreciation (depreciation)	18,636,101
Undistributed ordinary income	33,532
Total Distributable Earnings	$ 18,669,633
Cost for federal income tax purposes	$ 284,281,566

The tax character of distributions paid during the year for the income fund was as follows:

Ordinary Income	$ 12,653,092	$ 11,945,644
Long-term Capital Gains	1,085,535	762,249
Total	$ 13,738,627	$ 12,707,893

Short-Term Trading (Redemption) Fees. Shares held in the income fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Annual Report

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the income fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the fund's average net assets and a group fee rate that averaged ..13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .38% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

FMR and its affiliates provide the money market fund with investment management related services for which the fund pays a monthly management fee that is based on an annual rate of .50% of the fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest expense. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and shareholder servicing agent for the income fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the funds' transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Spartan Pennsylvania Municipal Income Fund	.07%|

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Fidelity Pennsylvania Municipal Money Market Fund	$ 64,009

Money Market Insurance Termination. From January 1, 1999 through December 31, 2001, FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company, provided participating funds with limited coverage for certain loss events. Effective January 1, 2002 the insurance coverage was suspended due to significant increases in the cost of reinsurance. Because of the continued high cost of reinsurance, in November 2002, the Board of Trustees approved the termination of FIDFUNDS. As a result, the participating funds are entitled to receive their pro rata share of FIDFUNDS retained earnings. The payment is accounted for as a realized gain in the Statement of Operations.

Annual Report

5. Expense Reductions.

Through arrangements with the income fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce fund expenses. These expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction
Spartan Pennsylvania Municipal Income Fund	$5,078	$53,603

In addition, through an arrangement with Fidelity Pennsylvania Municipal Money Market Fund's custodian and transfer agent, $92,538 of credits realized as a result of uninvested cash balances were used to reduce the fund's expenses.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and the Shareholders of Spartan Pennsylvania Municipal Income Fund and Fidelity Pennsylvania Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Pennsylvania Municipal Income Fund (a fund of Fidelity Municipal Trust) and Fidelity Pennsylvania Municipal Money Market Fund (a fund of Fidelity Municipal Trust II) at December 31, 2002 and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Municipal Trust's and Fidelity Municipal Trust II's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1984 or 1991

Trustee of Fidelity Municipal Trust (1984) and Fidelity Municipal Trust II (1991). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Pennsylvania Municipal Money Market (2001) and Spartan Pennsylvania Municipal Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990 or 1991

Trustee of Fidelity Municipal Trust (1990) and Fidelity Municipal Trust II (1991). Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987 or 1991

Trustee of Fidelity Municipal Trust (1987) and Fidelity Municipal Trust II (1991). Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2001 or 2002

Trustee of Fidelity Municipal Trust (2002) and Fidelity Municipal Trust II (2001). Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (49)

Year of Election or Appointment: 1997 or 2000

Vice President of Pennsylvania Municipal Money Market (2000) and Spartan Pennsylvania Municipal Income (1997). He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000), and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (41)

Year of Election or Appointment: 2002

Vice President of Spartan Pennsylvania Municipal Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (54)

Year of Election or Appointment: 2002

Vice President of Pennsylvania Municipal Money Market. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002). He serves as Senior Vice President (2000) and Money Market Group Leader (2002) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Previously, Mr. Murphy served as Bond Group Leader (2000-2002) and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Pennsylvania Municipal Money Market and Spartan Pennsylvania Municipal Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Pennsylvania Municipal Money Market and Spartan Pennsylvania Municipal Income. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Eletion or Appointment: 2002

Chief Financial Officer of Pennsylvania Municipal Money Market and Spartan Pennsylvania Municipal Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (56)

Year of Election or Appointment: 1986 or1991

Assistant Treasurer of Pennsylvania Municipal Money Market (1991) and Spartan Pennsylvania Municipal Income (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Pennsylvania Municipal Money Market and Spartan Pennsylvania Municipal Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of Pennsylvania Municipal Money Market and Spartan Pennsylvania Municipal Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 1996

Assistant Treasurer of Pennsylvania Municipal Money Market and Spartan Pennsylvania Municipal Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Spartan Pennsylvania Municipal Income Fund voted to pay on February 10, 2003, to shareholders of record at the opening of business on February 7, 2003, a distribution of $.002 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Sub-Adviser

Fidelity Investments Money
Management, Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

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New York, NY

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The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

PFR-ANN-0203 338230
1.540037.105

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Spartan®

Short-Intermediate
Municipal Income

Fund

Annual Report

December 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The managers' review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

U.S. Treasuries proved to be one of the best-performing investments of 2002, gaining nearly 12% for the year according to the Lehman Brothers® Treasury Index. In fact, all categories of investment-grade bonds finished the year in the plus column. Stocks, on the other hand, declined for the third consecutive year, but a strong fourth quarter left many equity investors hopeful of better things to come in 2003.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan® Short-Intermediate Municipal Income	6.47%	27.13%	61.68%
LB 1-6 Year Municipal Bond	7.09%	29.90%	n/a*
Short-Intermediate Municipal Debt Funds Average	6.53%	23.79%	60.36%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® 1-6 Year Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities between one and six years. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. The past one year short-intermediate municipal debt funds average represents a peer group of less than 50 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan Short-Intermediate Municipal Income	6.47%	4.92%	4.92%
LB 1-6 Year Municipal Bond	7.09%	5.37%	n/a*
Short-Intermediate Municipal Debt Funds Average	6.53%	4.36%	4.83%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Spartan Short-Intermediate Municipal Income Fund on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Municipal Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended December 31,
	2002	2001	2000	1999	1998
Dividend returns	3.39%	3.99%	4.28%	3.85%	4.19%
Capital returns	3.08%	1.71%	1.92%	-2.24%	0.50%
Total returns	6.47%	5.70%	6.20%	1.61%	4.69%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended December 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	2.62¢	16.14¢	33.93¢
Annualized dividend rate	2.94%	3.05%	3.26%
30-day annualized yield	2.11%	-	-
30-day annualized tax-equivalent yield	3.25%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.49 over the past one month, $10.49 over the past six months and $10.42 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 35.00% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.

Annual Report

Fund Talk: The Managers' Overview

Market Recap

The municipal bond market - as measured by the Lehman Brothers® Municipal Bond Index - significantly outperformed the U.S. equity markets in 2002. This marks the third consecutive year munis have outperformed stocks, the first time that's happened in the 20-plus year history of the Lehman Brothers index. For the overall 12-month period that ended December 31, 2002, the muni index, which measures the performance of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds, gained 9.64%. Over the same period, the Standard & Poor's 500SM Index - a popular measure of the U.S. stock markets - declined 22.10%. Munis received a boost when the Federal Reserve Board cut interest rates 11 times in 2001, held rates steady through the first 10 months of 2002, and then initiated another reduction in early November. Muni bonds further benefited from strong demand as investors shunned stocks in response to poor corporate earnings, accounting scandals, apprehension about a possible war with Iraq and fears of a double-dip recession. They did run into some trouble late in the year when the stock market surged in October and November. While this left the Lehman Brothers index with a 0.00% return for the overall fourth quarter of 2002, the index was up more than 2.00% for the month of December.

(Portfolio Manager photograph)
Note to shareholders: The following is an interview with Christine Thompson, who managed Spartan Short-Intermediate Municipal Income Fund during the period covered by this report, with additional comments from Mark Sommer, who became manager of the fund on January 1, 2003.

Q. How did the fund perform, Christine?

C.T. For the 12-month period ending December 31, 2002, the fund returned 6.47%. To get a sense of how the fund did relative to its competitors, the short-intermediate municipal debt funds average returned 6.53%, according to Lipper Inc. Additionally, the Lehman Brothers 1-6 Year Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 7.09%.

Q. What decisions and strategies helped the fund during 2002?

C.T. The way in which we allocated bonds along the short-intermediate maturity spectrum - or yield curve - helped the fund's performance. I'd also say that 2002 was a year in which defensive strategies worked well, and the fund benefited from its defensive positioning in terms of credit quality. The fund's overall credit quality remained high throughout the year, ending 2002 with more than 99% of net assets in investment-grade bonds rated BBB or higher. Lower-quality bonds came under heavy pressure as investors avoided them in response to weak economic conditions. Further, relative to the short-intermediate municipal bond market as a whole, my decision to overweight bonds whose revenues were less affected by the economic slowdown helped performance. For instance, I kept a fairly large weighting in bonds issued by providers of essential services, such as water, electric and sewer. Overweighting less economically sensitive health care and higher education bonds also aided performance, as did avoiding bonds in sectors that came under the most pressure during the year - including those related to air travel and projects backed by corporations.

Annual Report

Fund Talk: The Managers' Overview - continued

Q. How did you position the fund geographically?

C.T. I kept a relatively small stake - compared to the municipal market overall - in bonds issued in California and New York. The performance of muni bonds there tended to lag those of other states, especially in the second half of 2002. Their muni markets were hit by two concerns: Their respective economies lagged the rest of the nation, and they had to contend with an influx of new muni bond supply as their state and local governments struggled to make up for revenue shortfalls by issuing new debt. New issuance in California rose about 50% in 2002, compared to 2001, and New York new issuance rose roughly 117%. I chose to concentrate on states such as Texas and Illinois, where bonds were more attractively valued and new issuance supply was lower.

Q. Were there any disappointments?

C.T. I'd point to the fund's underweighting in par bonds, which was a minor disappointment during the year. At times, par bonds were in extremely strong demand by individual investors, who like these securities' simplicity. This strong demand caused them to periodically outpace premium and discount bonds, which sell above and below face value, respectively. However par bonds can suffer negative tax treatment in certain interest rate environments. Rather than chase their performance, I chose to emphasize premium and discount bonds, which typically aren't as negatively impacted by unfavorable tax consequences.

Q. Turning to you, Mark, what's your outlook for 2003?

M.S. The supply of municipals is expected to remain high in 2003, which may put some pressure on prices. Meanwhile, demand is likely to be influenced by the strength of the economy and the stock market. If improving economic conditions prompt a return to stocks this year, I would expect that most muni bond prices would be negatively affected by weaker demand. Ultimately though, interest rates will be the main contributor to muni bond performance. Stable or lower rates would likely be a positive, while rising rates would potentially hurt. But no matter what the interest rate environment, I plan to maintain a bias toward research-driven strategies that I believe will help me find attractively priced bonds with good credit fundamentals.

Annual Report

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks as high a level of current income, exempt from federal income tax, as is consistent with preservation of capital

Fund number: 404

Trading symbol: FSTFX

Start date: December 24, 1986

Size: as of December 31, 2002, more than $1.6 billion

Manager: Mark Sommer, since January 2003; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1992

3

Mark Sommer on the current budget difficulties of municipal issuers:

"Many local and state governments face a daunting task in 2003: how to balance ever-widening budget gaps. The reasons for their problems are fairly well-known. Lawmakers cut taxes and increased spending in the boom years of the 1990s, often confusing temporary windfalls from capital gains tax revenues and other sources as a permanent increase in revenue. At the same time, most municipal issuers - particularly states - began to face more demands on spending, especially homeland security and Medicaid. Medicaid costs, for example, are typically the second-largest item of state spending, and they have risen substantially in response to rapid increases in prescription drug prices. Many states have turned to one-time, easy fixes in order to maintain constitutionally mandated balanced budgets. However those one-time remedies - such as draining rainy day reserves and borrowing in anticipation of the revenue that will flow to states as a result of the tobacco litigation settlement - mostly have been exhausted. As a practical matter, the way municipal issuers handle these budgetary challenges will likely affect their credit rating. That's why fiscal matters are a key component in Fidelity's research and analysis of municipal bonds."

Annual Report

Investment Changes

Top Five States as of December 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Texas	16.4	16.5
Washington	10.3	7.2
Illinois	6.6	6.6
Florida	5.7	4.1
California	5.5	3.8
Top Five Sectors as of December 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	37.7	34.9
Electric Utilities	21.2	20.0
Transportation	8.5	8.4
Escrowed/Pre-Refunded	8.2	8.7
Water & Sewer	8.0	6.2
Average Years to Maturity as of December 31, 2002
		6 months ago
Years	3.2	3.1
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of December 31, 2002
6 months ago
Years	2.8	2.8

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of December 31, 2002	As of June 30, 2002
AAA 60.5%	AAA 56.3%
AA, A 30.3%	AA, A 29.7%
BBB 8.6%	BBB 10.3%
Not Rated 0.6%	Not Rated 1.5%
Short-term Investments and Net Other Assets 0.0%	Short-term Investments and Net Other Assets 2.2%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ® ratings.

Annual Report

Investments December 31, 2002

Showing Percentage of Net Assets

Municipal Bonds - 99.0%
	Principal Amount (000s)	Value (Note 1) (000s)
Alabama - 0.5%
Alabama Agric. & Mechanical Univ. Revs. 6.5% 11/1/25 (MBIA Insured) (Pre-Refunded to 11/1/05 @ 102) (e)	$ 2,000	$ 2,305
Birmingham Gen. Oblig. Series 2002 A, 5% 4/1/04 (FSA Insured)	2,745	2,867
Mobile County Gen. Oblig.:
5% 2/1/07 (MBIA Insured)	1,000	1,103
5% 2/1/08 (MBIA Insured)	1,475	1,634
		7,909
Alaska - 2.1%
Alaska Student Ln. Corp. Student Ln. Rev. Series A:
5.1% 7/1/04 (AMBAC Insured) (d)	3,630	3,789
5.15% 7/1/05 (AMBAC Insured) (d)	1,950	2,069
5.55% 7/1/03 (AMBAC Insured) (d)	1,000	1,020
Anchorage Gen. Oblig. Series B, 5.75% 12/1/11 (FGIC Insured)	2,500	2,931
North Slope Borough Gen. Oblig.:
Series 1996 B, 0% 6/30/07 (MBIA Insured)	2,400	2,119
Series B:
0% 6/30/05 (FSA Insured)	9,000	8,555
0% 6/30/07 (MBIA Insured)	7,050	6,226
0% 6/30/08 (MBIA Insured)	4,240	3,565
0% 6/30/06 (MBIA Insured)	3,500	3,220
Valdez Marine Term. Rev. (Phillips Petroleum Co. Proj.) Series 1994 C, 2.9%, tender 1/1/03 (a)	1,000	1,000
		34,494
Arizona - 4.1%
Arizona Pwr. Auth. Pwr. Resource Rev. (Hoover Uprating Proj.):
5% 10/1/05	2,160	2,349
5% 10/1/06	2,525	2,790
Arizona School Facilities Board Rev. 5% 7/1/04	1,475	1,557
Arizona Trans. Board Excise Tax Rev. (Maricopa County Reg'l. Area Road Fund Prog.) 5.25% 7/1/05 (AMBAC Insured)	10,000	10,896
Coconino County Poll. Cont. Corp. Rev. (Arizona Pub. Svc. Co. Proj.) 4%, tender 4/7/03 (a)(d)	3,000	3,006
Maricopa County School District #28 Kyrene Elementary Series B:
0% 7/1/04 (FGIC Insured)	3,000	2,936
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Arizona - continued
Maricopa County School District #28 Kyrene Elementary Series B: - continued
5.9% 7/1/10 (FGIC Insured) (Pre-Refunded to 7/1/04 @ 100) (e)	$ 1,000	$ 1,069
Pima County Cmnty. College District Rev. Series 2001, 5% 7/1/04 (AMBAC Insured)	1,300	1,371
Pima County Gen. Oblig. 4% 7/1/04 (FSA Insured)	815	848
Salt River Proj. Agric. Impt. & Pwr. District Elec. Sys. Rev.:
Series 1993 B, 7% 1/1/05	2,000	2,210
Series A:
5% 1/1/04	9,500	9,856
5.25% 1/1/06	4,000	4,391
Series D:
5% 1/1/08	2,000	2,217
5.7% 1/1/04	1,000	1,044
Scottsdale Muni. Property Corp. Excise Tax Rev. 5.5% 7/1/05	2,285	2,498
Tucson Gen. Oblig. Series 2002:
5% 7/1/04	1,000	1,054
5% 7/1/05	1,000	1,081
Tucson Street & Hwy. User Rev.:
4.5% 7/1/04 (AMBAC Insured) (g)	4,595	4,771
4.5% 7/1/05 (AMBAC Insured)(g)	3,090	3,275
Tucson Wtr. Rev. Series 2002:
5.5% 7/1/05 (FGIC Insured)	1,040	1,136
5.5% 7/1/06 (FGIC Insured)	980	1,088
Univ. of Arizona Univ. Revs. 6.35% 6/1/14 (Pre-Refunded to 6/1/04 @ 102) (e)	2,135	2,328
Washington Elementary School District #6 of Maricopa County School Impt. (1996 Projs.):
Series A, 4% 7/1/04 (FSA Insured)	2,000	2,080
Series C:
5% 7/1/04 (FGIC Insured)	1,360	1,434
5% 7/1/04 (FGIC Insured) (Escrowed to Maturity) (e)	1,790	1,890
		69,175
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - 5.5%
California Dept. of Wtr. Resources Central Valley Proj. Wtr. Sys. Rev. Series Y:
5% 12/1/06 (FGIC Insured) (g)	$ 5,000	$ 5,566
5% 12/1/07 (FGIC Insured) (g)	5,000	5,616
California Dept. Wtr. Resources Pwr. Supply Rev. Series A, 5.25% 5/1/07 (MBIA Insured)	28,900	32,413
California Statewide Cmnty. Dev. Auth. Rev. (Kaiser Fund Hosp./Health Place, Inc. Proj.) Series 2002 C, 3.7%, tender 7/1/05 (a)	10,000	10,245
Long Beach Hbr. Rev.:
Series 2000 A:
5.5% 5/15/05 (d)	3,490	3,789
5.5% 5/15/06 (d)	3,000	3,322
Series 2002 B, 4%, tender 5/14/04 (MBIA Insured) (a)(d)	14,000	14,483
Los Angeles Hbr. Dept. Rev. Series A:
5.5% 8/1/04 (AMBAC Insured) (d)	2,000	2,123
5.5% 8/1/06 (AMBAC Insured) (d)	1,495	1,665
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Second Series 27A, 5% 5/1/05 (MBIA Insured) (d)	3,680	3,949
Univ. of California Revs. (UCLA Med. Ctr. Proj.) 4.55% 12/1/09 (f)	9,600	10,039
		93,210
Colorado - 1.1%
Arapahoe County Cap. Impt. Trust Fund Hwy. Rev.:
Series C, 0% 8/31/08 (Pre-Refunded to 8/31/05 @ 82.9449) (e)	4,500	3,555
Series E 470:
0% 8/31/07 (Pre-Refunded to 8/31/05 @ 89.2392) (e)	2,000	1,700
0% 8/31/15 (Pre-Refunded to 8/31/05 @ 48.6181) (e)	9,025	4,180
Arapahoe County Cherry Creek School District #5 Series B, 6% 12/15/04	1,395	1,520
Denver City & County Arpt. Rev. Series 2001 B, 5.25% 11/15/04 (FGIC Insured) (d)	1,200	1,274
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Colorado - continued
E-470 Pub. Hwy. Auth. Rev. Series 2000 B, 0% 9/1/07 (MBIA Insured)	$ 3,200	$ 2,796
Jefferson County School District #R1 6.5% 12/15/10 (MBIA Insured)	2,575	3,153
		18,178
Delaware - 0.3%
Delaware Gen. Oblig. Series 2002 A, 5% 7/1/05	5,000	5,418
District Of Columbia - 1.8%
District of Columbia Ctfs. of Prtn.:
5% 1/1/06 (AMBAC Insured)	1,000	1,074
5% 1/1/07 (AMBAC Insured)	1,000	1,083
5.25% 1/1/08 (AMBAC Insured)	935	1,023
District of Columbia Gen. Oblig.:
Series 1993 B2, 5.5% 6/1/07 (FSA Insured)	3,800	4,273
Series 2001 B, 5.5% 6/1/07 (FSA Insured)	1,345	1,512
District of Columbia Rev. (Medstar Univ. Hosp. Proj.) Series D, 6.875%, tender 2/15/07 (a)	9,000	9,648
Metro. Washington Arpt. Auth. Sys. Rev. Series D:
4% 10/1/05 (FSA Insured) (d)	1,000	1,046
4% 10/1/06 (FSA Insured) (d)	1,750	1,837
4% 10/1/07 (FSA Insured) (d)	1,000	1,049
Metro. Washington Arpts. Auth. Gen. Arpt. Rev. Series B, 5.5% 10/1/08 (FGIC Insured) (d)	6,460	7,101
		29,646
Florida - 5.7%
Brevard County Util. Rev.:
5% 3/1/04 (FGIC Insured)	1,385	1,440
5% 3/1/05 (FGIC Insured)	1,445	1,552
5% 3/1/06 (FGIC Insured)	530	581
Broward County School District Series A:
5% 2/15/05	3,000	3,217
5% 2/15/08	5,810	6,448
Dade County Spl. Oblig. Series B, 0% 10/1/21 (AMBAC Insured) (Pre-Refunded to 10/1/08 @ 45.5634) (e)	10,000	3,815
Florida Ports Fing. Commission Rev. (State Trans. Trust Fund Proj.) 6% 6/1/05 (MBIA Insured) (d)	4,575	5,025
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Florida - continued
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt Proj.) 3.35%, tender 9/1/05 (a)	$ 20,300	$ 20,542
Hillsborough County Indl. Dev. Auth. Poll. Cont. Rev. (Tampa Elec. Co. Proj.):
4%, tender 8/1/07 (a)	11,000	10,868
4.25%, tender 8/1/07 (a)(d)	6,000	5,953
Indian River County School District:
4% 4/1/05 (FSA Insured)	2,185	2,305
4% 4/1/06 (FSA Insured)	1,470	1,569
Lee County Indl. Dev. Auth. Health Care Facilities Rev. (Shell Point Village Proj.) Series A:
5.25% 11/15/04	500	505
5.25% 11/15/05	685	693
5.25% 11/15/06	1,145	1,156
Miami-Dade County Cap. Asset Acquisition Fixed Rate Spl. Oblig.:
Series 2002 A:
5% 4/1/05 (AMBAC Insured)	2,900	3,122
5% 4/1/06 (AMBAC Insured)	3,365	3,696
5% 4/1/08 (AMBAC Insured)	2,825	3,142
Palm Beach County School District 5% 8/1/05 (MBIA Insured)	5,000	5,420
Pasco County Solid Waste Disp. & Resource Recovery Sys. Rev. 5.75% 4/1/06 (AMBAC Insured) (d)	1,500	1,668
Tampa Bay Wtr. Util. Sys. Rev. 0% 10/1/04 (FGIC Insured)	5,905	5,755
Univ. Athletic Assoc., Inc. Athletic Prog. Rev. Series 2001, 2.6%, tender 10/1/03, LOC Suntrust Banks of Florida, Inc. (a)	7,500	7,571
		96,043
Georgia - 3.9%
Atlanta Arpt. Facilities Rev. 6.5% 1/1/06 (AMBAC Insured)	6,000	6,707
Atlanta Wtr. & Swr. Rev. 4.75% 1/1/23 (FGIC Insured) (Pre-Refunded to 1/1/04 @ 102) (e)	4,475	4,721
Cobb County Solid Waste Mgt. Auth. Rev. Series 1995, 6.05% 1/1/05 (d)	1,000	1,087
Columbus Wtr. & Swr. Rev. 5.25% 5/1/05 (FSA Insured) (g)	1,990	2,099
Dalton Bldg. Auth. Rev. Series 2001, 5% 7/1/05	6,030	6,514
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Georgia - continued
Dougherty County Gen. Oblig. 5.25% 10/1/04 (FSA Insured)	$ 2,000	$ 2,137
Fayette County School District 5% 3/1/04	1,350	1,408
Georgia Gen. Oblig.:
Series 1992 A, 6% 3/1/04	4,000	4,217
Series 1997 C, 6.25% 8/1/04	5,000	5,386
Series A:
4% 5/1/05	7,000	7,402
5.8% 3/1/05	2,000	2,183
Series B, 6.25% 4/1/06	1,750	1,992
Series C, 7.25% 7/1/06	2,000	2,348
Series E, 6% 7/1/04	7,720	8,256
Georgia Muni. Elec. Auth. Pwr. Rev. Series 1993 CC, 4.8% 1/1/06 (MBIA Insured)	7,050	7,630
Gwinnett County Gen. Oblig. 4% 1/1/06	1,000	1,062
Henry County Wtr. & Sew Auth. Rev. 5% 2/1/08 (MBIA Insured) (g)	1,095	1,172
		66,321
Hawaii - 1.1%
Hawaii Arpts. Sys. Rev.:
Series 2001, 5.5% 7/1/05 (FGIC Insured) (d)	3,000	3,213
Third Series, 5.5% 7/1/05 (AMBAC Insured) (Pre-Refunded to 7/1/04 @ 102) (d)(e)	2,550	2,755
Hawaii Gen. Oblig.:
Series 2001 CV, 5% 8/1/05 (FGIC Insured)	3,610	3,901
Series 2001 CW, 5% 8/1/05 (FGIC Insured)	2,000	2,161
Series CU, 5.75% 10/1/11 (MBIA Insured)	3,210	3,701
Honolulu City & County Gen. Oblig. Series B:
5.5% 11/1/04 (FGIC Insured)	465	499
5.5% 11/1/04 (FGIC Insured) (Escrowed to Maturity) (e)	2,160	2,321
		18,551
Idaho - 0.5%
Boise-Kuna Irrigation District Lucky Peak Hydroelectric Proj. Rev. 4% 7/1/04 (AMBAC Insured)	8,000	8,320
Illinois - 6.6%
Chicago Gen. Oblig.:
(Neighborhoods Alive 21 Prog.):
5% 1/1/07 (MBIA Insured)	1,360	1,496
5% 1/1/08 (MBIA Insured)	890	981
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Illinois - continued
Chicago Gen. Oblig.: - continued
5% 1/1/07 (FGIC Insured)	$ 1,000	$ 1,100
Chicago Midway Arpt. Rev.:
Series 2001 B, 5% 1/1/07 (FSA Insured)	1,000	1,100
Series A:
6.25% 1/1/14 (MBIA Insured) (Pre-Refunded to 1/1/04 @ 102) (d)(e)	2,230	2,382
6.25% 1/1/24 (MBIA Insured) (Pre-Refunded to 1/1/04 @ 102) (d)(e)	6,810	7,274
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2001 C:
5% 1/1/04 (AMBAC Insured) (d)	1,200	1,243
5% 1/1/05 (AMBAC Insured) (d)	1,415	1,489
5% 1/1/07 (AMBAC Insured) (d)	2,670	2,878
5.25% 1/1/06 (AMBAC Insured) (d)	2,335	2,510
Series A, 6% 1/1/05 (AMBAC Insured)	1,030	1,108
Chicago Pub. Bldg. Commision Bldg. Rev. Series C, 5.5% 2/1/06 (FGIC Insured)	6,000	6,624
Chicago Tax Increment Rev.:
Series 2000 A, 0% 12/1/08 (AMBAC Insured)	10,000	8,274
Series A, 0% 12/1/05 (AMBAC Insured)	3,000	2,817
Du Page Wtr. Commission Series 2001, 5% 3/1/04	4,310	4,493
Illinois Gen. Oblig.:
First Series:
5% 4/1/04	5,000	5,224
5% 5/1/04	1,000	1,048
5% 8/1/04	4,675	4,935
5% 4/1/05 (FSA Insured)	3,000	3,227
5% 8/1/05	1,000	1,083
5% 8/1/06	8,160	8,958
5.5% 6/1/04	1,000	1,058
5.5% 4/1/09 (FSA Insured)	6,250	7,102
5.875% 8/1/11 (MBIA Insured) (Pre-Refunded to 8/1/04 @ 102) (e)	12,900	14,088
Kane & Du Page Counties Cmnty. Unit School District #303 Saint Charles Series A, 5.5% 1/1/12 (FSA Insured)	2,270	2,585
Kane County School District #129 Aurora West Side Series A, 5.75% 2/1/14 (FGIC Insured)	1,600	1,831
Kane, McHenry, Cook & DeKalb Counties Unit School District #300 5.5% 12/1/13 (MBIA Insured)	5,000	5,655
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Illinois - continued
Kendall, Kane & Will Counties Cmnty. Unit School District #308:
5% 10/1/04 (FGIC Insured)	$ 510	$ 542
5.25% 10/1/05 (FGIC Insured)	560	613
5.25% 10/1/06 (FGIC Insured)	695	772
Rosemont Gen. Oblig. (Tax Increment #3 Proj.) 0% 12/1/07 (FGIC Insured)	3,000	2,606
Univ. of Illinois Auxiliary Facilities Sys. Rev. Series 2001 A, 5% 4/1/08 (AMBAC Insured)	2,035	2,252
Will County School District #122 Series B, 0% 11/1/08 (FSA Insured)	1,500	1,244
Winnebago & Boone Counties Cmnty. High School District #207 6.25% 12/30/10 (AMBAC Insured) (Pre-Refunded to 12/30/03 @ 100) (e)	1,200	1,260
		111,852
Indiana - 1.1%
Indiana Bond Bank Series 2001, 4.75% 2/1/04 (AMBAC Insured)	1,000	1,037
Indiana Health Facility Fing. Auth. Rev.:
(Ascension Health Cr. Group Prog.) Series 2002 F:
4% 11/15/03	400	408
5% 11/15/04	1,300	1,379
5.5% 11/15/05	1,000	1,087
5.5% 11/15/06	1,000	1,102
Indiana Office Bldg. Commission Facilities Rev. (New Castle Correctional Facility Proj.) Series 2002 A, 5.25% 7/1/10 (FGIC Insured)	3,500	3,925
Indiana Univ. Revs. (Student Fee Proj.) Series H, 0% 8/1/05 (AMBAC Insured)	5,500	5,199
Rockport Poll. Cont. Rev. 4.9%, tender 6/1/07 (a)	4,000	4,071
		18,208
Kansas - 0.4%
Burlington Envir. Impt. Rev. (Kansas City Pwr. & Lt. Co. Proj.) 4.75%, tender 10/1/07 (a)	2,400	2,432
La Cygne Envir. Impt. Rev. (Kansas City Pwr. & Lt. Co. Proj.) Series 1994, 3.9%, tender 9/1/04 (a)	3,700	3,793
		6,225
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Kentucky - 0.4%
Kentucky Asset/Liability Commission Gen. Fund Rev. First Series 2001, 5% 2/1/04	$ 4,000	$ 4,156
Kentucky Property & Bldgs. Commission Revs. (#69 Proj.) Series 2001 B, 5% 8/1/04 (FSA Insured)	1,860	1,966
		6,122
Louisiana - 0.4%
Lafayette Parish School Board Sales Tax Rev. 6% 4/1/04 (FGIC Insured)	2,000	2,113
Shreveport Wtr. & Swr. Rev. Series A, 4% 12/1/05 (FGIC Insured) (g)	4,580	4,853
		6,966
Maine - 0.0%
Maine Edl. Ln. Marketing Corp. Student Ln. Rev. 6.9% 11/1/03 (d)	180	180
Massachusetts - 5.1%
Massachusetts Dev. Fin. Agcy. Rev. (Massachusetts Biomedical Research Corp. Proj.) Series C:
5.75% 8/1/06	1,200	1,323
5.875% 8/1/08	1,630	1,832
Massachusetts Gen. Oblig.:
Series A, 5.5% 2/1/07 (MBIA Insured)	7,500	8,427
Series B, 5% 2/1/06	40,000	43,672
Massachusetts Health & Edl. Facilities Auth. Rev. (Caritas Christi Oblig. Group Proj.):
5% 7/1/04	1,805	1,862
5.5% 7/1/05	1,000	1,049
Massachusetts Indl. Fin. Agcy. Rev. (Massachusetts Biomedical Research Corp. Proj.) Series A2, 0% 8/1/03	21,300	21,102
New England Ed. Ln. Marketing Corp.:
Series A, 5.7% 7/1/05 (d)	2,800	3,040
Series F, 5.625% 7/1/04 (d)	3,500	3,694
		86,001
Michigan - 1.4%
Detroit Econ. Dev. Corp. Resource Recovery Rev. Series 2001 A, 3.45% 5/1/04 (AMBAC Insured) (d)	4,135	4,242
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Michigan - continued
Holly Area School District Series 1999, 5.375% 5/1/11 (FGIC Insured) (Pre-Refunded to 5/1/05 @ 101) (e)	$ 1,275	$ 1,401
Michigan Hosp. Fin. Auth. Hosp. Rev. (Sparrow Oblig. Group Proj.) 5% 11/15/04	1,500	1,575
Michigan Muni. Bond Auth. Rev. (Pooled Ln. Prog.) Series B, 5.75% 10/1/12 (Pre-Refunded to 4/1/06 @ 102) (e)	4,550	5,200
Michigan Strategic Fund Exempt Facilities Rev. (Waste Mgmt., Inc. Proj.) 4.2%, tender 8/1/04 (a)(d)	7,000	7,066
West Ottawa Pub. School District 0% 5/1/15 (MBIA Insured) (Pre-Refunded to 5/1/05 @ 49.088) (e)	8,490	3,994
		23,478
Minnesota - 2.9%
Hopkins Independent School District #270 Series B, 4% 2/1/06	2,575	2,736
Minnesota Gen. Oblig.:
5% 6/1/04	7,000	7,362
5.2% 8/1/07	9,000	9,184
Minnesota Pub. Facilities Auth. Wtr. Poll. Cont. Rev. Series A, 4.5% 3/1/07	2,240	2,439
Ramsey County Series B, 5% 2/1/04	1,325	1,377
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev.:
5% 1/1/05	17,245	18,369
5% 1/1/06 (AMBAC Insured)	4,545	4,944
5% 1/1/08 (AMBAC Insured)	2,310	2,550
		48,961
Mississippi - 0.4%
Mississippi Bus. Fin. Corp. Solid Waste Disp. Rev. (Waste Mgmt., Inc. Proj.) 4.65%, tender 3/1/04 (a)(d)	5,000	5,029
Mississippi Higher Ed. Student Ln. Series 2000 B3, 5.3% 9/1/08 (d)	1,190	1,283
		6,312
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Missouri - 0.3%
Kansas City School District Bldg. Corp. Rev. Series A, 4% 2/1/04 (FGIC Insured)	$ 3,620	$ 3,725
Missouri Gen. Oblig. Series 1996 A, 6% 8/1/04	1,655	1,776
		5,501
Nebraska - 2.1%
Lancaster County School District #1 (Lincoln Pub. Schools Proj.):
3% 1/15/05	1,870	1,926
4% 1/15/06	1,000	1,061
Lincoln Wtrwks. Rev. Series 2003:
5% 8/15/04 (g)	3,115	3,241
5% 8/15/05 (g)	3,265	3,475
Nebraska Pub. Pwr. District Rev. Series A:
0% 1/1/06 (MBIA Insured)	24,465	22,850
0% 1/1/07 (MBIA Insured)	4,000	3,606
		36,159
Nevada - 0.3%
Clark County Las Vegas-McCarran Int'l. Arpt. Passenger Facility Charge Rev. Series 2002 A, 5% 7/1/06 (MBIA Insured) (d)	5,415	5,804
New Hampshire - 0.2%
New Hampshire Health & Edl. Facilities Auth. Rev. (Univ. Sys. of New Hampshire Proj.):
5.25% 7/1/04 (AMBAC Insured)	1,710	1,806
5.25% 7/1/05 (AMBAC Insured)	1,695	1,837
		3,643
New Jersey - 1.6%
New Jersey Ctfs. of Prtn. Series A, 5.25% 6/15/06 (FSA Insured)	3,485	3,870
New Jersey Gen. Oblig. Series E, 6% 7/15/05	3,700	4,100
New Jersey Trans. Trust Fund Auth. Series 2001 A, 5% 6/15/06	6,300	6,932
New Jersey Transit Corp.:
Series 2000 B, 5.5% 2/1/08 (AMBAC Insured)	1,000	1,132
Series 2000 C, 5.25% 2/1/04 (AMBAC Insured)	10,000	10,420
		26,454
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
New Mexico - 0.1%
New Mexico Edl. Assistance Foundation Student Ln. Rev. Sr. Series IV A1, 6.5% 3/1/04 (d)	$ 1,825	$ 1,903
New York - 3.9%
Metro. Trans. Auth. Commuter Facilities Rev. Series A:
5% 7/1/06 (Escrowed to Maturity) (e)	1,520	1,690
5.125% 7/1/07 (Escrowed to Maturity) (e)	1,415	1,600
5.25% 7/1/08 (Escrowed to Maturity) (e)	3,640	4,166
5.375% 7/1/09 (Escrowed to Maturity) (e)	3,635	4,194
5.5% 7/1/10 (Pre-Refunded to 7/1/09 @ 100) (e)	4,220	4,900
Metro. Trans. Auth. Svc. Contract Rev. Series B:
3% 7/1/04	8,725	8,918
4% 1/1/05	4,265	4,456
5% 1/1/06	10,110	10,967
New York City Gen. Oblig. Series D, 6.6% 2/1/03 (Escrowed to Maturity) (e)	25	25
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series B, 5% 6/15/04	8,000	8,421
4% 6/15/04	9,000	9,346
New York State Dorm. Auth. Revs. Series A, 5% 3/15/08 (g)	2,000	2,203
New York State Envir. Facilities Corp. State Wtr. Poll. Cont. Revolving Fund Rev. (New York City Muni. Wtr. Fin. Auth. Proj.) Series 1997 E, 6% 6/15/11 (MBIA Insured)	3,500	4,125
		65,011
New York & New Jersey - 0.9%
Port Auth. New York & New Jersey Series 127th:
5% 12/15/04 (AMBAC Insured) (d)	5,310	5,666
5% 12/15/06 (AMBAC Insured) (d)	4,965	5,461
5% 12/15/08 (AMBAC Insured) (d)	3,510	3,871
		14,998
North Carolina - 3.1%
Appalachian State Univ. Utils. Sys. Rev. Series 1994, 6.2% 5/15/24 (MBIA Insured) (Pre-Refunded to 5/15/04 @ 102) (e)	3,400	3,695
Mecklenburg County Gen. Oblig.:
Series A, 4.5% 4/1/04	1,700	1,767
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
North Carolina - continued
Mecklenburg County Gen. Oblig.: - continued
Series B:
3.25% 2/1/04	$ 3,500	$ 3,575
3.25% 2/1/06	3,305	3,446
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series 1993 B, 7% 1/1/08 (MBIA Insured)	1,500	1,789
Series B, 6% 1/1/05	2,000	2,046
Series C, 5.125% 1/1/03	10,420	10,420
Series G, 5.75% 12/1/16	7,750	7,988
North Carolina Gen. Oblig. Series A, 5.25% 3/1/04	2,500	2,615
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
6% 1/1/04 (AMBAC Insured)	4,500	4,604
6% 1/1/05 (AMBAC Insured)	9,750	9,983
		51,928
North Dakota - 0.2%
North Dakota Bldg. Auth. Lease Rev. Series A:
5.25% 6/1/04 (FGIC Insured) (g)	1,780	1,849
5.25% 6/1/05 (FGIC Insured) (g)	2,060	2,197
		4,046
Ohio - 3.4%
Cleveland Arpt. Sys. Rev. Series A, 5.5% 1/1/05 (FSA Insured) (d)	2,250	2,388
Cleveland Pub. Pwr. Sys. Rev. (First Mtg. Prog.) Series 1994 A, 0% 11/15/09 (MBIA Insured)	2,250	1,777
Columbus Gen. Oblig.:
Series 1, 5% 6/15/05	1,645	1,785
5% 1/1/05	12,720	13,601
Montgomery County Rev. (Catholic Health Initiatives Proj.) 4% 9/1/04	1,695	1,753
Ohio Air Quality Dev. Auth. Rev. (Pennsylvania Pwr. Co. Proj.) 3.85%, tender 7/1/03 (a)	2,400	2,405
Ohio Bldg. Auth. (Adult Correctional Bldg. Fund Prog.) Series A:
5.75% 4/1/08	3,555	4,082
6% 10/1/05	5,600	6,243
Ohio Gen. Oblig. (Higher Ed. Cap. Facilities Proj.) Series A, 5% 2/1/05	8,550	9,163
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Ohio - continued
Ohio Wtr. Dev. Auth. Poll. Cont. Facilities Rev.:
(Cleveland Elec. Illuminating Co. Proj.) Series A, 3.4%, tender 10/1/04 (a)	$ 2,350	$ 2,365
(Ohio Edison Co. Proj.) Series 1999 B, 4.4%, tender 12/1/03 (a)(d)	4,000	4,007
(Toledo Edison Co. Proj.) Series B, 4.5%, tender 9/1/05 (a)	7,000	7,000
Ohio Wtr. Dev. Auth. Rev. (Fresh Wtr. Proj.) Series A, 5.4% 6/1/05 (AMBAC Insured)	1,000	1,090
		57,659
Oklahoma - 0.9%
Oklahoma City Gen. Oblig. 4% 3/1/05 (FGIC Insured)	1,955	2,055
Oklahoma Dev. Fin. Auth. Rev. (Samuel Roberts Noble, Inc. Proj.):
Series 2001:
5% 5/1/04	2,015	2,114
5% 5/1/05	7,615	8,130
5% 5/1/06	3,200	3,472
		15,771
Oregon - 1.0%
Deschutes & Jefferson Counties School District #2J Redmond:
5.5% 6/1/05 (FGIC Insured)	1,000	1,093
5.5% 6/1/06 (FGIC Insured)	2,610	2,920
Eugene Elec. Util. Rev. Series A:
5.25% 8/1/04 (FSA Insured)	1,160	1,222
5.25% 8/1/05 (FSA Insured)	1,210	1,307
5.25% 8/1/06 (FSA Insured)	1,280	1,400
5.25% 8/1/07 (FSA Insured)	1,350	1,492
5.25% 8/1/08 (FSA Insured)	1,425	1,582
Oregon Dept. of Trans. Hwy. User Tax Rev. 5.5% 11/15/13	3,365	3,866
Oregon Gen. Oblig. 8.25% 1/1/07	1,000	1,223
		16,105
Pennsylvania - 2.9%
Allegheny County San. Auth. Swr. Rev.:
Series 2003, 4% 6/1/04 (MBIA Insured) (g)	2,535	2,601
6% 12/1/11 (MBIA Insured)	1,495	1,761
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Pennsylvania - continued
Harrisburg Auth. Dauphin County School Rev. (Harrisburg School District Rfdg. Proj.) Series 2002 A, 5.5% 4/1/13 (FGIC Insured)	$ 2,100	$ 2,382
Hazleton Area School District 6.5% 3/1/06 (FSA Insured)	1,155	1,315
Pennsylvania Econ. Dev. Fing. Auth. Exempt Facilities Rev. (Shippingport Proj.) Series A, 5%, tender 6/1/05 (a)(d)	6,200	6,343
Pennsylvania Higher Edl. Facilities Auth. Rev. (UPMC Health Sys. Proj.) Series 2001 A, 5.75% 1/15/09	1,750	1,914
Pennsylvania State Univ.:
5% 3/1/04	4,605	4,801
5% 3/1/05	6,935	7,449
5% 3/1/06	7,280	7,963
Philadelphia Gas Works Rev. First Series A, 5.25% 7/1/05 (FSA Insured)	5,000	5,416
Philadelphia Wtr. & Wastewtr. Rev.:
5.15% 6/15/04 (FGIC Insured)	2,450	2,517
6.75% 8/1/05 (MBIA Insured)	3,360	3,779
		48,241
Puerto Rico - 1.2%
Puerto Rico Commonwealth Gen. Oblig. 5% 7/1/05 (FGIC Insured)	17,890	19,371
South Carolina - 1.4%
Berkeley County School District 7% 4/1/07	2,615	3,107
South Carolina Jobs Econ. Dev. Auth. Hosp. Facilities Rev. (Palmetto Health Alliance Proj.) Series A, 6.3% 12/15/03	2,940	3,014
South Carolina Pub. Svc. Auth. Rev.:
Series 2002 A:
5% 1/1/05 (FSA Insured)	2,000	2,135
5% 1/1/06 (FSA Insured)	1,705	1,859
5% 1/1/07 (FSA Insured)	4,105	4,538
Series D:
5% 1/1/06	2,500	2,723
5% 1/1/07	5,000	5,515
		22,891
Tennessee - 1.6%
Elizabethton Health & Edl. Facilities Board Rev. (First Mtg. Prog.) 6% 7/1/11 (MBIA Insured)	2,005	2,333
Knox County Gen. Oblig. 4% 4/1/05 (g)	2,735	2,884
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Tennessee - continued
Metro. Nashville Arpt. Auth. Rev. Series C, 5% 7/1/06 (FGIC Insured) (d)	$ 1,675	$ 1,806
Shelby County Gen. Oblig. Series A:
0% 5/1/10 (Pre-Refunded to 5/1/05 @ 74.444) (e)	15,750	11,224
0% 5/1/12 (Pre-Refunded to 5/1/05 @ 65.1568) (e)	15,130	9,437
		27,684
Texas - 16.4%
Arlington Independent School District 0% 2/15/16 (Pre-Refunded to 2/15/05 @ 51.4017) (e)	6,820	3,373
Austin Arpt. Sys. Rev. Series A:
6.5% 11/15/04 (MBIA Insured) (d)	3,215	3,487
6.5% 11/15/05 (MBIA Insured) (d)	6,870	7,629
6.5% 11/15/05 (MBIA Insured) (Escrowed to Maturity) (d)(e)	940	1,063
Austin Gen. Oblig.:
5.25% 9/1/04	6,000	6,381
5.5% 9/1/15 (Pre-Refunded to 9/1/05 @ 100) (e)	3,380	3,736
Austin Util. Sys. Rev.:
Series 1992 A, 0% 11/15/09 (MBIA Insured)	4,130	3,235
Series A, 5.5% 11/15/06	5,000	5,161
Brazos River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co. Proj.):
Series 1995 B, 5.05%, tender 6/19/06 (a)(d)	6,500	6,184
Series A, 4.8%, tender 4/1/03 (a)(d)	9,000	8,848
Series D, 4.25%, tender 11/1/03 (a)(d)	15,000	14,715
Corpus Christi Util. Sys. Rev. 3% 7/15/05 (FSA Insured)	1,285	1,324
Cypress-Fairbanks Independent School District:
Series B, 0% 8/1/07 (AMBAC Insured)	10,000	8,739
4.5% 2/15/06	2,245	2,417
5% 2/15/08	2,000	2,215
Dallas Wtrwks. & Swr. Sys. Rev. Series 2002 A, 4% 10/1/04 (g)	4,000	4,179
Deer Park Independent School District 6% 2/15/05	2,000	2,182
Fort Worth Gen. Oblig. Series A:
5% 3/1/05 (g)	1,000	1,071
5% 3/1/06 (g)	1,000	1,091
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Garland Independent School District:
0% 2/15/06	$ 2,000	$ 1,851
0% 2/15/07	1,610	1,435
Harris County Gen. Oblig. Series A, 0% 8/15/07 (FGIC Insured)	4,400	3,841
Harris County Health Facilities Dev. Corp. Rev. (Saint Lukes Episcopal Hosp. Proj.) Series 2001 A, 5.5% 2/15/09	3,710	4,067
Houston Gen. Oblig.:
Series A, 5% 3/1/05	8,800	9,432
5% 3/1/04 (FSA Insured)	4,500	4,688
Houston Wtr. & Swr. Sys. Rev. Series B:
5.5% 12/1/07 (AMBAC Insured)	5,455	6,212
5.5% 12/1/08 (AMBAC Insured)	7,500	8,559
Katy Independent School District Series B, 4% 2/15/04	2,000	2,057
Killeen Independent School District 4% 2/15/08	1,200	1,272
Klein Independent School District 5.25% 8/1/06	2,000	2,216
La Porte Independent School Dist 4% 2/15/08	2,000	2,120
Lewisville Gen. Oblig. 4% 2/15/06 (FSA Insured) (g)	1,300	1,378
McKinney Independent School District:
5% 2/15/04	2,170	2,255
5% 2/15/05	2,280	2,441
Mesquite Independent School District Series A, 0% 8/15/06	1,115	1,018
New Braunfels Independent School District 0% 2/1/07	2,000	1,784
North East Texas Independent School District:
7% 2/1/04	2,250	2,382
7% 2/1/05	2,500	2,774
7% 2/1/11	3,600	4,419
Plano Gen. Oblig. 4% 9/1/04	5,975	6,236
Port Houston Auth. Harris County 6% 10/1/06 (FGIC Insured) (d)	2,000	2,267
Red River Ed. Fin. Corp. Ed. Rev. (Texas Christian Univ. Proj.) Series 2001, 3.25%, tender 3/1/04 (a)	6,000	6,099
Richardson Independent School District Series 1998 A, 0% 2/15/06	6,630	6,137
Rockwall Independent School District:
4% 2/15/04	1,030	1,059
4% 2/15/05	1,155	1,212
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Rockwall Independent School District: - continued
4% 2/15/06	$ 2,370	$ 2,516
5% 2/15/07	3,510	3,878
5% 2/15/08	3,825	4,235
5% 2/15/09	4,690	5,204
Sabine River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co. Proj.) Series C, 4%, tender 11/1/03 (a)	2,000	1,962
San Antonio Elec. & Gas Rev.:
Series 1991 A, 0% 2/1/05 (FGIC Insured) (Escrowed to Maturity) (e)	1,000	963
Series B, 0% 2/1/08 (FGIC Insured) (Escrowed to Maturity) (e)	3,830	3,307
5.25% 2/1/08 (FSA Insured)	1,000	1,117
San Antonio Wtr. Sys. Rev. 6.2% 5/15/03 (FGIC Insured) (Escrowed to Maturity) (e)	175	178
Texas A&M Univ. Rev. 5.75% 5/15/05	3,000	3,288
Texas Gen. Oblig.:
(College Student Ln. Prog.):
5% 8/1/06 (d)	6,770	7,354
5% 8/1/11 (d)	3,000	3,209
(Texas Pub. Fin. Auth. Proj.) Series 1994 A, 6.25% 10/1/06 (Pre-Refunded to 10/1/04 @ 100) (e)	10,000	10,838
Texas Muni. Pwr. Agcy. Rev. 5.25% 9/1/06 (MBIA Insured)	10,000	11,091
Texas Pub. Fin. Auth. Bldg. Rev.:
(Dept. of Criminal Justice Prog.) Series A, 5% 2/1/07 (FSA Insured)	2,000	2,206
0% 2/1/05 (MBIA Insured)	3,725	3,578
Texas Univ. Sys. Fing. Rev. 3% 3/15/05 (FSA Insured)	1,830	1,882
Trinity River Auth. Red Oak Creek Sys. Rev. 3.5% 2/1/06 (FSA Insured) (g)	1,270	1,327
Trinity River Auth. Reg'l. Wastewtr. Sys. Rev.:
5% 8/1/06 (MBIA Insured) (g)	4,000	4,300
5% 8/1/07 (MBIA Insured) (g)	1,595	1,725
Univ. Houston Univ. Revs. Series A:
3.5% 2/15/06 (FSA Insured)	4,955	5,181
3.75% 2/15/07 (FSA Insured)	5,100	5,382
4% 2/15/08 (FSA Insured)	5,265	5,567
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Univ. of Texas Univ. Revs. (Fing. Sys. Proj.):
Series 1996 B, 5.25% 8/15/04	$ 2,695	$ 2,863
Series A, 6% 8/15/04	1,500	1,611
Webb County Gen. Oblig.:
5% 2/15/04 (FGIC Insured)	705	731
5% 2/15/05 (FGIC Insured)	1,005	1,076
5% 2/15/06 (FGIC Insured)	1,055	1,152
5% 2/15/07 (FGIC Insured)	1,110	1,226
5% 2/15/08 (FGIC Insured)	1,170	1,296
		276,484
Utah - 1.0%
Box Elder County School District 5% 6/15/05	3,620	3,919
Salt Lake City School District Series A, 6.25% 3/1/13 (Pre-Refunded to 3/1/05 @ 100) (e)	3,695	4,070
Salt Lake County Wtr. Conservancy District Rev. Series A:
0% 10/1/11 (AMBAC Insured)	3,800	2,695
0% 10/1/12 (AMBAC Insured)	3,800	2,567
0% 10/1/13 (AMBAC Insured)	3,760	2,404
Utah Trans. Auth. Sales Tax Rev. Series A, 5% 6/15/05 (FSA Insured)	1,550	1,675
		17,330
Washington - 10.3%
Clark County Pub. Util. District #1 Elec. Rev. Series B:
5% 1/1/06 (FSA Insured)	1,375	1,484
5% 1/1/07 (FSA Insured)	1,395	1,525
5.25% 1/1/08 (FSA Insured)	1,515	1,671
5.25% 1/1/09 (FSA Insured)	1,595	1,766
Cowlitz County Pub. Util. District #1 5% 9/1/04 (AMBAC Insured)	4,615	4,882
Energy Northwest Elec. Rev. (#3 Proj.) Series B, 6% 7/1/16 (AMBAC Insured)	5,000	5,764
Grant County Pub. Util. District #2 Elec. Rev. Series H, 5% 1/1/11 (FSA Insured)	6,485	7,069
King & Snohomish Counties School District #417 Northshore:
5.5% 12/1/13 (FSA Insured)	4,300	4,864
5.5% 12/1/14 (FSA Insured)	6,300	7,058
5.75% 12/1/15 (FSA Insured)	2,500	2,852
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Washington - continued
King County Swr. Rev. Series B:
5% 1/1/05 (FSA Insured)	$ 2,000	$ 2,129
5% 1/1/06 (FSA Insured)	3,000	3,261
5% 1/1/07 (FSA Insured)	5,000	5,507
5.25% 1/1/08 (FSA Insured)	3,500	3,899
Port of Seattle Rev.:
Series B:
5.25% 9/1/06 (FGIC Insured) (d)	2,330	2,545
5.5% 2/1/06 (MBIA Insured) (d)	4,250	4,667
5.5% 2/1/07 (MBIA Insured) (d)	5,775	6,434
Series D:
5.75% 11/1/04 (FGIC Insured) (d)	3,505	3,748
5.75% 11/1/15 (FGIC Insured) (d)	3,640	4,021
Seattle Muni. Lt. & Pwr. Rev.:
5.25% 3/1/04 (FSA Insured)	1,100	1,150
5.25% 3/1/07 (FSA Insured)	1,690	1,884
Washington Gen. Oblig.:
(Motor Vehicle Fuel Tax Proj.) Series B, 7% 9/1/05	3,120	3,542
Series 2001 RA, 5.25% 9/1/06	11,750	13,049
Series A:
3.5% 1/1/06 (MBIA Insured)	12,500	13,063
4% 1/1/08 (MBIA Insured)	33,175	35,276
5.5% 7/1/11	3,500	3,963
Series C, 5% 1/1/08 (FSA Insured)	8,320	9,234
Series R 93C, 5.125% 9/1/04	1,200	1,274
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #2 Rev. Series A, 5.75% 7/1/08	3,000	3,404
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #3 Rev.:
Series B, 0% 7/1/03	7,065	7,014
Series C, 5% 7/1/06 (FSA Insured)	5,000	5,462
		173,461
Wisconsin - 0.9%
Wisconsin Clean Wtr. Rev. Series 2:
5% 6/1/05 (MBIA Insured)	4,840	5,223
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Wisconsin - continued
Wisconsin Clean Wtr. Rev. Series 2: - continued
5% 6/1/06 (MBIA Insured)	$ 3,075	$ 3,379
Wisconsin Trans. Rev. Series 2, 5.5% 7/1/14 (MBIA Insured) (Pre-Refunded to 7/1/05 @ 100) (e)	5,575	6,126
		14,728
TOTAL MUNICIPAL BONDS (Cost $1,614,435)		1,666,742
Municipal Notes - 1.0%

Arizona - 0.8%
Mohave County Indl. Dev. Auth. Indl. Dev. Rev. (Citizens Communications Co. Proj.) Series 1993 E, 3.2% tender 1/7/03, CP mode (d)	5,960	5,960
Yavapai County Indl. Dev. Auth. Indl. Dev. Rev. (Citizens Communications Co. Proj.) Series 1993, 3.2% tender 1/7/03, CP mode (d)	7,500	7,500
		13,460
Hawaii - 0.2%
Hawaii Dept. of Budget & Fin. Spl. Purp. Mtg. Rev. (Citizens Communications Co. Proj.) Series 1988 B, 3.2% tender 1/7/03, CP mode (d)	3,500	3,500
TOTAL MUNICIPAL NOTES (Cost $16,960)		16,960
Money Market Funds - 2.5%
	Shares	Value (Note 1) (000s)
Fidelity Municipal Cash Central Fund, 1.67% (b)(c) (Cost $41,300)	41,300,000	$ 41,300
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $1,672,695)		1,725,002
NET OTHER ASSETS - (2.5)%		(42,203)
NET ASSETS - 100%		$ 1,682,799
Swap Agreements
	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Interest Rate Swap
Receive quarterly a floating rate based on 3-month LIBOR and pay quarterly a fixed rate equal to 2.0085% with Morgan Stanley, Inc.	August 2004	$ 10,000	$ (45)
Receive quarterly a floating rate based on 3-month LIBOR and pay quarterly a fixed rate equal to 3.126% with Lehman Brothers, Inc.	Jan. 2007	10,000	(86)
		$ 20,000	$ (131)
Security Type Abbreviation
CP - COMMERCIAL PAPER
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Security collateralized by an amount sufficient to pay interest and principal.
(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Univ. of California Revs. (UCLA Med. Ctr. Proj.) 4.55% 12/1/09	3/6/02	$ 9,600
(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Other Information
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	37.7%
Electric Utilities	21.2
Transportation	8.5
Escrowed/Pre-Refunded	8.2
Water & Sewer	8.0
Health Care	5.8
Education	5.1
Others* (individually less than 5%)	5.5
100.0%
*Includes cash equivalents and net other assets
Purchases and sales of securities, other than short-term securities, aggregated $934,378,000 and $532,694,000, respectively.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $10,039,000 or 0.6% of net assets.

Income Tax Information
The fund hereby designates approximately $9,995,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

During the fiscal year ended December 31, 2002, 100.00% of the fund's income dividends was free from federal income tax, and 17.61% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	December 31, 2002

Assets
Investment in securities, at value (cost $1,672,695) - See accompanying schedule		$ 1,725,002
Cash		10
Receivable for fund shares sold		4,665
Interest receivable		20,075
Redemption fees receivable		8
Other receivables		32
Total assets		1,749,792

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 59,982
Payable for fund shares redeemed	5,366
Distributions payable	787
Unrealized loss on swap agreements	131
Accrued management fee	527
Other payables and accrued expenses	200
Total liabilities		66,993

Net Assets		$ 1,682,799
Net Assets consist of:
Paid in capital		$ 1,627,634
Undistributed net investment income		238
Accumulated undistributed net realized gain (loss) on investments		2,751
Net unrealized appreciation (depreciation) on investments		52,176
Net Assets, for 159,889 shares outstanding		$ 1,682,799
Net Asset Value, offering price and redemption price per share ($1,682,799 ÷ 159,889 shares)		$ 10.52

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2002
Investment Income
Interest		$ 51,039
Expenses
Management fee	$ 5,266
Transfer agent fees	985
Accounting fees and expenses	326
Non-interested trustees' compensation	5
Custodian fees and expenses	24
Registration fees	128
Audit	33
Legal	6
Miscellaneous	47
Total expenses before reductions	6,820
Expense reductions	(558)	6,262
Net investment income (loss)		44,777
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		10,257
Change in net unrealized appreciation (depreciation) on: Investment securities	30,653
Swap agreements	(131)
Total change in net unrealized appreciation (depreciation)		30,522
Net gain (loss)		40,779
Net increase (decrease) in net assets resulting from operations		$ 85,556

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 44,777	$ 42,645
Net realized gain (loss)	10,257	7,216
Change in net unrealized appreciation (depreciation)	30,522	8,160
Net increase (decrease) in net assets resulting from operations	85,556	58,021
Distributions to shareholders from net investment income	(44,681)	(42,447)
Distributions to shareholders from net realized gain	(9,372)	(2,804)
Total distributions	(54,053)	(45,251)
Share transactions Net proceeds from sales of shares	1,162,263	724,591
Reinvestment of distributions	44,278	38,211
Cost of shares redeemed	(738,584)	(557,777)
Net increase (decrease) in net assets resulting from share transactions	467,957	205,025
Redemption fees	66	24
Total increase (decrease) in net assets	499,526	217,819

Net Assets
Beginning of period	1,183,273	965,454
End of period (including undistributed net investment income of $238 and undistributed net investment income of $133, respectively)	$ 1,682,799	$ 1,183,273
Other Information Shares
Sold	111,440	70,347
Issued in reinvestment of distributions	4,244	3,714
Redeemed	(71,047)	(54,226)
Net increase (decrease)	44,637	19,835

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2002	2001	2000H	2000G	1999G	1998G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.27	$ 10.12	$ 10.03	$ 10.00	$ 10.15	$ 10.04
Income from Investment Operations
Net investment income (loss)	.336 D	.396 D,F	.139D	.399D	.395	.419
Net realized and unrealized gain (loss)	.317	.173F	.092	.034	(.150)	.110
Total from investment operations	.653	.569	.231	.433	.245	.529
Distributions from net investment income	(.339)	(.396)	(.140)	(.400)	(.395)	(.419)
Distributions from net realized gain	(.064)	(.023)	(.001)	-	-	-
Distributions in excess of net realized gain	-	-	-	(.003)	-	-
Total distributions	(.403)	(.419)	(.141)	(.403)	(.395)	(.419)
Redemption fees added to paid in capital	-D	-D	-	-	-	-
Net asset value, end of period	$ 10.52	$ 10.27	$ 10.12	$ 10.03	$ 10.00	$ 10.15
Total ReturnB,C	6.47%	5.70%	2.32%	4.45%	2.44%	5.37%
Ratios to Average Net AssetsE
Expenses before expense reductions	.49%	.49%	.49%A	.55%	.55%	.55%
Expenses net of voluntary waivers, if any	.49%	.49%	.49%A	.54%	.55%	.55%
Expenses net of all reductions	.45%	.41%	.45%A	.54%	.55%	.55%
Net investment income (loss)	3.23%	3.85%F	4.17%A	4.02%	3.89%	4.15%
Supplemental Data
Net assets, end of period (in millions)	$ 1,683	$ 1,183	$ 965	$ 904	$ 698	$ 649
Portfolio turnover rate	38%	43%	106%A	53%	66%	33%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

F Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

G For the period ended August 31.

H For the four months ended December 31.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Spartan Short-Intermediate Municipal Income Fund (the fund) is a fund of Fidelity Municipal Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to short-term capital gain and market discount.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 53,529	|
Unrealized depreciation	(1,139)
Net unrealized appreciation (depreciation)	52,390
Undistributed ordinary income	5
Undistributed long-term capital gain	705
Total Distributable earnings	$ 53,100
Cost for federal income tax purposes	$ 1,672,612

The tax character of distributions paid during the current and prior year was as follows:

Ordinary Income	$ 44,746	$ 42,934
Long-term Capital Gains	9,307	2,317
Total	$ 54,053	$ 45,251

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of

Annual Report

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Swaps. The fund may invest in swaps for the purpose of managing its exposure to interest rates, credit or market risk. A swap is an agreement to exchange one payment stream for another, for a set period of time. Payments are based on a notional principal amount and are settled periodically on a net basis.

Interest rate swaps usually involve the exchange of fixed rate interest payments for floating rate interest payments. Gains or losses are realized only upon early termination of the swap agreement. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates will adversely impact the fund.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Schedule of Investments under the caption "Swap Agreements."

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the fund's average net assets and a group fee rate that averaged ..13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .38% of the fund's average net assets.

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and shareholder servicing agent for the fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to an annual rate of .07% of average net assets.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $213 for the period.

5. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody, transfer agent and accounting expenses by $24, $519 and $15, respectively.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Municipal Trust and the Shareholders of Spartan Short-Intermediate Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Short-Intermediate Municipal Income Fund (a fund of Fidelity Municipal Trust) at December 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Spartan Short-Intermediate Municipal Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1976

Trustee of Municipal Trust. Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Spartan Short-Intermediate Municipal Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (49)

Year of Election or Appointment: 1997

Vice President of Spartan Short-Intermediate Municipal Income. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (42)

Year of Election or Appointment: 2002

Vice President of Spartan Short-Intermediate Municipal Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Spartan Short-Intermediate Municipal Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Spartan Short-Intermediate Municipal Income. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Spartan Short-Intermediate Municipal Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of Spartan Short-Intermediate Municipal Income. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (56)

Year of Election or Appointment: 1986

Assistant Treasurer of Spartan Short-Intermediate Municipal Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Spartan Short-Intermediate Municipal Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of Spartan Short-Intermediate Municipal Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 1996

Assistant Treasurer of Spartan Short-Intermediate Municipal Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Spartan Short-Intermediate Municipal Income Fund voted to pay on February 10, 2003 to shareholders of record at the opening of business on February 7, 2003, a distribution of $.005 per share derived from capital gains realized from sales of portfolio securities. The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as a 20%-rate capital gain dividends.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

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Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
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General Correspondence

Fidelity Investments
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For Retirement
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Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

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P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Investments Money
Management, Inc.

General Distributor

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Boston, MA

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Servicing Agents

Citibank, N.A.
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Custodian

Citibank, N.A.

New York, NY

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